As filed with the U.S. Securities and Exchange Commission on January 30, 2006

Securities Act File No. 2-74288

Investment Company Act File No. 811-03275

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 113	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 115	☒

(Check appropriate box or boxes)

Smith Barney Investment Funds Inc.

(Exact Name of Registrant as Specified in Charter)

125 Broad Street New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 451-2010

Robert I. Frenkel

Smith Barney Investment Funds Inc.

300 First Stamford Place

Stamford, CT 06902

(Name and Address of Agent for Service)

Copy to:

Dianne E. O’Donnell, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Post-Effective Amendment.

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on [date] pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on [date] pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Smith Barney Small Cap Value Fund

Class A, B, C and Y Shares

PROSPECTUS

January 30, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

citigroup asset management

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management.” Legg Mason and its affiliates, as well as the fund’s investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

	Smith Barney Small Cap Value Fund

	Investments, risks and performance	1
Contents
	More on the fund’s investments	5

	Management	7

	Choosing a class of shares to buy	10

	Comparing the fund’s classes	12

	Sales charges	13

	More about deferred sales charges	17

	Buying shares	18

	Exchanging shares	19
You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.
	Redeeming shares	20

	Other things to know about share transactions	22

	Dividends, distributions and taxes	25

	Share price	27

	Financial highlights	29

The fund is a separate series of Smith Barney Investment Funds Inc., a Maryland corporation.

Investments, risks and performance

Investment objective
The fund seeks long-term capital growth.

Principal investment strategies
Key investments

Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of small capitalization U.S. companies or in other investments with similar economic characteristics. Small capitalization companies are those whose market capitalizations at the time of investment do not exceed (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index (the “Index”) for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of small capitalization companies for purposes of the fund’s 80% investment policy. The size of companies in the Index changes with market conditions and the composition of the Index. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities and warrants and rights relating to equity securities. The fund may invest up to 20% of the value of its net assets in shares of companies with market capitalizations higher than small capitalization companies.

Selection process

The manager emphasizes individual security selection while spreading the fund’s investments among industries and sectors. The manager uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector.

     The manager uses quantitative parameters to select a universe of smaller capitalized companies that fit the fund’s general investment criteria. In selecting individual securities from within this range, the manager looks for “value” attributes, such as:

  Low stock price relative to earnings, book value and cash flow
  High return on invested capital

     The manager also uses quantitative methods to identify catalysts and trends that might influence the fund’s industry or sector focus, or the manager’s individual security selection.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

  Stock prices decline generally
  Smaller capitalized companies fall out of favor with investors
  The manager’s judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect
  A particular product or service developed by a company in which the fund invests is unsuccessful, the company does not meet earnings expectations or other events depress the value of the company’s stock

Small Cap Value Fund           1

     Compared to mutual funds that focus on larger capitalization companies, the fund’s share price may be more volatile because of its focus on smaller capitalization companies.

These companies are more likely to have:

  More limited product lines
  Fewer capital resources
  Less depth of management

Further, securities of smaller capitalization companies are more likely to:

  Experience sharper swings in market values
  Be harder to sell at times and prices the manager believes appropriate
  Offer greater potential for gains and losses

Who may want to invest

The fund may be an appropriate investment if you:

  Are seeking to participate in the long-term growth potential of smaller capitalization companies
  Currently have exposure to fixed income investments or the stocks commonly held by large capitalization oriented mutual funds and wish to broaden your investment portfolio
  Are willing to accept the risks of the stock market and the special risks of investing in smaller companies with limited track records

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

2           Smith Barney Mutual Funds

Total Return for Class A Shares

Calendar years ended December 31

Highest and lowest quarter returns (for periods shown in the bar chart)

Highest: 19.39% in 4th Quarter 2001; Lowest: (15.79)% in 3rd Quarter 2002

Average Annual Total Returns (for periods ended 12/31/05)

			Since	Inception
	1 Year	5 Years	Inception	Date

Class A Return Before Taxes	1.26%	12.15%	14.66%	02/26/99

Class A Return After Taxes on
Distributions(1)	0.10%	11.25%	13.53%	02/26/99

Class A Return After Taxes on
Distributions and Sale of Fund
Shares(1)	1.92%	10.29%	12.47%	02/26/99

Class B Return Before Taxes	0.84%	12.32%	14.64%	02/26/99

Class C Return Before Taxes	4.72%	12.42%	14.63%	02/26/99

Class Y Return Before Taxes	7.01%	N/A	25.41%	04/14/03

Russell 2000 Value Index(2)	4.71%	13.55%	14.39%	*

*	Index comparison begins on 02/26/99.

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.

(2)	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. (Price-to-book ratio is the price of a stock divided by its net asset value.) It is not possible to invest directly in the Index. The Index does not reflect deductions for fees, expenses or taxes.

Small Cap Value Fund           3

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B	Class C	Class Y

Maximum sales charge (load) imposed on purchases
(as a % of offering price)	5.00%	None	None	None

Maximum deferred sales charge (load) (as a % of the
lower of net asset value at purchase or redemption)	None *	5.00%	1.00%	None

Annual Fund Operating Expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y

Management fee	0.75%	0.75%	0.75%	0.75%

Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None

Other expenses	0.18%	0.18%	0.26%	0.06%

Total annual fund operating expenses	1.18%	1.93%	2.01%	0.81%

*	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

  You invest $10,000 in the fund for the period shown
  Your investment has a 5% return each year-the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
  You reinvest all distributions and dividends without a sales charge
  The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years

Class A (with or without redemption)	$614	$856	$1,117	$1,861

Class B (redemption at end of period)	$696	$906	$1,142	$2,059	*

Class B (no redemption)	$196	$606	$1,042	$2,059	*

Class C (redemption at end of period)	$304	$630	$1,083	$2,337

Class C (no redemption)	$204	$630	$1,083	$2,337

Class Y (with or without redemption)	$83	$259	$450	$1,003

* assumes conversion to Class A shares approximately eight years after purchase

4           Smith Barney Mutual Funds

More on the fund’s investments

Derivative contracts

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices, interest rates or currencies, or options on these futures, for any of the following purposes:

  To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
  As a cash flow management technique
  As a substitute for buying or selling securities
  To enhance return

     A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on a fund’s stock, interest rate or currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings.

     The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives also can make a fund less liquid and harder to value, especially in declining markets.

Foreign investments

The fund may invest up to 10% of its assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depository receipts. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the United States. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses.

Debt securities

The fund’s policy is to be as fully invested in equity securities as practicable at all times. The fund may, however, maintain a portion of its assets (normally not more than 10%) in U.S. government securities, money market obligations and cash to pay expenses and meet redemption requests. Generally, the value of these fixed income obligations will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal and/or interest.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Small Cap Value Fund           5

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are available in the fund’s Statement of Additional Information (“SAI”).

     The fund also may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment goal.

6           Smith Barney Mutual Funds

Management

Manager

The fund’s investment manager is Smith Barney Fund Management LLC (“SBFM” or the “manager”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments and oversees its operations.

     A discussion regarding the basis for the Board’s approval of the fund’s management agreement with SBFM is available in the fund’s annual report for the fiscal year ended September 30, 2005.

     On June 23, 2005, Citigroup Inc. (“Citigroup”) entered into an agreement to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the manager, to Legg Mason, Inc. (“Legg Mason”). The transaction took place on December 1, 2005. Legg Mason, whose principal executive offices are located at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

     Peter Hable, investment officer of the manager, a managing director of CAM, and president of Davis Skaggs Investment Management, a division of the manager, has been responsible for the day-to-day management of the fund’s portfolio since inception. He has been with the manager or its predecessor companies since 1983.

     The SAI provides information about the compensation of the portfolio manager, other accounts he manages, and any fund shares held by him, and has more detailed information about the manager.

Management fee

For its services, the manager received a fee during the fund’s last fiscal year equal to 0.75% of the fund’s average daily net assets.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

     The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

     In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

     The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, other affiliates of SBFM, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Small Cap Value Fund           7

Transfer agent and shareholder servicing agent

PFPC Inc. (the “transfer agent”) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Funds”).

     The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the fund’s

8           Smith Barney Mutual Funds

Board selected a new transfer agent for the fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

     On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Small Cap Value Fund           9

Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, C and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

  How much you plan to invest.
  How long you expect to own the shares.
  The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus.
  Whether you qualify for any reduction or waiver of sales charges.

     If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

     You may buy shares from:

  Certain broker/dealers, financial intermediaries, financial institutions or Smith Barney financial consultants (each called a “Service Agent”).
  The fund, but only if you are investing through certain qualified plans or Service Agents. Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

10           Smith Barney Mutual Funds

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Initial		Additional
	Classes A, B, C	Class Y	All Classes

General	$1,000	$15 million	$50

IRAs, Self Employed Retirement Plans, Uniform Gifts
or Transfers to Minor Accounts	$250	$15 million	$50

Qualified Retirement Plans*	$25	$15 million	$25

Simple IRAs	$1	n/a	$1

Monthly Systematic Investment Plans	$25	n/a	$25

Quarterly Systematic Investment Plans	$50	n/a	$50

*	Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

     More information about the fund’s classes of shares is available through the Smith Barney Mutual Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

  the front-end sales charges that apply to the purchase of Class A shares the deferred sales charges that apply to the redemption of Class B and Class C shares and certain Class A shares (within one year)
  who qualifies for lower sales charges on Class A shares
  who qualifies for a sales load waiver

     Go to http://www.citigroupam.com and click on the name of the fund.

Small Cap Value Fund           11

Comparing the fund’s classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

		Class A		Class B		Class C		Class Y

Key features	•	Initial sales	•	No initial sales	•	No initial sales	•	No initial or
		charge		charge		charge		deferred sales
	•	You may qual-	•	Deferred sales	•	Deferred sales		charge
		ify for reduc-		charge declines		charge for only	•	Must invest at
		tion or waiver		over time		1 year		least $15
		of initial sales	•	Converts to	•	Does not con-		million
		charge		Class A after 8		vert to Class A	•	Lower annual
	•	Lower annual		years	•	Higher annual		expenses than
		expenses than	•	Higher annual		expenses than		the other
		Class B and		expenses than		Class A		classes
		Class C		Class A

Initial sales		Up to 5.00%;		None		None		None
charge		reduced for
large purchases
and waived for
certain investors.
No charge for
purchases of
$1,000,000 or
more

Deferred sales		1.00 % on		Up to 5.00%		1.00% if you		None
charge		purchases of		charged when		redeem within
		$1,000,000 or		you redeem		1 year of
		more if you		shares. The		purchase
		redeem within		charge is
		1 year of		reduced over
		purchase		time and there
is no deferred
sales charge
after 5 years

Annual		0.25% of		1.00% of		1.00% of		None
distribution		average daily		average daily		average daily
and service		net assets		net assets		net assets
fees

Exchange		Class A shares		Class B shares		Class C shares		Class Y shares
Privilege*		of most Smith		of most Smith		of most Smith		of most Smith
		Barney funds		Barney funds		Barney funds		Barney funds

* Ask your Service Agent for the Smith Barney funds available for exchange.

12           Smith Barney Mutual Funds

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

     The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. For shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. CGMI will pay up to 10% of the sales charge to LMIS. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

	Sales Charge	Sales Charge	Broker/Dealer
	as a % of	as a % of	Commission
	Offering	Net Amount	as a % of
Amount of purchase	Price (%)	Invested (%)	Offering Price

Less than $25,000	5.00	5.26	4.50

$25,000 but less than $50,000	4.25	4.44	3.83

$50,000 but less than $100,000	3.75	3.90	3.38

$100,000 but less than $250,000	3.25	3.36	2.93

$250,000 but less than $500,000	2.75	2.83	2.48

$500,000 but less than $1,000,000	2.00	2.04	1.80

$1,000,000 or more	-0-	-0-	up to 1.00*

*	A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the distribution and service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00% . If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

Small Cap Value Fund           13

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

• Accumulation privilege — lets you combine the current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

  you; or
  your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

     Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc. — Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

     If your current purchase order will be placed through a Smith Barney Financial Consultant, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

     Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

• Letter of intent — lets you purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Smith Barney fund shares and Smith Barney shares of SB funds that are subject to a sales charge and are purchased during the 13-month period by you; or
  your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

14           Smith Barney Mutual Funds

     If you are setting up your letter of intent through a Smith Barney Financial Consultant, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

     Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market funds noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc. — Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund, although not offered with a sales charge, may be combined.

     If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

  Employees of NASD members
  Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and nonaffiliated broker-dealers and other financial institutions that have entered into agreements with CGMI
  Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor’s Service Agent is notified

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Smith Barney Mutual Funds’ website: http://www.citigroupam.com and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1	st	2	nd	3	rd	4	th	5	th	6th through 8th

Deferred sales charge	5%		4%		3%		2%		1%		0%

     LMIS will pay Service Agents, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the deferred sales charges. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Small Cap Value Fund           15

Class B conversion

After eight years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

	Shares issued:	Shares issued:
	On reinvestment of	Upon exchange from
Shares issued:	dividends and	another Smith Barney
At initial purchase	distributions	fund

Eight years after the date of purchase payment	In same proportion	On the date the shares
	as the number of	originally acquired would
	Class B shares	have converted into
	converting is to total	Class A shares
Class B shares you
own (excluding
shares issued as a
dividend)

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00% .

     LMIS will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and will retain the deferred sales charges and the distribution and service fee until the thirteenth month after purchase. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class Y shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

16           Smith Barney Mutual Funds

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and, therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

  In addition, you do not pay a deferred sales charge on:

  Shares exchanged for shares of another Smith Barney fund
  Shares representing reinvested distributions and dividends
  Shares no longer subject to the deferred sales charge

     Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

     If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

     The fund’s distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

  On payments made through certain systematic withdrawal plans
  On certain distributions from a retirement plan
  For involuntary redemptions of small account balances
  For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or visit the Smith Barney Mutual Funds’ website: http://www.citigroupam.com and click on the name of the fund.

Small Cap Value Fund           17

Buying shares

Through a	You should contact your Service Agent to open a brokerage
Service Agent	account and make arrangements to buy shares.
If you do not provide the following information, your order will be rejected:
• Class of shares being bought
• Dollar amount or number of shares being bought
Your Service Agent may charge an annual account maintenance fee.

Through the fund	Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.
• Write the fund at the following address:
Smith Barney Investment Funds Inc.
Smith Barney Small Cap Value Fund
(Specify class of shares)
c/o PFPC Inc.
P.O. Box 9699
Providence, Rhode Island 02940-9699
• Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

• For more information, please call Shareholder Services at 1-800-
451-2010.

Through a	You may authorize your Service Agent or the transfer agent to
systematic	transfer funds automatically from (i) a regular bank account, (ii) cash
investment plan	held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

• Amounts transferred should be at least $25 monthly or $50 quarterly

• If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, contact your Service Agent or the transfer agent or consult the SAI.

18           Smith Barney Mutual Funds

Exchanging shares

Smith Barney offers	You should contact your Service Agent to exchange into other Smith
a distinctive family	Barney funds. Be sure to read the prospectus of the Smith Barney
of funds tailored to	fund into which you are exchanging. An exchange is a taxable
help meet the	transaction.
varying needs of	• You may exchange shares only for shares of the same class of another
both large and	Smith Barney fund. Not all Smith Barney funds offer all classes.
small investors.	• Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.
• Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic invest-
ment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

• If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (doc-
uments transferring ownership of certificates) before the exchange is effective.

• The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of	Your shares will not be subject to an initial sales charge at the time
additional sales	of the exchange.
charges	Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange
(“NYSE”) is open. Call Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that
have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the transfer agent at the address on the following page.

Small Cap Value Fund           19

Redeeming shares

Generally	Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to
10 days.

If you have a brokerage account with a Service Agent, your
redemption proceeds will be placed in your account and not rein-
vested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail	For accounts held directly at the fund, send written requests to the fund at the following address:
Smith Barney Investment Funds Inc.
Smith Barney Small Cap Value Fund
(Specify class of shares)
c/o PFPC Inc.
P.O. Box 9699
Providence, Rhode Island 02940-9699
Your written request must provide the following:
• The name of the fund and your account number
• The class of shares and the dollar amount or number of shares to be redeemed
• Signatures of each owner exactly as the account is registered

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions.
If eligible, you may request redemptions by telephone on any day the
NYSE is open. Call Shareholder Services at 1-800-451-2010 between
9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular business on the NYSE are priced at the net asset value next determined.

20           Smith Barney Mutual Funds

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account des-
ignated on your authorization form. You must submit a new autho-
rization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an elec-
tronic transfer (ACH).

Automatic cash	You can arrange for the automatic redemption of a withdrawal plans
withdrawal plans	portion of your shares on a monthly or quarterly basis.
To qualify you must own shares of the fund with a value of at least
$10,000 ($5,000 for retirement plans) and each automatic redemp-
tion must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge.
The following conditions apply:
• Your shares must not be represented by certificates
• All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

Small Cap Value Fund           21

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

  Name of the fund
  Your account number
  Class of shares being bought, exchanged or redeemed
  Dollar amount or number of shares being bought, exchanged or redeemed
  Signature of each owner exactly as the account is registered

     The fund’s transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If those procedures are followed, neither the fund nor the transfer agent will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

  Are redeeming over $50,000
  Are sending signed share certificates or stock powers to the transfer agent
  Instruct the transfer agent to mail the check to an address different from the one on your account
  Changed your account registration
  Want the check paid to someone other than the account owner(s)
  Are transferring the redemption proceeds to an account with a different registration

     You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

     The fund has the right to:

  Suspend the offering of shares
  Waive or change minimum and additional investment amounts
  Reject any purchase or exchange order
  Change, revoke or suspend the exchange privilege
  Suspend telephone transactions
  Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC.
  Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case, you shall be notified in writing and will have 60 days to

22           Smith Barney Mutual Funds

make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

     The fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

     For more information contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

     Because of the potential harm to the fund and its long-term shareholders, the Board of Directors of Smith Barney Investment Funds Inc., on behalf of the fund, has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

     The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan

Small Cap Value Fund           23

administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

     The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market timing and similar abusive practices.

     The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

24           Smith Barney Mutual Funds

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Long-term capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent or the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status

Redemption or exchange of shares	Usually capital gain or loss; long-term only if
shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends	Ordinary income, potentially taxable
at long-term capital gain rates

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in additional fund shares. Although dividends are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

     Corporations may be able to take a dividends-received deduction for a portion of income they receive.

     After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions,

Small Cap Value Fund           25

dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

     The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the fund.

26           Smith Barney Mutual Funds

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class, the fund’s net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

     The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

     The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund invests in securities of small capitalization companies—some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable—the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund also may use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

     Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

     International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

     In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Small Cap Value Fund           27

     Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the transfer agent before the transfer agent’s close of business.

28           Smith Barney Mutual Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a share of Class A capital stock outstanding throughout each year ended September 30:

Class A Shares(1)	2005	2004	2003	2002	2001

Net Asset Value,
Beginning of Year	$21.19	$18.24	$14.45	$14.19	$14.85

Income From Operations:
Net investment income	0.13	0.00 (2)	0.06	0.09	0.20
Net realized and unrealized gain	3.50	4.01	3.94	0.64	0.27

Total Income From Operations	3.63	4.01	4.00	0.73	0.47

Less Distributions From:
Net investment income	(0.12)	—	—	(0.14)	(0.18)
Net realized gains	(0.68)	(1.06)	(0.21)	(0.33)	(0.95)

Total Distributions	(0.80)	(1.06)	(0.21)	(0.47)	(1.13)

Net Asset Value, End of Year	$24.02	$21.19	$18.24	$14.45	$14.19

Total Return(3)	17.37%	22.35%	27.98%	4.88%	3.26%

Net Assets, End of Year (000s)	$291,923	$205,357	$101,798	$72,196	$52,670

Ratios to Average Net Assets:
Gross expenses	1.18%	1.16%	1.19%	1.18%	1.20%
Net expenses	1.18	1.14 (4)	1.19	1.18	1.20
Net investment income	0.58	0.02	0.36	0.58	1.33

Portfolio Turnover Rate	18%	31%	68%	49%	47%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The manager voluntarily waived a portion of its fees.

Small Cap Value Fund           29

For a share of Class B capital stock outstanding throughout each year ended September 30:

Class B Shares(1)	2005	2004	2003	2002	2001

Net Asset Value,
Beginning of Year	$20.71	$17.99	$14.35	$14.10	$14.76

Income (Loss) From Operations:
Net investment income (loss)	(0.03)	(0.15)	(0.06)	(0.03)	0.08
Net realized and unrealized gain	3.41	3.93	3.91	0.63	0.28

Total Income From Operations	3.38	3.78	3.85	0.60	0.36

Less Distributions From:
Net investment income	—	—	—	(0.02)	(0.07)
Net realized gains	(0.68)	(1.06)	(0.21)	(0.33)	(0.95)

Total Distributions	(0.68)	(1.06)	(0.21)	(0.35)	(1.02)

Net Asset Value, End of Year	$23.41	$20.71	$17.99	$14.35	$14.10

Total Return(2)	16.49%	21.35%	27.12%	4.03%	2.52%

Net Assets, End of Year (000s)	$151,555	$142,896	$131,657	$112,946	$83,426

Ratios to Average Net Assets:
Gross expenses	1.93%	1.93%	1.95%	1.94%	1.97%
Net expenses	1.93	1.91 (3)	1.95	1.94	1.97
Net investment income (loss)	(0.13)	(0.77)	(0.41)	(0.19)	0.56

Portfolio Turnover Rate	18%	31%	68%	49%	47%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The manager voluntarily waived a portion of its fees.

30           Smith Barney Mutual Funds

For a share of Class C capital stock outstanding throughout each year ended September 30:

Class C Shares(1)(2)	2005	2004	2003	2002	2001

Net Asset Value,
Beginning of Year	$20.70	$17.98	$14.35	$14.10	$14.76

Income (Loss) From Operations:
Net investment income (loss)	(0.05)	(0.16)	(0.06)	(0.03)	0.08
Net realized and unrealized gain	3.41	3.94	3.90	0.63	0.28

Total Income From Operations	3.36	3.78	3.84	0.60	0.36

Less Distributions From:
Net investment income	—	—	—	(0.02)	(0.07)
Net realized gains	(0.68)	(1.06)	(0.21)	(0.33)	(0.95)

Total Distributions	(0.68)	(1.06)	(0.21)	(0.35)	(1.02)

Net Asset Value, End of Year	$23.38	$20.70	$17.98	$14.35	$14.10

Total Return(3)	16.40%	21.36%	27.05%	4.04%	2.52%

Net Assets, End of Year (000s)	$179,762	$142,272	$111,838	$91,275	$69,712

Ratios to Average Net Assets:
Gross expenses	2.01%	1.96%	1.96%	1.94%	1.96%
Net expenses	2.01	1.94 (4)	1.96	1.94	1.96
Net investment income (loss)	(0.23)	(0.80)	(0.41)	(0.19)	0.55

Portfolio Turnover Rate	18%	31%	68%	49%	47%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 29, 2004, Class L shares were renamed as Class C shares.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The manager voluntarily waived a portion of its fees.

Small Cap Value Fund           31

For a share of Class Y capital stock outstanding throughout each year ended September 30 (except where noted):

Class Y Shares(1)	2005	2004	2003	(2)

Net Asset Value, Beginning of Year	$21.29	$18.27	$14.57

Income From Operations:
Net investment income	0.19	0.07	0.06
Net realized and unrealized gain	3.55	4.01	3.64

Total Income From Operations	3.74	4.08	3.70

Less Distributions From:
Net investment income	(0.19)	—	—
Net realized gains	(0.68)	(1.06)	—

Total Distributions	(0.87)	(1.06)	—

Net Asset Value, End of Year	$24.16	$21.29	$18.27

Total Return(3)	17.81%	22.71%	25.39%

Net Assets, End of Year (000s)	$161,667	$60,684	$23,757

Ratios to Average Net Assets:
Gross expenses	0.81%	0.86%	0.80%(4)
Net expenses	0.81	0.84 (5)	0.80	(4)
Net investment income	0.84	0.32	0.75	(4)

Portfolio Turnover Rate	18%	31%	68%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period April 14, 2003 (inception date) to September 30, 2003.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	The manager voluntarily waived a portion of its fees.

32           Smith Barney Mutual Funds

Smith Barney Small Cap Value Fund

An investment portfolio of Smith Barney Investment Funds Inc.

You may visit the Fund’s website at www.citigroupam.com for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report, or to request other information.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of Additional Information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the Fund (including the SAI) can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: pub-licinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-03275) FD02461 01/06

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management.” Legg Mason and its affiliates, as well as the fund’s investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Smith Barney

Small Cap Growth Fund

Contents

You should know:
An investment in the fund is
not a bank deposit and is
not insured or guaranteed
by the FDIC or any other
government agency.

Investments, risks and performance	1

More on the fund’s investments	6
Management	7

Choosing a class of shares to buy	9
Comparing the fund’s classes	11
Sales charges	12
More about deferred sales charges	16
Buying shares	17
Exchanging shares	18
Redeeming shares	19
Other things to know about share transactions	21
Dividends, distributions and taxes	23

Share price	24
Financial highlights	26

The fund is a separate series of Smith Barney Investment Funds Inc., a Maryland corporation.

(This page is intentionally left blank.)

Investments, risks and performance

Investment objective
The fund seeks long-term growth of capital.

Principal investment strategies

Key investments

Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of high growth small capitalization companies or in other investments with similar economic characteristics. Small capitalization companies are companies with market capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index (the “Index”) for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of small capitalization companies for purposes of the fund’s 80% investment policy. The size of the companies in the Index changes with market conditions and the composition of the Index. Equity securities include exchange-traded and over-the-counter common stocks, preferred stocks, debt securities convertible into equity securities and warrants and rights relating to equity securities. The fund may invest up to 20% of the value of its net assets in equity securities of companies with market capitalizations higher than small capitalization companies.

Selection process

The manager focuses on small capitalization companies that exhibit attractive growth characteristics. The manager selects individual stocks for investment by identifying those companies which exhibit the most favorable growth prospects. In selecting individual companies for investment, the manager considers:

  Growth characteristics, including high historic growth rates and high forecasted growth of sales, profits and return on equity
  Innovative companies at the cutting edge of positive and dynamic demographic and economic trends
  Products and services that give the company a competitive advantage
  Skilled management committed to long-term growth
  Potential for a long-term investment by the fund

     The manager uses a disciplined investment process to identify small financially sound growth companies that exhibit the potential to become much larger and more successful. Elements of this process include fundamental research, evaluation of key management and screening techniques.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

  Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or a slowdown of economic growth
  U.S. stock markets perform poorly relative to other types of investments

Small Cap Growth Fund 1

  An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests
  Small capitalization stocks underperform mid capitalization and large capitalization stocks
  The manager’s judgment about the attractiveness, growth prospects, value or potential appreciation of a particular stock proves to be incorrect

     Because the fund invests substantially in small capitalization growth companies, an investment in the fund may be more volatile and more susceptible to loss than an investment in a fund which invests primarily in large capitalization companies. Small capitalization companies may have more limited product lines, markets and financial resources than large capitalization companies. They may have shorter operating histories and more erratic businesses. In addition, small capitalization company stocks may be less liquid than large capitalization company stocks.

Who may want to invest

The fund may be an appropriate investment if you:

  Are seeking to participate in the long-term potential of small capitalization growth companies
  Are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in large capitalization companies
  Are willing to accept the risks of the stock market and the special risks and potential long-term rewards of investing in smaller companies with limited track records
  Are seeking diversification

2 Smith Barney Mutual Funds

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C, Y and 1 shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Calendar years ended December 31

Highest and lowest quarter returns (for periods shown in the bar chart)

Highest: 26.05% in 4th Quarter 2001; Lowest: (29.26)% in 3rd Quarter 2001

Small Cap Growth Fund 3

Average Annual Total Returns (for periods ended 12/31/05)

			Since	Inception
	1 year	5 year	Inception	Date

Class A Return Before Taxes	0.00%	(5.29)%	(1.56)%	11/30/99

Class A Return After Taxes on
Distributions(1)	0.00%	(5.29)%	(1.57)%	11/30/99

Class A Return After Taxes on
Distributions and Sale of Fund
Shares(1)	0.00%	(4.42)%	(1.32)%	11/30/99

Class B Return Before Taxes	(0.59)%	(5.21)%	(1.46)%	11/30/99

Class C Return Before Taxes	3.56%	(4.79)%	(1.27)%	11/30/99

Class Y Return Before Taxes(2)	N/A	N/A	N/A	11/30/99

Class 1 Return Before Taxes	(3.73)%	(6.07)%	(9.42)%	09/11/00

Russell 2000 Growth Index(3)	4.15%	2.28%	0.35%	*

* Index comparison begins on 11/30/99.

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C, Class Y and Class 1 shares will vary.

(2)	No Class Y shares were outstanding on September 30, 2005.

(3)	The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (Price-to-book ratio is the price of a stock divided by its net asset value.) It is not possible to invest directly in the Index. The Index does not reflect deductions for fees, expenses or taxes.

4 Smith Barney Mutual Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(fees paid directly from your
investment)	Class A	Class B	Class C	Class Y	Class 1

Maximum sales charge (load) imposed
on purchases (as a % of offering price)	5.00%	None	None	None	8.50%

Maximum deferred sales charge (load)
(as a % of the lower of net asset value
at purchase or redemption)	None *	5.00%	1.00%	None	None

Annual Fund Operating Expenses
(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y**	Class 1

Management fee	0.75%	0.75%	0.75%	0.75%	0.75%

Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None	None

Other expenses	0.45%	0.42%	0.24%	0.05%	0.67%

Total annual fund operating expenses	1.45%	2.17%	1.99%	0.80%	1.42%

*	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

**	For Class Y shares, “Other expenses” have been estimated because no Class Y shares were outstanding on September 30, 2005.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

  You invest $10,000 in the fund for the period shown
  Your investment has a 5% return each year-the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purpose of this example and is not a prediction of the fund’s future performance
  You reinvest all distributions and dividends without a sales charge
  The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years

Class A (with or without redemption)	$640	$935	$1,252	$2,148

Class B (redemption at end of period)	$720	$979	$1,264	$2,320	*

Class B (no redemption)	$220	$679	$1,164	$2,320	*

Class C (redemption at end of period)	$302	$624	$1,072	$2,316

Class C (no redemption)	$202	$624	$1,072	$2,316

Class Y (with or without redemption)	$82	$255	$444	$ 990

Class 1 (with or without redemption)	$982	$1,261	$1,560	$2,407

* Assumes conversion to Class A shares approximately eight years after purchase.

Small Cap Growth Fund 5

More on the fund’s investments

Foreign investments

The fund may invest up to 10% of its assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depository receipts. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the United States. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses.

Other investments

Short-term debt securities

While the fund intends to be substantially fully invested in equity securities, the fund may maintain a portion of its assets (normally not more than 10%) in money market instruments and/or cash to pay expenses and meet redemption requests. Generally, the value of these fixed income obligations will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal and/or interest.

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

  To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
  As a substitute for buying or selling securities
  As a cash flow management technique

     A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings.

     The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also can make the fund less liquid and harder to value, especially in declining markets.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of

6 Smith Barney Mutual Funds

money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are available in the fund’s Statement of Additional Information (“SAI”).

     The fund also may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment goal.

Management

Manager

The fund’s investment manager is Smith Barney Fund Management LLC (“SBFM” or the “manager”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments, oversees its operations and provides administrative services.

     A discussion regarding the basis for the Board’s approval of the fund’s management agreement with SBFM is available in the fund’s annual report for the fiscal year ended September 30, 2005.

     Timothy Woods, CFA, investment officer of the manager, has been responsible for the day-to-day management of the fund’s portfolio since inception.

     The SAI provides information about the compensation of the portfolio manager, other accounts he manages, and any fund shares held by the portfolio manager, and has more detailed information about the manager.

     On June 23, 2005, Citigroup Inc. (“Citigroup”) entered into an agreement to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the manager, to Legg Mason, Inc. (“Legg Mason”). The transaction took place on December 1, 2005. As a result, the manager, previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason.

     Legg Mason, whose principal executive offices are located at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

Management fee

For its services, the manager received a fee on an annual basis of 0.75% of the fund’s average daily net assets for the most recent fiscal year.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, Citigroup Global Markets Inc. (“CGMI”) and PFS Investments Inc. (“PFS”) serve as the fund’s distributors.

Small Cap Growth Fund 7

     The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

     In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

     The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of SBFM, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

PFPC Inc. (the “transfer agent”) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Funds”).

     The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or lia-

8 Smith Barney Mutual Funds

bility. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the fund’s Board selected a new transfer agent for the fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

     On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, C and Y. In addition, you can buy additional Class 1 shares if you are a Class 1 shareholder. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

  How much you plan to invest.
  How long you expect to own the shares.
  The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus.
  Whether you qualify for any reduction or waiver of sales charges.

     If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

Small Cap Growth Fund 9

You may buy shares from:

  Certain broker/dealers, financial intermediaries, financial institutions, Smith Barney financial consultants or PFS Registered Representatives (each called a “Service Agent”).
  The fund, but only if you are investing through certain qualified plans or Service Agents.

     Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Initial		Additional
	Classes A, B, C	Class Y	All Classes

General	$1,000	$15 million	$50

IRAs, Self Employed Retirement Plans, Uniform Gifts
or Transfers to Minor Accounts	$250	$15 million	$50

Qualified Retirement Plans*	$25	$15 million	$25

Simple IRAs	$1	n/a	$ 1

Monthly Systematic Investment Plans	$25	n/a	$25

Quarterly Systematic Investment

Plans	$50	n/a	$50

*	Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans

     More information about the fund’s classes of shares is available through the Smith Barney Mutual Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

  the front-end sales charges that apply to the purchase of Class A shares the deferred sales charges that apply to the redemption of Class B and Class C shares and certain Class A shares (within one year)
  who qualifies for lower sales charges on Class A shares
  who qualifies for a sales load waiver

  Go to http://www.citigroupam.com and click on the name of the fund.

  10 Smith Barney Mutual Funds

  Comparing the fund’s classes

  Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

		Class A		Class B		Class C		Class Y		Class 1

Key	•	Initial sales	•	No initial	•	No initial	•	No initial	•	Only available
features		charge		sales charge		sales charge		or deferred		to eligible Class 1
	•	You may	•	Deferred	•	Deferred		sales charge		shareholders
		qualify for		sales charge		sales charge	•	Must invest	•	Higher initial
		reduction		declines over		for only		at least $15		sales charge
		or waiver of		time		1 year		million	•	Lower annual
		initial sales	•	Converts to	•	Does not	•	Lower annual		expenses
		charge		Class A after		convert to		expenses		than Class B
	•	Lower annual		8 years		Class A		than the		and Class C
		expenses	•	Higher annual	•	Higher annual		other classes
		than Class B		expenses		expenses
		and Class C		than Class A		than Class A

Initial		Up to 5.00%;		None		None		None		Up to 8.50%;
sales		reduced for								reduced for
charge		large purchases								large purchases
and waived for
certain investors.
No charge for
purchases of
$1,000,000
or more

Deferred		1.00		Up to 5.00%		1.00% if you		None		None
sales		purchases of		charged when		redeem
charge		$ 1,000,000		you redeem		within 1 year
		or more if		shares. The		of purchase
		you redeem		charge is
		within 1 year		reduced over
		of purchase		time and there
is no deferred
sales charge
after 5 years

Annual		0.25% of		1.00% of		1.00% of		None		None
Distribution		average		average		average
and service		daily net		daily net		daily net
fees		assets		assets		assets

Exchange		Class A		Class B shares		Class C		Class Y		Class 1 Shares of
Privilege*		shares of		of most Smith		shares of		shares of		Smith Barney funds
		most Smith		Barney funds		most Smith		most Smith		that offer Class 1
		Barney				Barney		Barney		shares and Class A
		funds				funds		funds		shares of certain
other Smith Barney
mutual funds

* Ask your Service Agent for the Smith Barney funds available for exchange.

  Small Cap Growth Fund 11

  Sales charges

  Class A shares

  You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

       The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. For shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. CGMI will pay up to 10% of the sales charge to LMIS. For shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

	Sales Charge		Sales Charge		Broker/Dealer
	as a % of		as a % of		Commission as
	offering		net amount		a % of
Amount of purchase	price (%)		invested (%)		offering price

Less than $25,000	5.00		5.26		4.50

$25,000 but less than $50,000	4.25		4.44		3.83

$50,000 but less than $100,000	3.75		3.90		3.38

$100,000 but less than $250,000	3.25		3.36		2.93

$250,000 but less than $500,000	2.75		2.83		2.48

$500,000 but less than $1,000,000	2.00		2.04		1.80

$1,000,000 or more	-0	-	-0	-	up to 1.00 *

*	A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the distribution and service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

  Investments of $1,000,000 or more

  You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00% . If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

  12 Smith Barney Mutual Funds

  Qualifying for a reduced Class A sales charge

  There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

Accumulation privilege — lets you combine the current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

	you; or

	your spouse and children under the age of 21; and
that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

       Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc. — Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

  If your current purchase order will be placed through a Smith Barney Financial

  Consultant, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

       Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent — lets you purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Smith Barney fund shares and Smith Barney shares of SB funds that are subject to a sales charge and are purchased during the 13-month period by

	you; or

	your spouse and children under the age of 21
are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days, in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your

  Small Cap Growth Fund 13

asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

  If you are setting up your letter of intent through a Smith Barney Financial Consultant, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

       Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market funds noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc. — Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund, although not offered with a sales charge, may be combined.

       If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

  Waivers for certain Class A investors

  Class A initial sales charges are waived for certain types of investors, including:

Employees of NASD members
Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGMI
Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor’s Service Agent is notified If you qualify for a waiver of the Class A initial sales charge, you must notify your Service

  Agent or the transfer agent at the time of purchase.

  If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds’ website: http://www.citigroupam.com and click on the name of the fund.

  Class B shares

  You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1	st	2	nd	3	rd	4	th	5	th	6th through 8th

Deferred sales charge	5%		4%		3%		2%		1%		0%

       LMIS will pay Service Agents other than PFS, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS

  14 Smith Barney Mutual Funds

  will retain the deferred sales charges. For Class B shares sold by PFS, PFS will pay the commission of up to 4.00% of the purchase price of the Class B shares sold by its Service Agents and will retain the deferred sales charges paid upon certain redemptions. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

  Class B conversion

  After eight years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued:	Shares issued:	Shares Issued:
At initial	On reinvestment of	Upon exchange From
purchase	dividends and	another Smith Barney
	distributions	fund

Eight years after the date	In same proportion	On the date the shares
of purchase payment	as the number of	originally acquired would
	Class B shares	have converted into
	converting is to total	Class A shares
Class B shares you
own (excluding
shares issued as a
dividend)

  Class 1 shares (available through certain Service Agents)

  Class 1 shares are offered to eligible Class 1 shareholders at the next determined net asset value plus a sales charge. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class 1 shares.

       You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints.

	Sales Charge	Sales Charge	Broker/Dealer
	as a % of:	as a % of:	Commission as
	Offering	Net Amount	a % of
Amount of investment	Price	Invested	Offering Price

Less than $10,000	8.50%	9.29%	7.00%

$10,000 but less than $25,000	7.75%	8.40%	6.25%

$25,000 but less than $50,000	6.00%	6.38%	5.00%

$50,000 but less than $100,000	4.50%	4.71%	3.75%

$100,000 but less than $250,000	3.50%	3.63%	3.00%

$250,000 but less than $400,000	2.50%	2.56%	2.00%

$400,000 but less than $600,000	2.00%	2.04%	1.60%

$600,000 but less than $5,000,000	1.00%	1.01%	0.75%

$5,000,000 or more	0.25%	0.25%	0.20%

  Small Cap Growth Fund 15

  Class C shares (available through certain Service Agents)

  You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00% .

       LMIS will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and will retain the deferred sales charges and the distribution and service fee until the thirteenth month after purchase. Starting in the thirteenth month after purchase, Service Agents will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

  Class Y shares (available through certain Service Agents)

  You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

  More about deferred sales charges

  The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and, therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

       In addition, you do not pay a deferred sales charge on:

  Shares exchanged for shares of another Smith Barney fund
  Shares representing reinvested distributions and dividends
  Shares no longer subject to the deferred sales charge

       Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

       If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

       The fund’s distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

  Deferred sales charge waivers

  The deferred sales charge for each share class will generally be waived:

  On payments made through certain systematic withdrawal plans
  On certain distributions from a retirement plan
  For involuntary redemptions of small account balances
  For 12 months following the death or disability of a shareholder

  If you want to learn about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or visit the Smith Barney Mutual Funds’ website: http://www.citigroupam.com and click on the name of the fund.

  16 Smith Barney Mutual Funds

  Buying shares

Through a	You should contact your Service Agent to open a brokerage account
Service Agent	and make arrangements to buy shares.
If you do not provide the following information, your order will be rejected:
• Class of shares being bought
• Dollar amount or number of shares being bought
Your Service Agent may charge an annual account maintenance fee.

Through the fund	Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.
• Write the fund at the following address:
Smith Barney Investment Funds Inc.
Smith Barney Small Cap Growth Fund
(Specify class of shares)
c/o PFPC Inc.
P.O. Box 9699
Providence, Rhode Island 02940-9699
• Enclose a check to pay for the shares. For initial purchases, complete and send an account application

• For more information, please call Shareholder Services
at 1-800-451-2010

Through a	You may authorize your Service Agent or the transfer agent to
systematic	transfer funds automatically from (i) a regular bank account,
investment plan	(ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.
• Amounts transferred should be at least: $25 monthly or
$50 quarterly.

• If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

  Small Cap Growth Fund 17

  Exchanging shares

Smith Barney	You should contact your Service Agent to exchange into other Smith
offers a distinctive	Barney funds. Be sure to read the prospectus of the Smith Barney fund
family of mutual	into which you are exchanging. An exchange is a taxable transaction.
funds tailored to	• You may exchange shares only for shares of the same class of another
help meet the	Smith Barney fund. Not all Smith Barney funds offer all classes.
varying needs of	• Not all Smith Barney funds may be offered in your state of
both large and	residence. Contact your Service Agent or the transfer agent for
small investors	further information.
• Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic invest-
ment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

• If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers
(documents transferring ownership of certificates) before the exchange is effective.

• The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of	Your shares will not be subject to an initial sales charge
additional sales	at the time of the exchange.
charges	Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock
Exchange (“NYSE”) is open. For clients of a PFS Registered
Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other sharehold-
ers should call Shareholder Services at 1-800-451-2010 between 9:00
a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.
You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the transfer agent at the address on the following page.

  18 Smith Barney Mutual Funds

  Redeeming shares

Generally	Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

If the shares are held by a fiduciary or corporation, other docu-
ments may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to
10 days.

If you have a brokerage account with a Service Agent, your redemp-
tion proceeds will be placed in your account and not reinvested with-
out your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail	For accounts held directly at the fund, send written requests to the fund at the applicable address:

For clients of a PFS Registered Representative, write Primerica
Shareholder Services at the following address:

Primerica Shareholder Services
P.O. Box 9662
Providence, Rhode Island 02940-9662

For all other investors, send your request to the transfer agent at the following address:

Smith Barney Investment Funds Inc.
Smith Barney Small Cap Growth Fund
(Specify class of shares)
c/o PFPC Inc.
P.O. Box 9699
Providence, Rhode Island 02940-9699
Your written request must provide the following:
• The name of the fund and your account number
• The class of shares and the dollar amount or number of shares to be redeemed
• Signatures of each owner exactly as the account is registered

  Small Cap Growth Fund 19

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS Registered Representative, call Primerica
Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00
p.m. (Eastern time). All other shareholders should call Shareholder
Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
(Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.
Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash	You can arrange for the automatic redemption of a portion of your
withdrawal plans	shares on a monthly or quarterly basis.
To qualify you must own shares of the fund with a value of at least
$10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.
The following conditions apply:
• Your shares must not be represented by certificates
• All dividends and distributions must be reinvested
For more information, contact your Service Agent or consult the SAI.

  20 Smith Barney Mutual Funds

  Other things to know about share transactions

  When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed.

  Name of the fund
  Your account number
  Class of shares being bought, exchanged or redeemed
  Dollar amount or number of shares being bought, exchanged or redeemed
  Signature of each owner exactly as the account is registered

       The transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor the transfer agent will bear any liability for such transactions.

  Signature guarantees

  To be in good order, your redemption request must include a signature guarantee if you:

  Are redeeming over $50,000
  Are sending signed share certificates or stock powers to the transfer agent
  Instruct the transfer agent to mail the check to an address different from the one on your account
  Changed your account registration
  Want the check paid to someone other than the account owner(s)
  Are transferring the redemption proceeds to an account with a different registration

       You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

       The fund has the right to:

  Suspend the offering of shares
  Waive or change minimum and additional investment amounts
  Reject any purchase or exchange order
  Change, revoke or suspend the exchange privilege
  Suspend telephone transactions
  Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
  Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

  Small account balances/Mandatory redemptions

  If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send

  Small Cap Growth Fund 21

  you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

       The fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

  For more information contact your Service Agent or the transfer agent or consult the SAI.

  Frequent purchases and sales of fund shares

  Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

       Because of the potential harm to the fund and its long-term shareholders, the Board of Directors of Smith Barney Investment Funds, Inc., on behalf of the fund, has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

       The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading

  22 Smith Barney Mutual Funds

  in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

       The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

       The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

  Share certificates

  Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

  Dividends, distributions and taxes

  Dividends and distributions

  The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent or the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

  Small Cap Growth Fund 23

  Taxes

  In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status

Redemption or exchange of shares	Usually capital gain or loss; long-term only if
shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends	Ordinary income, potentially taxable
at long-term capital gain rates

  Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

       Corporations may be able to take a dividends-received deduction for a portion of income they receive.

       After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

       The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the fund.

  Share price

  You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class, the fund’s net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its

  24 Smith Barney Mutual Funds

  net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

       The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

       The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund invests in securities of small capitalization companies—some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable—the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund also may use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

       Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

       International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

       In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

       Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the transfer agent before the transfer agent’s close of business.

  Small Cap Growth Fund 25

  Financial highlights

  The financial highlights tables are intended to help you understand the performance of each class since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). No information is presented for Class Y shares because no Class Y shares were outstanding on September 30, 2005.

  For a share of Class 1 capital stock outstanding throughout each year ended September 30:

Class 1 Shares(1)	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$9.12	$8.68	$6.59	$8.11	$17.13

Income (Loss) From Operations:
Net investment loss	(0.10)	(0.10)	(0.12)	(0.12)	(0.11)
Net realized and unrealized gain (loss)	1.68	0.54	2.21	(1.40)	(8.91)

Total Income (Loss) From Operations	1.58	0.44	2.09	(1.52)	(9.02)

Net Asset Value, End of Year	$10.70	$9.12	$8.68	$6.59	$8.11

Total Return(2)	17.32%	5.07%	31.71%	(18.74)%	(52.66)%

Net Assets, End of Year (000s)	$6,739	$6,240	$6,279	$4,984	$6,243

Ratios to Average Net Assets:
Gross expenses	1.42%	1.34%	1.91%	1.62%	1.29%
Net expenses	1.42	1.32 (3)	1.91	1.62	1.29
Net investment loss	(1.05)	(1.07)	(1.63)	(1.32)	(0.87)

Portfolio Turnover Rate	70%	118%	115%	96%	223%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The manager voluntarily waived a portion of its fees.

  26 Smith Barney Mutual Funds

  For a share of Class A capital stock outstanding throughout each year ended September 30:

Class A Shares(1)	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$9.16	$8.72	$6.59	$8.10	$17.13

Income (Loss) From Operations:
Net investment loss	(0.11)	(0.11)	(0.09)	(0.11)	(0.11)
Net realized and unrealized gain (loss)	1.69	0.55	2.22	(1.40)	(8.92)

Total Income (Loss) From Operations	1.58	0.44	2.13	(1.51)	(9.03)

Net Asset Value, End of Year	$10.74	$9.16	$8.72	$6.59	$8.10

Total Return(2)	17.25%	5.05%	32.32%	(18.64)%	(52.71)%

Net Assets, End of Year (000s)	$141,764	$136,049	$134,160	$96,991	$109,386

Ratios to Average Net Assets:
Gross expenses	1.45%	1.37%	1.52%	1.52%	1.34%
Net expenses	1.45	1.35 (3)	1.52	1.52	1.34
Net investment loss	(1.09)	(1.11)	(1.25)	(1.22)	(0.92)

Portfolio Turnover Rate	70%	118%	115%	96%	223%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The manager voluntarily waived a portion of its fees.

  Small Cap Growth Fund 27

  For a share of Class B capital stock outstanding throughout each year ended September 30:

Class B Shares(1)	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$8.84	$8.48	$6.46	$8.00	$17.03

Income (Loss) From Operations:
Net investment loss	(0.17)	(0.17)	(0.14)	(0.17)	(0.20)
Net realized and unrealized gain (loss)	1.63	0.53	2.16	(1.37)	(8.83)

Total Income (Loss) From Operations	1.46	0.36	2.02	(1.54)	(9.03)

Net Asset Value, End of Year	$10.30	$8.84	$8.48	$6.46	$8.00

Total Return(2)	16.52%	4.25%	31.27%	(19.25)%	(53.02)%

Net Assets, End of Year (000s)	$98,603	$96,470	$98,445	$84,984	$116,761

Ratios to Average Net Assets:
Gross expenses	2.17%	2.10%	2.26%	2.26%	2.07%
Net expenses	2.17	2.08 (3)	2.26	2.26	2.07
Net investment loss	(1.81)	(1.83)	(1.98)	(1.96)	(1.65)

Portfolio Turnover Rate	70%	118%	115%	96%	223%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The manager voluntarily waived a portion of its fees.

  28 Smith Barney Mutual Funds

  For a share of Class C capital stock outstanding throughout each year ended September 30:
Class C Shares(1)(2)	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$8.93	$8.55	$6.50	$8.02	$17.04

Income (Loss) From Operations:
Net investment loss	(0.16)	(0.16)	(0.12)	(0.15)	(0.17)
Net realized and unrealized gain (loss)	1.64	0.54	2.17	(1.37)	(8.85)

Total Income (Loss) From Operations	1.48	0.38	2.05	(1.52)	(9.02)

Net Asset Value, End of Year	$10.41	$8.93	$8.55	$6.50	$8.02

Total Return(3)	16.57%	4.44%	31.54%	(18.95)%	(52.93)%

Net Assets, End of Year (000s)	$16,414	$19,209	$21,514	$18,358	$26,368

Ratios to Average Net Assets:
Gross expenses	1.99%	1.96%	1.97%	2.01%	1.93%
Net expenses	1.99	1.94 (4)	1.97	2.01	1.93
Net investment loss	(1.63)	(1.70)	(1.69)	(1.71)	(1.50)

Portfolio Turnover Rate	70%	118%	115%	96%	223%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 29, 2004, Class L shares were renamed as Class C shares.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The manager voluntarily waived a portion of its fees.

  Small Cap Growth Fund 29

  (This page is intentionally left blank.)

  (Investment Company Act
  file no. 811-03275)

  FD 01712 (01/06)

  Smith Barney Small Cap Growth Fund

  An investment portfolio of Smith Barney Investment Funds Inc. You may visit the fund’s website at www.citigroupam.com for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report, or to request other information.

  Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

  The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

  Statement of Additional Information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

  You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Shareholder Services at 1-800-451-2010 (or for clients of a PFS Registered Representative, by calling Primerica Shareholder Services at 1-800-544-5445), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

  Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington D.C. 20549-0102.

  If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor its distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Smith Barney Real Return Strategy Fund

Class A, B, C and Y Shares

PROSPECTUS

January 30, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

citigroup asset management

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

  Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management.” Legg Mason and its affiliates, as well as the fund’s investment adviser, are not affiliated with Citigroup.

  All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

	Smith Barney Real Return Strategy Fund

Contents	Investments, risks and performance	1

	Other investments	5

	Selection process	5

	More on the fund’s investments	10

	Management	11

	Choosing a class of shares to buy	15

	Comparing the fund’s classes	16

	Sales charges	17

You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.	More about deferred sales charges	21

	Buying shares	22

	Exchanging shares	23

	Redeeming shares	24

	Other things to know about share transactions	25

	Dividends, distributions and taxes	27

	Share price	29

	Financial highlights	31

  The fund is a separate series of Smith Barney Investment Funds Inc., a Maryland corporation.

  Investments, risks and performance

  Smith Barney Real Return Strategy Fund is made up of an Energy Securities segment, a Real Estate Securities segment, a Metals and Mining Securities segment, and an Inflation Protected Securities segment, all as explained below (collectively, the “fund”).

  Investment objectives

  Capital appreciation and income.

  Principal investment strategies

  Key investments

  Under normal market conditions, the fund invests substantially all, but at least 80%, of its net assets, plus any borrowings for investment purposes, in securities of companies related to the energy, real estate and metals and mining industries, and in inflation protected securities, and derivatives related to these securities. The fund will focus its investments on industry sectors and asset classes that generally have outperformed the broader domestic equity markets during periods of higher inflation.

       The fund will allocate its assets as follows:

	Target	Ranges

Energy Securities	30%	25	–35%

Real Estate Securities	25%	20	–30%

Metals and Mining Securities	20%	15	–25%

Inflation Protected Securities	25%	20	–30%

       The fund’s Board of Directors may change the allocation targets and ranges if it believes a change is in the best interest of the fund and its shareholders. The fund’s 80% investment policy may be changed by the Board of Directors on 60 days’ notice to shareholders.

  Energy Securities segment

  The fund will invest a portion of its assets in equity securities issued by companies in energy-related industries, such as those in the oil, gas, electricity or other energy industries, including issuers involved in alternative sources of energy such as nuclear, geothermal, oil shale and solar power. An issuer is considered to be in the energy business if, in the opinion of the segment’s managers, at least 50% of its revenues or 50% of the market value of its assets at the time of purchase are attributed to energy-related activities, such as production and transmission of energy or energy fuels; the making of component products for such activities; energy research; and energy conservation or pollution control. The Energy Securities segment may invest in common stocks, preferred securities, warrants, convertible securities and other equity securities and derivatives related to these securities.

       The Energy Securities segment will employ a best-idea, bottom-up stock selection process implemented with stringent risk management and disciplined portfolio construction. The segment managers will use a combination of proprietary fundamental research valuation and external momentum measures to rank global energy companies by attractiveness. The segment managers’ portfolio construction process then selects the most attractive ideas

  Real Return Strategy Fund           1

  within region and industry in order to maximize exposure to the most attractive ideas while controlling risk at both the regional and industry levels.

       Investing in energy-related securities involves certain risks. Securities of energy-related companies may underperform the stock market as a whole. The stock prices of energy-related companies also may experience greater price volatility than other types of stocks. Securities issued by companies in energy-related industries are sensitive to changes in the prices of, and in supply and demand for, energy commodities. The value of securities issued by energy-related companies may be affected by changes in overall market movements, changes in interest rates and factors affecting the energy industry, such as weather, embargoes, tariffs, policies of oil cartels, armed conflicts and regulatory developments. The value of energy-related securities is particularly susceptible to acts of terrorism and other changes in foreign and domestic economic and political conditions.

  Real Estate Securities segment

  The fund will invest a portion of its assets in equity securities of issuers involved in real estate businesses, including real estate investment trusts (commonly known as REITs), and related investments. An issuer is considered to be in the real estate business if it is included in the Morgan Stanley REIT Index (the “REIT Index”) or if in the opinion of the segment’s managers, at least 50% of its revenues or 50% of the market value of its assets at the time of purchase are attributed to the ownership, construction, management, financing or sale of real estate. The Real Estate Securities segment may invest in common stocks, preferred securities, warrants, convertible securities and other equity securities and derivatives related to these securities.

       A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or makes loans to participants in the real estate industry. Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs that engage in both owning real estate and making loans.

       The Real Estate Securities segment will employ an enhanced indexing approach designed to track the performance of the REIT Index, before fund expenses. The REIT Index is an unmanaged, capitalization-weighted index of the most actively traded REITs. The REIT Index is rebalanced quarterly, except when a merger, acquisition or similar event dictates same day re-balancing. The Real Estate Securities segment may hold less than all of the stocks represented in the index and/or in proportions that vary from the stocks’ respective weightings in the index. The Real Estate Securities segment may also hold securities not represented in the REIT Index.

       The segment managers use quantitative analysis to identify groups of stocks included within the REIT Index that in the opinion of the segment managers will outperform or underperform the REIT Index. The segment managers identify these stocks through a proprietary quantitative model that ranks all stocks within the investment universe based on several factors relating to a company’s valuation, profitability and earnings dynamics. Based on these factors and the rankings, the segment managers construct a portfolio of securities by generally (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks

  2           Smith Barney Mutual Funds

  (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. The segment managers seek to exceed the performance of the REIT Index before fund expenses while maintaining risk characteristics similar to the REIT Index.

       To the extent the fund invests in REITs, the fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the fund.

       Investing in real estate-related securities involves certain risks. Real estate securities may underperform the stock market as a whole. Real estate securities may be affected by changes in the value of the underlying property owned by the issuer of such securities or the quality of any credit extended by the issuer of such securities. REITs are dependent on management skills, are not diversified (except to the extent necessary to ensure that they are not taxed on income distributed to their shareholders), and are subject to the risks of financing projects. REITs and other real estate securities are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemption from the Investment Company Act of 1940, as amended. REITs and other real estate securities also are subject to interest rate risks.

  Metals and Mining Securities segment

  The fund will invest a portion of its assets in equity securities in metals and mining-related industries. An issuer is considered to be in the metals and mining business if it is included in the MSCI World Metals & Mining Index (the “MSCI Metals/Mining Index”) or if in the opinion of the segment’s managers, at least 50% of its revenues or 50% of the market value of its assets at the time of purchase are attributed to the mining, processing or dealing of metals and minerals.

       The Metals and Mining Securities segment will employ an enhanced indexing approach designed to track the performance of the MSCI Metals/Mining Index, before fund expenses. The MSCI Metals/Mining Index consists of companies conducting business in the aluminum, diversified metals and mining, gold, precious metals and minerals and steel industries. The Metals and Mining Securities segment may hold fewer than all of the stocks represented in the Index and in proportions that vary from the stocks’ respective weightings in the MSCI Metals/Mining Index. The Metals and Mining Securities segment may also hold securities not represented in the MSCI Metals/Mining Index. The Metals and Mining Securities segment will invest in common stocks, preferred securities, warrants, convertible securities and other equity securities and derivatives related to these securities.

       The segment managers use quantitative analysis to identify groups of stocks included within the MSCI Metals/Mining Index that in the opinion of the segment managers will outperform or underperform the MSCI Metals/Mining Index. The segment managers identify these stocks through a proprietary quantitative model that ranks all stocks within the investment universe based on several factors relating to a company’s valuation, profitability and earnings dynamics. Based on these factors and the rankings, the segment managers construct a portfolio of securities by generally (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. The segment managers seek to exceed the performance of the MSCI Metals/Mining Index before fund expenses while maintaining risk characteristics similar to the MSCI Metals/Mining Index.

  Real Return Strategy Fund           3

       Investing in metals and mining-related securities involves certain risks. Securities of metals and mining-related companies may underperform the stock market as a whole. The stock prices of metals and mining-related companies may also experience greater price volatility than other types of stocks. Securities issued by companies in metals and mining-related industries are sensitive to changes in the prices of, and in supply and demand for, metal commodities. The value of securities issued by metals and mining-related companies may be affected by changes in overall market movements, changes in interest rates and factors affecting the metals and mining industry, such as embargoes, tariffs and regulatory developments.

  Inflation Protected Securities segment

  The fund will invest a portion of its assets in inflation protected securities issued by U.S. and non-U.S. governments, their agencies or instrumentalities and corporations that are structured to provide protection against inflation, and certain other fixed income securities that the segment managers believe will provide protection against inflation. Inflation protected securities (“IPS”) will include U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), as well as other bonds issued by U.S. and non-U.S. government agencies and instrumentalities or corporations and derivatives related to these securities.

       IPS are fixed income securities that are structured to provide protection against inflation and whose principal value or coupon (stated interest rate) is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or coupon of IPS will be adjusted downward. As a result, the interest payable on these securities will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is not guaranteed for IPS. As a result, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

       U.S. TIPS are IPS issued by the U.S. Department of the Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers (the “CPI”), calculated with a three-month lag). U.S. TIPS pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed. The current market value of U.S. TIPS is not guaranteed and will fluctuate.

       This segment may include other fixed income securities that the segment managers believe will provide protection against inflation, including floating rate and other short duration securities. Floating rate securities bear interest at rates that are not fixed but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The fund may also invest in interest only securities (“IOs”), which are a form of stripped mortgage-backed security that receives all of the interest on a pool of mortgage assets (while another class, the principal only or “PO” class, receives all of the principal).

       The fixed income securities in which this segment invests will be rated at least investment grade or, if unrated, determined to be of the same credit quality. Under normal market conditions, the average credit quality of the segment will be between A and AAA rated by Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“S&P”) or between A2 and Aaa rated by Moody’s Investors Service Inc. (“Moody’s”). The segment

  4           Smith Barney Mutual Funds

  may also invest in unrated securities that the segment managers, in their reasonable judgment, determine to be of equivalent quality to the rated securities. The segment’s average portfolio duration (a measure of sensitivity to interest rates) is expected to be between one and eight years.

       The value of IPS fluctuates in response to changes in real interest rates. If nominal interest rates increase at a faster rate than inflation, causing real interest rates to rise, the value of inflation protected securities will decline.

       Investing in IOs involves certain risks. The yield to maturity of IOs is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal prepayments in excess of that considered in pricing the securities will have a material adverse effect on the IO’s yield to maturity. If the mortgage assets underlying the IO experience greater than anticipated payments of principal, the fund may fail to recoup fully its initial investment in IOs.

  Other investments

  The fund may invest up to 20% of its net assets in any other securities, including U.S. government securities, mortgage- and asset-backed securities, other fixed income securities and equity securities of companies regardless of industry.

  Selection process

  The manager periodically adjusts the allocation of the fund’s assets among the four segments within the targeted ranges depending upon the manager’s performance outlook for the markets and the particular sectors of such markets. The manager considers a broad range of market and economic trends and quantitative factors. The performance of the fund’s segments also influences their weightings in the fund.

       In order to maintain the fund’s target allocations among the four segments, the manager will divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) among the four segments, as appropriate. The manager may (but is not required to) make adjustments if the percentage of the fund’s assets invested in one or more segments falls outside the ranges as a result of market appreciation or depreciation. Such adjustments will be made at the discretion of the manager.

       As a consequence of the manager’s efforts to maintain assets at the targeted percentages, the manager will allocate assets and rebalance when necessary by (1) allocating cash inflow to the segments that are below their targeted ranges, or (2) by selling securities in the segments that exceed their targeted ranges with proceeds being reallocated to the segments that are below their targeted ranges. Reallocations may result in early recognition of taxable gains and in additional transaction costs to the extent the sales of securities as part of these reallocations result in higher portfolio turnover. The manager will consider these implications in determining the allocation and reallocation of assets and where possible will seek to avoid transaction costs.

       The fund’s performance is dependent, among other factors, upon the manager’s judgment in recommending to the fund’s Board the target allocations and allocation ranges for the four segments and in reallocating assets among the segments in response to market conditions and relative performance. There can be no assurance that the manager will be

  Real Return Strategy Fund           5

  successful in determining the allocation of assets that will best achieve the fund’s investment objectives.

  Principal risks of investing in the fund

  The risks of investment in particular segments are described above. In addition, investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

    Stock markets decline, or perform poorly relative to other types of investments
    An adverse company-specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests
    Interest rates increase, causing the prices of fixed income securities to decline, which would reduce the value of the fund’s fixed income securities
    Interest rates decline, causing the issuers of certain fixed income securities held by the fund to exercise their option to prepay principal earlier than scheduled and forcing the fund to reinvest in lower yielding securities; this is known as prepayment risk
    During periods of rising interest rates, slower than expected principal payments extend the average life of certain fixed income securities held by the fund, locking in below market interest rates and reducing the value of these securities; this is known as extension risk
    The issuer of a fixed income security owned by the fund defaults in its obligation to pay principal and/or interest, or the security’s credit rating is downgraded
    The manager’s judgment about the allocation of assets proves to be incorrect
    The segment managers’ judgment about the attractiveness, growth prospects or potential appreciation of a particular security proves to be incorrect
    Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowing economic growth
    Adverse governmental action or political, economic or market instability affects a foreign country or region
    An unhedged currency in which a security is priced declines in value relative to the U.S. dollar

       The fund invests in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. TIPS and mortgage-backed securities. Although payment of principal and interest on U.S. TIPS and certain mortgage-related securities is guaranteed by the U.S. government, their guarantee does not extend to losses resulting from declines in the market value of such securities. Other mortgage-related securities issued by U.S. government instrumentalities are not guaranteed by the U.S. government.

       The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund concentrates its investments in a smaller number of securities, the fund’s performance may be hurt disproportionately by the performance of relatively few securities or even a single security.

       The manager’s target allocations have the effect of concentrating the fund’s investments in three industry segments, ranging from 20% of assets in the Metals and Mining Securities segment to 25% of assets in the Real Estate Securities segment and 30% in the Energy Securities segment. In addition, depending upon the allocation and the segment managers’ investment strategies, the fund may invest 25% or more of its assets in one or more specific

  6           Smith Barney Mutual Funds

  industries within these three segments. As a result, the fund is more susceptible to negative events affecting these segments generally and specific industries within these segments.

  Who may want to invest

  The fund may be an appropriate investment if you:

    Are willing to accept the risks of the stock market
    Are willing to accept the interest rate risks and market risks of fixed income securities
    Are willing to accept the risks of an investment that focuses on particular sectors and issuers within those sectors

  Performance information

  The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of broad-based securities market indexes. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

  Total Return for Class A Shares

  Calendar years ended December 31

  Highest and lowest quarter returns (for periods shown in the bar chart)

  Highest: 10.49% in 3rd Quarter 2005; Lowest: (0.87)% in 4th Quarter 2005

  Real Return Strategy Fund           7

  Average Annual Total Returns (for periods ended 12/31/05)

		Since	Inception
	1 Year	Inception	Date

Class A Return Before Taxes	10.88%	10.50%	11/12/04

Class A Return After Taxes on
Distributions(1)	9.61%	9.27%

Class A Return After Taxes on
Distributions and Sale of Fund
Shares(1)	7.05%	8.21%

Class B Return Before Taxes	10.84%	11.41%	11/15/04

Class C Return Before Taxes	14.84%	14.91%	11/15/04

Class Y Return Before Taxes	N/A	N/A	N/A

S&P 500 Index(2)	4.91%	6.69%

Lehman Global Real:
U.S. TIPS Index(3)	2.84%	4.18%

Morgan Stanley REIT Index(4)	12.13%	14.87%

MSCI World Energy Index(5)	28.74%	27.29%

MSCI World Metals & Mining Index(6)	36.15%	33.59%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.

(2)	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

(3)	The Lehman Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities.

(4)	The Morgan Stanley REIT Index is an unmanaged capitalization-weighted index of the most actively traded real estate investment trusts.

(5)	The MSCI World Energy Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance and focuses on the energy sector.

(6)	The MSCI World Metals & Mining Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance and focuses on the metal and mining sectors.

Please note than an investor cannot invest directly in an index. The indexes do not reflect deductions for fees, expenses or taxes.

  8           Smith Barney Mutual Funds

  Fee table

  This table sets forth the fees and expenses you may pay if you invest in fund shares.

  Shareholder Fees

(fees paid directly from your investment)	Class A	Class B	Class C	Class Y

Maximum sales charge (load)
imposed on purchases (as a % of
offering price)	5.00%	None	None	None

Maximum deferred sales charge
(load) (as a % of the lower of net
asset value at purchase or redemption)	None *	5.00%	1.00%	None

Annual Operating Expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y(1)

Management fee	0.65%	0.65%	0.65%	0.65%

Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None

Other expenses	1.52%	2.61%	2.34%	1.52%

Total annual operating expenses**	2.42%	4.26%	3.99%	2.17%

*	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00% .

**	The manager will waive fees and/or reimburse expenses to the extent necessary so that “Total annual operating expenses” will not exceed 1.20% for Class A, 1.95% for Class B, 1.95% for Class C and 0.85% for Class Y shares. This waiver and/or reimbursement is voluntary and may be amended or discontinued at any time.

(1)	For Class Y shares, “Other expenses” have been estimated based on expenses incurred by Class A shares.

  Example

  This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

    You invest $10,000 in the fund for the period shown
    Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
    You reinvest all distributions and dividends without a sales charge
    The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

  Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years

Class A (with or without redemption)	$733	$1,217	$1,726	$3,118

Class B (redemption at end of period)	$928	$1,593	$2,270	$4,038	*

Class B (no redemption)	$428	$1,293	$2,170	$4,038	*

Class C (redemption at end of period)	$501	$1,215	$2,045	$4,197

Class C (no redemption)	$401	$1,215	$2,045	$4,197

Class Y (with or without redemption)	$220	$679	$1,164	$2,503

  *Assumes conversion to Class A shares approximately 8 years after purchase.

  Real Return Strategy Fund           9

  More on the fund’s investments

  Other investments

  The fund may invest to a limited extent in money market instruments and/or cash to pay expenses and/or meet redemption requests.

  Derivatives and hedging techniques

  The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indexes, currencies or interest rates; options on these futures; forward currency contracts; or swaps for any of the following purposes:

    To enhance the fund’s return
    To hedge against the economic impact of adverse changes in the market value of its portfolio securities, because of changes in stock market prices, currency exchange rates or interest rates
    As a substitute for buying or selling securities
    As a cash flow management technique

       A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies, indexes or interest rates. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings.

       The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also can make the fund less liquid and harder to value, especially in declining markets.

  Foreign securities

  The fund may invest without limit in securities of non-U.S. issuers. The fund’s investments in foreign securities may involve greater risk than investments in securities of U.S. issuers. Foreign countries generally have markets that are less liquid and more volatile than markets in the United States. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses. The fund may, but is not required to, hedge its investments in non-U.S. dollar denominated securities.

  Defensive investing

  The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash that are inconsistent with the fund’s principal investment strategies. If the fund takes a temporary defensive position, it may be unable to achieve its investment goals.

  10           Smith Barney Mutual Funds

  Master/feeder option

  The fund or any segment may, in the future, seek to achieve its investment objectives by investing all of its net assets in another investment company having the same investment objectives and substantially the same investment policies and restrictions as those applicable to the fund or the segment.

  Portfolio holdings

  The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are available in the fund’s Statement of Additional Information (“SAI”).

       The fund also may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment goals.

  Management

  Manager and sub-advisers

  Smith Barney Fund Management LLC (“SBFM” or “manager”) is the fund’s manager. The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s sub-advisers, allocation managers and segment managers and oversees the fund’s operations.

       On June 23, 2005, Citigroup Inc. (“Citigroup”) entered into an agreement to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the manager, to Legg Mason, Inc. (“Legg Mason”). The transaction took place on December 1, 2005. Legg Mason, whose principal executive offices are located at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

       Citigroup Asset Management Limited (“CAM Ltd.”), an affiliate of the manager, is a sub-adviser to the fund and manages the fund’s Energy Securities segment under the supervision of the manager. Its principal address is Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, United Kingdom. CAM Ltd. is not directly compensated by the fund for its services.

       TIMCO Asset Management, Inc. (“TIMCO”), an affiliate of the manager, is a sub-adviser to the fund and manages the fund’s Real Estate Securities and Metals and Mining Securities segments under the supervision of the manager. Its principal address is 100 First Stamford Place, Stamford, CT 06902. TIMCO is not directly compensated by the fund for its services.

       A discussion regarding the basis for the Board’s approval of the fund’s management agreement with SBFM and the sub-advisory agreements between the manager and CAM Ltd. and TIMCO is available in the fund’s annual report for the fiscal year ended September 30, 2005.

  Real Return Strategy Fund           11

  Allocation manager

  Steven Bleiberg of SBFM serves as the fund’s allocation manager. Mr. Bleiberg joined SBFM in 2003 and serves as the Head of Global Investment Strategy at CAM. From 1991 to 2003, he served as a Managing Director and Chairman of the Global Equity Strategy Group at Credit Suisse Asset Management, LLC.

  Segment managers

  The Energy Securities segment is managed by Messrs. Roger H. Garrett and William Hamlyn of CAM Ltd. Mr. Garrett is a Director and Senior Portfolio Manager at CAM Ltd. and is part of its Global Equities team. He has been with CAM Ltd. or its predecessor companies since 1991. From 1994 to 2004 he was a Senior Portfolio Manager in the Emerging Markets equity team. Mr. Hamlyn is a Portfolio Manager in Global Equities at CAM Ltd. He has been with CAM Ltd. since 2003. Prior to joining CAM Ltd., he worked as a Portfolio Manager at AXA Investment Managers, which he joined in 1995.

       The Real Estate Securities and Metals and Mining Securities segments are managed by Messrs. Daniel Willey and John W. Lau and Ms. Lillyn Teh of TIMCO. Mr. Willey is a Director and President and Chief Executive Officer of TIMCO, which he joined in 1994. Prior to his joining TIMCO, he served as Head Equity Trader for the Shawmut National Bank and held the same position for the Office of the Treasurer, State of Connecticut. Mr. Lau is a Director of TIMCO, which he joined in May 1995. Ms. Teh is a Director and a Head of Quantitative Research at TIMCO. She joined CAM in 1997.

       The Inflation Protected Securities segment is managed by SBFM. David Torchia and Frederick Marki are the segment’s portfolio managers. Mr. Torchia, a Managing Director of CAM, an Investment Officer of the manager, and a Senior Portfolio Manager responsible for directing investment policy and strategy for high quality U.S. fixed income portfolios, has 20 years of industry experience, with the last 16 of those years with the manager and its affiliates. Mr. Torchia also serves as a portfolio co-manager for several Smith Barney funds. Mr. Marki, a Director of CAM and Investment Officer of the manager, has 21 years of industry experience with the last 13 of those years with the manager and its affiliates.

       The SAI provides information about the compensation of the portfolio managers, other accounts they manage, and any fund shares held by the portfolio managers, and has more detailed information about the manager.

  Management fees

  For its services, the manager received no fee, after waivers, during the fund’s last fiscal year.

  Distribution plan

  Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

       The fund has adopted a Rule 12b-l distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/ or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

       In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of

  12           Smith Barney Mutual Funds

  these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

       The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, other affiliates of SBFM, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

  Transfer agent and shareholder servicing agent

  PFPC Inc. (the “transfer agent”) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

  Recent developments

  On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Funds”).

       The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

       The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million,

  Real Return Strategy Fund           13

  including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

       The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the fund’s Board selected a new transfer agent for the fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

       At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

       On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

  14           Smith Barney Mutual Funds

  Choosing a class of shares to buy

  You can choose among four classes of shares: Classes A, B, C and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

  When choosing which class of shares to buy, you should consider:

    How much you plan to invest.
    How long you expect to own the shares.
    The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus.
    Whether you qualify for any reduction or waiver of sales charges.

       If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

  You may buy shares from:

    Certain broker/dealers, financial intermediaries, financial institutions or Smith Barney financial consultants (each called a “Service Agent”).
    The fund, but only if you are investing through certain qualified plans or Service Agents.

       Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

  Investment minimums

  Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Initial		Additional
	Classes A, B, C	Class Y	All Classes

General	$1,000	$15 million	$50

IRAs, Self Employed Retirement Plans, Uniform Gifts
or Transfers to Minor Accounts	$250	$15 million	$50

Qualified Retirement Plans*	$25	$15 million	$25

Simple IRAs	$1	n/a	$1

Monthly Systematic Investment Plans	$25	n/a	$25

Quarterly Systematic Investment Plans	$50	n/a	$50

*	Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) Plans

       More information about the fund’s classes of shares is available through the Smith Barney Mutual Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

    the front-end sales charges that apply to the purchase of Class A shares the deferred sales charges that apply to the redemption of Class B and Class C shares and certain Class A shares (within one year)
    who qualifies for lower sales charges on Class A shares
    who qualifies for a sales load waiver

  Go to http://www.citigroupam.com and click on the name of the fund.

  Real Return Strategy Fund           15

  Comparing the fund’s classes

  Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

		Class B		Class C		Class Y

Key features	•	No initial sales	•	No initial sales	•	No initial or
		charge		charge		deferred sales
	•	Deferred sales	•	Deferred sales		charge
		charge declines		charge for only	•	Must invest
		over time		1 year		at least $15
	•	Converts to	•	Does not con-		million
		Class A after		vert to Class A	•	Lower annual
		8 years	•	Higher annual		expenses than
	•	Higher annual		expenses than		the other
		expenses than		Class A		classes
Class A

Initial sales		None		None		None
charge

Deferred sales		Up to 5.00%		1.00% if you		None
charge		charged when		redeem within
		you redeem		1 year of
		shares. The		purchase
charge is
reduced over
time and there
is no deferred
sales charge
after 5 years

Annual		1.00% of		1.00% of		None
distribution		average daily		average daily
and service		net assets		net assets
fees

Exchange		Class B shares		Class C shares		Class Y shares
privilege*		of most Smith		of most Smith		of most Smith
		Barney funds		Barney funds		Barney funds

  * Ask your Service Agent for the Smith Barney funds available for exchange.

  16           Smith Barney Mutual Funds

  Sales charges

  Class A shares

  You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

       The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. For shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. CGMI will pay up to 10% of the sales charge to LMIS. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

			Broker/Dealer
	Sales Charge	Sales Charge	Commission
	as a % of	as a % of	as a % of
	offering	net amount	offering
Amount of purchase	price (%)	invested (%)	price (%)

Less than $25,000	5.00	5.26	4.50

$25,000 but less than $50,000	4.25	4.44	3.83

$50,000 but less than $100,000	3.75	3.90	3.38

$100,000 but less than $250,000	3.25	3.36	2.93

$250,000 but less than $500,000	2.75	2.83	2.48

$500,000 but less than $1,000,000	2.00	2.04	1.80

$1,000,000 or more	-0-	-0-	up to 1.00*

*	A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the distribution and service fee starting imme- diately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual distribu- tion and service fee starting immediately after purchase. Please contact your Service Agent for more information.

  Investments of $1,000,000 or more

  You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00% . If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

  Real Return Strategy Fund           17

  Qualifying for a reduced Class A sales charge

  There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

Accumulation privilege – lets you combine the current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

you; or

your spouse and children under the age of 21; and

  that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

       Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

       If your current purchase order will be placed through a Smith Barney Financial Consultant, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

       Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent – lets you purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Smith Barney fund shares and Smith Barney shares of SB funds that are subject to a sales charge and are purchased during the 13-month period by you; or

your spouse and children under the age of 21

  are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days, in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

  18           Smith Barney Mutual Funds

       If you are setting up your letter of intent through a Smith Barney Financial Consultant, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

       Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market funds noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund and Smith Barney Short-Term Investment Grade Bond Fund, although not offered with a sales charge, may be combined.

       If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

  Waivers for certain Class A investors

  Class A initial sales charges are waived for certain types of investors, including:

    Employees of NASD members
    Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other finan- cial institutions that have entered into agreements with CGMI
    Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor’s Service Agent is notified

       If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase.

  If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Smith Barney Mutual Funds’ web-site: http://www.citigroupam.com and click on the name of the fund.

  Class B shares

  You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1	st	2	nd	3	rd	4	th	5	th	6th through 8th

Deferred sales charge	5%		4%		3%		2%		1%		0%

       LMIS will pay Service Agents, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the deferred sales charges. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily assets represented by the Class B shares serviced by them.

  Real Return Strategy Fund           19

  Class B conversion

  After eight years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

	Shares issued:	Shares issued:
Shares issued:	On reinvestment of	Upon exchange from
At initial	dividends and	another Smith Barney
purchase	distributions	fund

Eight years after the date of purchase payment	In same proportion	On the date the shares
	as the number of	originally acquired would
	Class B shares	have converted into
	converting is to total	Class A shares
Class B shares you
own (excluding
shares issued as
dividends)

  Class C shares

  You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00% .

       LMIS will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and will retain the deferred sales charges and the distribution and service fee until the thirteenth month after purchase. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

  Class Y shares

  You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this minimum requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

  20           Smith Barney Mutual Funds

  More about deferred sales charges

  The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

       In addition, you do not pay a deferred sales charge on:

    Shares exchanged for shares of another Smith Barney fund
    Shares representing reinvested distributions and dividends
    Shares no longer subject to the deferred sales charge

       Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

       If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

       The fund’s distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

  Deferred sales charge waivers

  The deferred sales charge for each share class will generally be waived:

    On payments made through certain systematic withdrawal plans
    On certain distributions from a retirement plan
    For involuntary redemptions of small account balances
    For 12 months following the death or disability of a shareholder

  If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or visit the Smith Barney Mutual Funds’ web-site: http://www.citigroupam.com and click on the name of the fund.

  Real Return Strategy Fund           21

  Buying shares

Through a	You should contact your Service Agent to open a brokerage account
Service Agent	and make arrangements to buy shares.
If you do not provide the following information, your order will be rejected:
• Class of shares being bought
• Dollar amount or number of shares being bought
Your Service Agent may charge an annual account maintenance fee.

Through the fund	Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.
• Write the fund at the following address:
Smith Barney Investment Funds Inc.
Smith Barney Real Return Strategy Fund
(Specify class of shares)
c/o PFPC Inc.
P.O. Box 9699

Providence, Rhode Island 02940-9699

• Enclose a check to pay for the shares. For initial purchases, com-
plete and send an account application.

• For more information, please call Shareholder Services at
1-800-451-2010.

Through a	You may authorize your Service Agent or the transfer agent
systematic	to transfer funds automatically from (i) a regular bank account,
investment plan	(ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

• Amounts transferred should be at least $25 monthly or $50 quarterly.

• If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

  22           Smith Barney Mutual Funds

  Exchanging shares

Smith Barney offers	You should contact your Service Agent to exchange into other Smith
a distinctive family	Barney funds. Be sure to read the prospectus of the Smith Barney fund
of funds tailored to	into which you are exchanging. An exchange is a taxable transaction.
help meet the	• You may exchange shares only for shares of the same class of
varying needs of	another Smith Barney fund. Not all Smith Barney funds offer all
both large and	all classes.
small investors	• Not all Smith Barney funds may be offered in your state of resi-
dence. Contact your Service Agent or the transfer agent for
further information.
• Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic invest-
ment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.
• The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of	Your shares will not be subject to an initial sales charge at the time
additional sales	of the exchange.
charges	Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock
Exchange (“NYSE”) is open. Shareholders should call Shareholder
Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
(Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that
have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the transfer agent at the address on the following page.

  Real Return Strategy Fund           23

  Redeeming shares

Generally	Contact your Service Agent to redeem shares of the fund.
If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to
10 days.

If you have a brokerage account with a Service Agent, your
redemption proceeds will be placed in your account and not rein-
vested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail	For accounts held directly at the fund, send written requests to the fund at the address below:
Smith Barney Investment Funds Inc.
Smith Barney Real Return Strategy Fund
(Specify class of shares)
c/o PFPC Inc.
P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:
• The name of the fund and account number
• The class of shares and the dollar amount or number of shares to be redeemed
• Signatures of each owner exactly as the account is registered

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open.
Shareholders should call Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.
Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

  24           Smith Barney Mutual Funds

Automatic cash	You can arrange for the automatic redemption of a portion of your
withdrawal plans	shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retire-
ment plan accounts) and each automatic redemption must be at least
$50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed
1.00% per month of the value of your shares subject to a deferred sales charge.
The following condition applies:
• All dividends and distributions must be reinvested.
For more information, contact your Service Agent or consult the SAI.

  Other things to know about share transactions

  When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

    Name of the fund
    Your account number
    Class of shares being bought, exchanged or redeemed
    Dollar amount or number of shares being bought, exchanged or redeemed
    Signature of each owner exactly as the account is registered

       The fund’s transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor the transfer agent will bear any liability for such transactions.

  Signature guarantees

  To be in good order, your redemption request must include a signature guarantee if you:

    Are redeeming over $50,000
    Instruct the transfer agent to mail the check to an address different from the one on your account
    Changed your account registration
    Want the check paid to someone other than the account owner(s)
    Are transferring the redemption proceeds to an account with a different registration

       You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

       The fund has the right to:

    Suspend the offering of shares
    Waive or change minimum and additional investment amounts
    Reject any purchase or exchange order
    Change, revoke or suspend the exchange privilege
    Suspend telephone transactions

  Real Return Strategy Fund           25

    Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
    Pay redemption proceeds by giving you securities. You may pay transaction costs to dis- pose of the securities

  Small account balances/Mandatory redemptions

  If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

       The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts. The fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

  For more information, please contact your Service Agent or the transfer agent or consult the SAI.

  Frequent purchases and sales of fund shares

  Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

       Because of the potential harm to the fund and its long term shareholders, the Board of Directors of Smith Barney Investment Funds Inc., on behalf of the fund, has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as

  26           Smith Barney Mutual Funds

  asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

       The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

       The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

       The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

  Dividends, distributions and taxes

  Dividends and distributions

  The fund generally pays dividends, if any, quarterly, and makes distributions of capital gains, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be from both income and capital gains. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do

  Real Return Strategy Fund           27

  not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/ or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent or the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

  Taxes

  In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you, if you are a U.S. shareholder, of certain transactions related to the fund.

Transaction	Federal tax status

Redemption or exchange of shares	Usually capital gain or loss; long-term only if
shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends	Ordinary income (potentially taxable at
long-term capital gain rates)

  Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from REITs and regulated investment companies) and certain foreign corporations. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

       After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

       The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the fund.

  28           Smith Barney Mutual Funds

  Share price

  You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class, the fund’s net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

       The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

       The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund may invest in securities of small capitalization companies and of issuers located in emerging markets—some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable—the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

       Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quota-

  Real Return Strategy Fund           29

  tions or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

       International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

       In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

       Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the transfer agent before the transfer agent’s close of business.

  30           Smith Barney Mutual Funds

  Financial highlights

  The financial highlights tables are intended to help you understand the performance of each class since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). No information is presented for Class Y shares because no Class Y shares were outstanding throughout the period ended September 30, 2005.

  For a share of each class of capital stock outstanding throughout the period ended September 30:

Class A Shares(1)	2005	(2)

Net Asset Value, Beginning of Period	$11.40

Income From Operations:
Net investment income	0.23
Net realized and unrealized gain	1.91

Total Income From Operations	2.14

Less Distributions From:
Net investment income	(0.23)

Total Distributions	(0.23)

Net Asset Value, End of Period	$13.31

Total Return(3)	18.92%

Net Assets, End of Period (000s)	$15,006

Ratios to Average Net Assets:
Gross expenses	2.42	%(4)
Net expenses(5)(6)	1.20	(4)
Net investment income	2.17	(4)

Portfolio Turnover Rate	52%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period November 12, 2004 (commencement of operations) to September 30, 2005.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	The manager voluntarily waived a portion of its fees.

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A shares of the fund will not exceed 1.20%.

  Real Return Strategy Fund           31

  For a share of each class of capital stock outstanding throughout the period ended September 30:

Class B Shares(1)	2005	(2)

Net Asset Value, Beginning of Period	$11.40

Income From Operations:
Net investment income	0.16
Net realized and unrealized gain	1.90

Total Income From Operations	2.06

Less Distributions From:
Net investment income	(0.15)

Total Distributions	(0.15)

Net Asset Value, End of Period	$13.31

Total Return(3)	18.19%

Net Assets, End of Period (000s)	$4,059

Ratios to Average Net Assets:
Gross expenses	4.26	%(4)
Net expenses(5)(6)	1.95	(4)
Net investment income	1.57	(4)

Portfolio Turnover Rate	52%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period November 15, 2004 (commencement of operations) to September 30, 2005.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	The manager voluntarily waived a portion of its fees.

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class B shares of the fund will not exceed 1.95%.

  32           Smith Barney Mutual Funds

  For a share of each class of capital stock outstanding throughout the period ended September 30:

Class C Shares(1)	2005	(2)

Net Asset Value, Beginning of Period	$11.40

Income From Operations:
Net investment income	0.16
Net realized and unrealized gain	1.90

Total Income From Operations	2.06

Less Distributions From:
Net investment income	(0.15)

Total Distributions	(0.15)

Net Asset Value, End of Period	$13.31

Total Return(3)	18.19%

Net Assets, End of Period (000s)	$2,367

Ratios to Average Net Assets:
Gross expenses	3.99	%(4)
Net expenses(5)(6)	1.95	(4)
Net investment income	1.52	(4)

Portfolio Turnover Rate	52%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period November 15, 2004 (commencement of operations) to September 30, 2005.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	The manager voluntarily waived a portion of its fees.

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class C shares of the fund will not exceed 1.95%.

  Real Return Strategy Fund           33

(Investment Company Act file no. 811-03275) FD 03077 (01/06)

  Smith Barney Real Return Strategy Fund

  A series of Smith Barney Investment Funds Inc.

  You may visit the fund’s website at www.citigroupam.com for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report, or to request other information.

  Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that affected the fund’s performance during its last fiscal year.

  The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

  Statement of Additional Information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

  You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

  Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

  If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

  PART B

  January 30, 2006

  SMITH BARNEY SMALL CAP VALUE FUND
  125 Broad Street
  New York, NY 10004
  (800) 451-2010

  STATEMENT OF ADDITIONAL INFORMATION

       This Statement of Additional Information (the “SAI”) expands upon and supplements the information contained in the current Prospectus of the Smith Barney Small Cap Value Fund (the “Fund”), dated January 30, 2006, as amended or supplemented from time to time, and should be read in conjunction with the Prospectus. The Fund is a series of Smith Barney Investment Funds Inc. (the “Company”). Additional information about the Fund’s investments is available in the Fund’s annual report to shareholders, which are incorporated herein by reference. A prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Advisor, a broker/dealer, financial intermediary or a financial institution (each called a “Service Agent”) or by writing or calling the Fund at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

  TABLE OF CONTENTS

Investment Objective and Management Policies	2

Portfolio Manager Disclosure

Investment Restrictions	15

Directors and Officers of the Company	16

Distributors	22

Purchase of Shares	24

Redemption of Shares	30

Valuation of Shares	31

Exchange Privilege	32

Taxes	32

Additional Information	37

Financial Statements	40

Other Information	40

Appendix A—Proxy Voting Guidelines and Procedures Summary	A-1

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  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

       The prospectus discusses the Fund’s investment objective and policies. The following discussion supplements the description of the Fund’s investment policies in its prospectus. Smith Barney Fund Management LLC (“SBFM” or the “manager”) serves as investment manager to the Fund.

       The Fund attempts to achieve its investment objective by investing, under normal circumstances, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of small capitalization U.S. companies or in other investments with similar economic characteristics. Small capitalization companies are companies with market capitalization values at the time of investment that do not exceed (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index (the “Index”) for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered to be securities of small capitalization companies for purposes of the Fund’s 80% investment policy. The size of the companies in the Index changes with market conditions and the composition of the Index. Investments in smaller capitalized companies may offer greater opportunities for growth of capital than larger, more established companies, but may also involve certain risks because smaller capitalized companies often have limited market or financial resources and may be dependent on one or two people for management. In addition, shares of smaller capitalized companies have limited liquidity and more volatility which could result in significant fluctuations in the price of their shares. The Fund’s 80% investment policy is non-fundamental and may be changed by the Board of Directors of the Company to become effective upon at least 60 days’ notice to shareholders prior to any such change.

       The Fund will normally invest in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, and depositary receipts for those securities. It is the policy of the Fund to be as fully invested in equity securities as practicable at all times. Under certain circumstances, the Fund may maintain a portion of its assets, which will usually not exceed 10%, in U.S. Government securities, money market obligations, and in cash to provide for payment of the Fund’s expenses and to meet redemption requests. The Fund reserves the right, as a defensive measure, to hold money market securities, including repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.

       The Fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.

       The Fund may invest up to 10% of its total assets in foreign securities, including both direct investments and investments made through depositary receipts. The Fund may also invest in real estate investment trusts; purchase or sell securities on a when-issued or delayed-delivery basis; enter into forward commitments to purchase securities; lend portfolio securities; purchase and sell put and call options; invest in illiquid securities; and enter into interest rate futures contracts, stock index futures contracts and related options.

       The different types of securities and investment techniques used by the Fund all involve risks of varying degrees. For example, with respect to common stock, there can be no assurance of capital appreciation, and there is a risk of market decline. With respect to debt securities, including money market instruments, there is the risk that the issuer of a security may not be able to meet its obligation to make scheduled interest and/or principal payments.

       Convertible Securities. Convertible securities are generally preferred securities or fixed-income securities that are convertible into common stock at either a stated price or stated rate. The price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion feature. A convertible security will normally also provide a fixed income stream. For this reason, the convertible security may not decline in price as rapidly as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock. The manager will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

       Foreign Securities. The Fund has the authority to invest up to 10% of its assets in foreign securities. In addition to direct investment in securities of foreign issuers, the Fund may also invest in securities of foreign issuers in the form of sponsored and unspon-sored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The Fund also may invest in securities denominated in European Currency Units (“ECUs”). An ECU is a “basket” consisting of a specified amount of currencies of certain of the member states of the European Union. In addition, the Fund may invest in securities denominated in other currency baskets.

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       There are certain risks involved in investing in securities of companies and governments of foreign nations that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. The yield of the Fund may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on domestic exchanges, and the expense of maintaining securities with foreign custodians, and the imposition of transfer taxes or transaction charges associated with foreign exchanges.

       Illiquid Securities. Up to 15% of the assets of the Fund may be invested in illiquid securities, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and options thereon for which a liquid secondary market does not exist, (c) time deposits maturing in more than seven calendar days and (d) securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. The Fund may not be able to dispose of restricted securities at a time when, or at a price at which, it desires to do so and may have to bear expenses associated with registering the securities.

       Real Estate Investment Trusts (“REITs”). The Fund may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the management skill of the REIT’s manager. REITs are also subject to risks generally associated with investments in real estate. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

       Debt Securities. Debt securities in which the Fund may invest include notes, bills, commercial paper, obligations issued or guaranteed by the U.S. government or any of its political subdivisions, agencies or instrumentalities, and certificates of deposit. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

       All debt securities are subject to market risk and credit risk. Market risk relates to market-induced changes in a security’s value, usually as a result of changes in interest rates. The value of the Fund’s investments in debt securities will change as the general levels of interest rates fluctuate. During periods of falling interest rates, the value of the Fund’s debt securities will generally rise. Conversely, during periods of rising interest rates, the value of the Fund’s debt securities will generally decline. Credit risk relates to the ability of the issuer to make payments of principal and interest. The Fund has no restrictions with respect to the maturities or duration of the debt securities it holds. The Fund’s investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than the Fund’s shorter-term securities.

       Money Market Instruments. As stated in the prospectus, the Fund may invest for defensive purposes in corporate and government bonds and notes and money market instruments. Short-term instruments in which the Fund may invest include obligations of banks having at least $1 billion in assets (including certificates of deposit, time deposits and bankers’ acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. or Prime-2 by Moody’s Investors Service, Inc. or the equivalent from another nationally recognized statistical rating organization or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the two highest rating categories; and repurchase agreements with respect to any of the foregoing entered into with banks and non-bank dealers approved by the Board.

       The following is a more detailed description of such money market instruments.

       Bank Obligations. Certificates of deposits (“CDs”) are short-term, negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

       Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the

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  “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

       Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

       Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

       In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the manager will carefully evaluate such investments on a case-by-case basis.

       Savings and loans associations whose CDs may be purchased by the Fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund which is administered by the FDIC and is backed by the full faith and credit of the United States government. As a result, such savings and loan associations are subject to regulation and examination.

       U.S. Government Securities. The Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. The Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market values of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

       Repurchase Agreements. The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller’s agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund’s right to liquidate the securities may be restricted (during which time the value of the securities could decline).

       Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. Securities that are collateral for repurchase agreements are financial assets subject to the Fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

       Lending of Portfolio Securities. Consistent with applicable regulatory requirements and for cash management purposes, the Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when

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  made, will be consistent with applicable regulatory requirements. The Fund may not lend its portfolio securities to the manager or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the United States government, its agencies or instrumentalities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

       In lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Fund may terminate the loan and regain the right to vote the securities. Payments received by the Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes”). The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager the consideration to be earned from such loans would justify the risk. From time to time, the Fund may return to the borrower and/or a third party, which is unaffiliated with the Fund, Legg Mason, Inc. (“Legg Mason”), of which SBFM is a wholly-owned subsidiary, or Citigroup Global Markets Inc. (“CGMI”), one of the Fund’s co-distributors, and which is acting as a “finder,” a part of the interest earned from the investment of collateral received for securities loaned.

       Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a money market instrument by the Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of U.S. Government securities or cash or cash equivalents to cover its obligations under reverse repurchase agreements with broker-dealers and other financial institutions. The Fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Under the Investment Company Act of 1940, as amended (the “1940 Act”), reverse repurchase agreements may be considered borrowings by the seller.

       Reverse repurchase agreements create opportunities for increased returns to the shareholders of the Fund but, at the same time, create special risk considerations. Although the principal or stated value of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the Fund will have to pay in respect thereof, the Fund’s net income or other gain will be greater than if this type of investment technique had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover this cost, the net income or other gain of the Fund will be less than if the reverse repurchase agreement had not been used.

       The Fund currently intends to invest not more than 33 1 / 3 % of its total assets in reverse repurchase agreements.

       Options, Futures and Currency Strategies. The Fund may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the Fund. There can be no assurance that such efforts will succeed.

       To attempt to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the investment adviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the investment adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the Fund may enter into a forward contract to sell the currency the manager expects to decline in an amount approximating the value of some or all of the Fund’s securities denominated in that currency, or when the manager believes that one currency may decline against a currency in which some or all of the portfolio securities held by the Fund are denominated, it may enter into a forward contract to buy the currency expected to decline for a fixed amount (“position hedging”). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount

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  of the currency expected to decline where the manager believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the Fund are denominated (“cross hedging”). The Fund’s custodian places (i) cash, (ii) U.S. Government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, or other high-quality debt securities denominated in certain currencies in a separate account of the Fund having a value equal to the aggregate account of the Fund’s commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the amount will equal the amount of the Fund’s commitments with respect to such contracts.

       For hedging purposes, the Fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or which the manager intends to include in its portfolio. The Fund also may use interest rate futures contracts and options thereon to hedge against changes in the general level in interest rates.

       The Fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A call option written by the Fund is “covered” if the Fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account with its custodian.

       Although the portfolio might not employ the use of forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: dependence on the investment adviser’s ability to predict movements in the prices of individual debt securities, fluctuations in the general fixed-income markets and movements in interest rates and currency markets, imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Fund invests; and lack of assurance that a liquid market will exist for any particular option, futures contract or options thereon at any particular time and possible need to defer or accelerate closing out certain options, futures contracts and options thereon in order to continue to qualify for the beneficial tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”).

       Options on Securities. As discussed more generally above, the Fund may engage in the writing of covered call options. The Fund may also purchase put options and enter into closing transactions.

       The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

       Options written by the Fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

       The Fund may write (a) in-the-money call options when the manager expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the manager expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the manager expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

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       So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“Clearing Corporation”) or similar clearing corporation and the securities exchange on which the option is written.

       An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Fund expects to write options only on national securities exchanges or in the over-the-counter market. The Fund may purchase put options issued by the Clearing Corporation or in the over-the-counter market.

       The Fund may realize a profit or loss upon entering into a closing transaction. In cases in which a fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

       Although the Fund generally will purchase or write only those options for which the manager believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

       Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of the manager and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

       In the case of options written by the Fund that are deemed covered by virtue of the Fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk because a fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

       Although the manager will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing of call options and purchasing of put and call options, there can be no assurance that the Fund will succeed in its option-writing program.

       Stock Index Options. As described generally above, the Fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poor’s 100 Index. Indexes also are based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

       Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the

  7

  case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

       The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

       Futures Contracts and Options on Futures Contracts. As described generally above, the Fund may invest in stock index futures contracts and options on futures contracts that are traded on a domestic exchange or board of trade.

       The purpose of entering into a futures contract by the Fund is to protect the Fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the Fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the Fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the Fund’s not participating in a market advance. The Fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a “short” position) as it purchases individual stocks. The Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

       No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the Fund enters into a long position in a futures contract or an option on a futures contract, it must deposit into a segregated account with the Fund’s custodian an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the Fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

       The Commodity Futures Trading Commission (“CFTC”) has eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the Fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The Fund, however, continues to have policies with respect to futures and options thereon as set forth herein. The current view of the staff of the SEC is that the Fund’s long and short positions in future contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the Fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

       There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the Fund is subject to the ability of the manager to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A deci-

  8

  sion of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

       Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the Fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

       When-Issued Securities and Delayed Delivery Transactions. In order to secure what the manager considers to be an advantageous price or yield, the Fund may purchase U.S. Government securities on a when-issued basis or purchase or sell U.S. government securities for delayed delivery. The Fund will enter into such purchase transactions for the purpose of acquiring portfolio securities and not for the purpose of leverage. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, the Fund relies on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

       U.S. Government securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, to a lesser extent, the public’s perception of the creditworthiness of the issuers. In general, U.S. Government securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing U.S. Government securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. Government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

       A fund will at times maintain in a segregated account at the Custodian cash or liquid securities equal to the amount of the Fund’s when-issued or delayed-delivery commitments. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of such commitments by the Fund. Placing securities rather than cash in the account may have a leveraging effect on the Fund’s assets. That is, to the extent that the Fund remains substantially fully invested in securities at the time that it has committed to purchase securities on a when-issued basis, there will be greater fluctuation in its net asset value than if it had set aside cash to satisfy its purchase commitments. On the settlement date, the Fund will meet its obligations from then available cash flow, the sale of securities held in the separate account, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a greater or lesser value than the Fund’s payment obligations).

       Portfolio Transactions. Allocation of transactions on behalf of the Fund, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to the Fund’s shareholders. The primary considerations of the manager in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by the Fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to the manager in serving both the Fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the Fund.

       Even though investment decisions for the Fund are made independently from those of the other accounts managed by the manager, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sale will be allocated in a manner believed by the manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained for or disposed of by the Fund.

  9

       The Fund has paid the following in brokerage commissions for portfolio transactions:

				% of Total
				Dollar Amount
			% of Total	of Transactions
			Brokerage	Involving
	Total	Commissions	Commissions	Commissions
	Brokerage	Paid to CGMI	Paid to CGMI	Paid to CGMI
Fiscal Year Ending September 30:	Commissions	and Affiliates	and Affiliates	and Affiliates
2003	$999,141	$0	0%	0%
2004	$387,603	$0	0%	0%
2005	$423,431	$9,500	2%	5%

       The total brokerage commissions paid by the Fund for each fiscal year vary primarily because of increases or decreases in the Fund’s volume of securities transactions on which brokerage commissions are charged.

       In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, SBFM seeks the best overall terms available. In assessing the best overall terms available for any transaction, SBFM will consider the factors SBFM deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and the execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the investment management agreement between the Company and SBFM relating to the Fund authorizes SBFM, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)), provided to the Fund, the other funds and/or other accounts over which SBFM or its affiliates exercise investment discretion. For the fiscal year ended September 30, 2005, the Fund directed brokerage transactions totaling $29,115,459 to brokers because of research services provided. The amount of brokerage commissions paid on such transactions for the Fund totalled $83,005. The fees under the investment management agreement relating to the Fund between the Company and SBFM are not reduced by reason of their receiving such brokerage and research services. The Company’s Board of Directors periodically will review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund.

       For the fiscal year ended September 30, 2005, the Fund did not hold any securities issued by its regular broker-dealers.

       Effective December 1, 2005, CGMI is no longer an affiliated person of the Fund under the 1940 Act. As a result, the Fund is permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal). Similarly, the Fund is permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the SEC. The manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the Fund will be governed by the Fund’s policy of seeking the best overall terms available.

       Portfolio Turnover. The Fund’s portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 150%. The rate of turnover will not be a limiting factor, however, when the Fund deems it desirable to sell or purchase securities. This policy should not result in higher brokerage commissions to the Fund, as purchases and sales of portfolio securities are usually affected as principal transactions. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of tax-exempt securities. For the fiscal years ended September 30, 2004 and 2005 the Fund’s portfolio turnover rates were 31% and 18% respectively.

  10

  Disclosure of Portfolio Holdings

       The Fund has adopted policies and procedures developed by Citigroup Asset Management (“CAM”), the business unit that includes the manager, with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about the Fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the Fund’s portfolio holdings is in the best interests of the Fund’s shareholders, and that any conflicts of interest between the interests of the Fund’s shareholders and those of SBFM, the Fund’s distributors or their affiliates be addressed in a manner that places the interests of Fund shareholders first. The policy provides that information regarding the Fund’s portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate Fund business purposes and in accordance with the policy.

       CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by the Fund that has not been fully reflected by the market.

       Under the policy, the Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the Fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

       The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

       1. The Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

       2. The Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

       3. A list of securities (that may include Fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

       4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

       5. The Fund’s sector weightings, performance attribution (e.g. analysis of the Fund’s outperformance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

       6. The Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Directors who are not “interested persons” of the Fund or the manager as defined in the 1940 Act (“Independent Directors”), and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

       Under the policy, if information about the Fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the Fund, CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed at least annually by the Company’s Board.

       The approval of the Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to the Company’s Board at its next regularly scheduled meeting.

       Currently, the Fund discloses its complete portfolio holdings approximately 25 days after calendar quarter end on its website www.citigroupam.com.

  11

       Set forth below is a list as of October 1, 2005 of those parties with whom CAM, on behalf of the Fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient (holdings)	Frequency	Delay before dissemination
State Street Bank & Trust Co.,
(Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services,
(Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None

       Portfolio holdings information for the Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient (holdings)	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment
Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly	Sent the 1-3 business day following the
end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the
end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	Sent 6-8 business days following month
end
Fitch	Monthly	Sent 6-8 business days following month
end
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 days after Quarter End
Watson Wyatt	Quarterly	25 days after Quarter End
Moody’s	Weekly Tuesday Night	1 business day
S&P	Weekly Tuesday Night	1 business day

  12

  PORTFOLIO MANAGER DISCLOSURE

  Portfolio Manager

       The following tables set forth certain additional information with respect to the Fund’s portfolio manager. Unless noted otherwise, all information is provided as of December 31, 2005.

  Other Accounts Managed by Portfolio Manager

       The table below identifies the number of accounts (other than the Fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. No accounts had fees based on performance.

	Registered Investment	Other Pooled
Portfolio Manager(s)	Companies	Investment Vehicles	Other Accounts

Peter Hable	19 registered	2 other pooled	98,840 other accounts
	investment companies	investment vehicles with	with $13.5 billion in total
	with $9.4 billion in total assets	$0.4 billion in assets under	assets under management
	under management	management

  Portfolio Manager Compensation

       CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

       CAM has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the Fund’s portfolio manager. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of Fund shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

       The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-CAM investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). CAM may also measure the team’s pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

       Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the firm, and 50% may be received in the form of Legg Mason restricted stock shares.

  Potential Conflicts of Interest

       Potential conflicts of interest may arise when the Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager above.

       The manager and the Fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and

  13

  procedures adopted by CAM and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

       These potential conflicts include:

       Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

       Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

       Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

       Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

       Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

       Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager or its affiliates.

  14

  Portfolio Manager Securities Ownership

       The table below identifies ownership of Fund securities by the portfolio manager.

Portfolio Manager(s)	Ownership of Securities

Peter Hable	None

  INVESTMENT RESTRICTIONS

       The Fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 7 cannot be changed without approval by the holders of a majority of the outstanding shares of the Fund, defined as the lesser of (a) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the Fund’s outstanding shares. The remaining restrictions may be changed by the Board at any time. The Fund may not:

       1. Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

       2. Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

       3. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

       4. Borrow money except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1 / 3 % of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

       5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

       6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

       7. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from: (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies); or (d) investing in real estate investment trust securities.

       8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

       9. Invest in oil, gas or other mineral exploration programs.

       10. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

       11. Invest in companies for the purpose of exercising management or control.

       12. Invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities (for purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general guarantors and originators of underlying assets).

  15

       Certain restrictions listed above permit the Fund without shareholder approval to engage in investment practices that the Fund does not currently pursue. The Fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI and any future change in these practices would require Board approval. If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

  DIRECTORS AND OFFICERS OF THE COMPANY

       The business and affairs of the Fund are managed under the direction of the Board. The names of the Directors and officers of the Company, together with information as to their principal business occupations during the past five years, are set forth below. The officers of the Fund are employees of organizations that provide services to the Fund.

		Term		Number
		of Office*		of Portfolios
		and		in the Fund
	Position(s)	Length		Complex	Other
	Held with	of Time	Principal Occupation(s)	Overseen	Directorships
Name, Address, and Year of Birth	Fund	Served	During Past Five Years	by Director	Held by Director

INDEPENDENT DIRECTORS:

Paul R. Ades	Director	Since	Law Firm of Paul R. Ades, PLLC	15	None
Paul R. Ades, PLLC		1994	(from April 2000 to Present)
181 West Main Street, Suite C
Babylon, NY 11702
Birth Year: 1940

Dwight B. Crane	Director	Since	Professor, Harvard Business	46	None
Harvard Business School		1981	School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Birth Year: 1937

Frank G. Hubbard	Director	Since	President of Avatar International	15	None
c/o Smith Barney Mutual Funds		1993	Inc. (business development)
125 Broad Street			(since 1998)
New York, NY 10004
Birth Year: 1937

Jerome H. Miller	Director	Since	Retired	15	None
c/o Smith Barney Mutual Funds		1998
125 Broad Street
New York, NY 10004
Birth Year: 1938

Ken Miller	Director	Since	President of Young Stuff Apparel	15	None
Young Stuff Apparel Group, Inc.		1994	Group, Inc. (since 1963)
930 Fifth Avenue
Suite 610
New York, NY 10022
Birth Year: 1942

  16

		Term		Number
		of Office*		of Portfolios
		and		in the Fund
	Position(s)	Length		Complex	Other
	Held with	of Time	Principal Occupation(s)	Overseen	Directorships
Name, Address, and Year of Birth	Fund	Served	During Past Five Years	by Director	Held by Director

INTERESTED DIRECTOR:

R. Jay Gerken**	Chairman,	Since	Managing Director of CAM;	171	None
CAM	President	2002	President and Chief Executive
399 Park Avenue	and Chief		Officer of SBFM and
4th Floor	Executive		Citi Fund Management, Inc.
New York, NY 10022	Officer		(“CFM”); President and Chief
Birth Year: 1951			Executive Officer of certain
mutual funds associated with
Legg Mason; formerly portfolio
manager of Smith Barney
Allocation Series Inc. (from 1996
to 2001)

OFFICERS:

Andrew B. Shoup	Senior Vice	Since	Director of CAM; Senior Vice	N/A	N/A
CAM	President	2003	President and Chief
125 Broad Street	and Chief		Administrative Officer of mutual
10th Floor	Administrative		funds associated with Legg Mason;
New York, NY 10004	Officer		Treasurer of certain mutual funds
Birth Year: 1956			associated with Legg Mason; Head
of International Funds
Administration of CAM (from
2001 to 2003); Director of Global
Funds Administration of CAM
(from 2000 to 2001)

John G. Goode	Vice	Since	Managing Director of CAM and	N/A	N/A
CAM	President	1999	Investment Officer of SBFM
One Sansome Street	and
San Francisco, CA 94104	Investment
Birth Year: 1944	Officer

Peter J. Hable	Vice	Since	Managing Director of CAM and	N/A	N/A
CAM	President	1999	Investment Officer of SBFM
One Sansome Street	and
San Francisco, CA 94104	Investment
Birth Year: 1958	Officer

Kaprel Ozsolak	Chief	Since	Vice President of CAM; Chief	N/A	N/A
CAM	Financial	2004	Financial Officer and Treasurer of
125 Broad Street, 11th Floor	Officer and		certain funds associated with
New York, NY 10004	Treasurer		Legg Mason; Controller of certain
Birth Year: 1965			mutual funds associated with
Legg Mason

Steven Frank	Controller	Since	Vice President of CAM;	N/A	N/A
CAM		2005	Controller of certain
125 Broad Street,			mutual funds associated with
New York, NY 10004			Legg Mason
Birth year: 1967

  17

		Term		Number
		of Office*		of Portfolios
		and		in the Fund
	Position(s)	Length		Complex	Other
	Held with	of Time	Principal Occupation(s)	Overseen	Directorships
Name, Address, and Year of Birth	Fund	Served	During Past Five Years	by Director	Held by Director

Robert I. Frenkel	Secretary	Since	Managing Director and General	N/A	N/A
CAM	and Chief	2003	Counsel of Global Mutual Funds
300 First Stamford Place	Legal		for CAM and its predecessor
4th Floor	Officer		(since 1994); Secretary of CFM;
Stamford, CT 06902			Secretary and Chief Legal Officer
Birth Year: 1954			of certain mutual funds associated
with Legg Mason

Andrew Beagley	Chief Anti-	Chief Anti-	Director of CGM (since 2000);	N/A	N/A
CAM	Money	Money	Chief Compliance Officer of
399 Park Avenue	Laundering	Laundering	mutual funds associated with
New York, NY 10022	Compliance	Compliance	Legg Mason; Director of
Birth Year: 1962	Officer	Officer	Compliance, North America,
	(Since 2002)	since	CAM (since 2000)
	and Chief	2002
	Compliance	and
	Officer	Chief
	(Since 2004)	Compliance
Officer
since
2004

*	Each Director and officer serves until his or her respective successor has been duly elected and qualified.
**	Mr. Gerken is an “Interested Director” of the Company, as defined in the 1940 Act, because he is an officer of SBFM and certain of its affiliates.

       For the calendar year ended December 31, 2005, the Directors beneficially owned equity securities of the Fund within the dollar ranges presented in the table below:

Aggregate Dollar Range
	Dollar Range	of Equity Securities In
	of Equity	Registered Investment
	Securities in	Companies Overseen
Name of Independent Director	the Fund	by Director

Paul R. Ades	$10,001-$50,000	over $100,000
Dwight B. Crane	$10,001-$50,000	over $100,000
Frank G. Hubbard	$1-$10,000	$10,001-$50,000
Jerome H. Miller.	N/A	$10,001-$50,000
Ken Miller.	N/A	over $100,000

Name of Interested Director

R. Jay Gerken	$10,001-$50,000	over $100,000

       As of December 31, 2005, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of the manager or distributors of the Fund or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager or distributors of the Fund.

       The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the Company, namely Messrs. Ades, Crane, Hubbard, K. Miller and J. Miller.

       In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. The Audit Committee oversees the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s

  18

  independent registered public accounting firm to SBFM and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met twice.

       The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Fund’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company’s Secretary. The Nominating Committee did not meet during the Fund’s most recent fiscal year.

       No officer, director or employee of Legg Mason or any parent or subsidiary receives any compensation from the Company for serving as an officer or Director of the Company. The funds served by the Independent Directors pay each Independent Director an aggregate fee apportioned among the funds based on fund asset size of $43,000 per annum plus $5,200 per one-day and $7,800 per two-day meeting attended, plus $500 per telephone meeting attended, and reimburses travel and out-of-pocket expenses. For the calendar year ended December 31, 2005, such expenses totaled $6,906.

       For the fiscal year ended September 30, 2005, the Directors were paid the compensation listed below for service as a Director of the Company and as trustee or director of other Smith Barney Mutual Funds.

	Aggregate	Total Pension
	Compensation	or Retirement	Total Compensation	Number of Funds
	from Company for	Benefits	from Fund Complex	for Which
	Fiscal Year	Accrued as	Paid to Directors in	Director Serves
	Ended	Part of Fund	Fiscal Year Ended	Within Fund
Name of Independent Director	09/30/05	Expenses	9/30/05	Complex

Paul R. Ades	$8,832	$0	$87,000	15
Dwight B. Crane	$8,380	$0	$251,975	46
Frank G. Hubbard	$8,976	$0	$90,200	15
Jerome Miller	$8,351	$0	$80,200	15
Ken Miller.	$8,340	$0	$79,800	15

Interested Director

R. Jay Gerken(1)	0	$0		171

  (1)      Mr. Gerken is not compensated for his services as Director because of his affiliation with the manager.

       During the year in which they reach age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Directors, together with reasonable out-of-pocket expenses for each meeting attended. During the fiscal year ended September 30, 2005, Directors Emeritus received $77,625 from the Fund Complex for the fiscal year ended September 30, 2005.

       As of January 11, 2006, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding common stock of the Company.

       As of January 11, 2006, to the knowledge of the Fund, the following shareholders or groups (as the term is used in Section 13(d) of the 1934 Act) beneficially owned more than 5% of the outstanding shares of the following classes of the Fund:

Class	Percent	Name	Address
A	15.2926%	The John Hancock Life	250 Bloor Street East, 7th Floor
		Ins Company (USA)	Toronto Ontario Canada
		M4W 1E5
A	13.6941%	Citistreet Retirement Trust Account	Citigroup Institutional Trust
		400 Atrium Dr
		Somerset, NJ 08873
A	5.6778%	Travelers Insurance Company	Attn: Shareholder Accounting,
		6MS
		P.O. Box 990027
		Hartford, CT 06104
Y	45.0336%	State Street Bank and Trust	FBO Citigroup 401K Plan
		105 Rosemont Avenue
		Westwood, MA 02090

  19

Class	Percent	Name	Address
Y	10.5442%	State Street Bank and Trust	Nestle 401K Savings Plan
			U/A dated 09/01/03
			Citistreet LLC - Record Keeper
			105 Rosemont Avenue
			Westwood, MA 02090

Y	12.4679%	Smith Barney Scholars Choice	State Street Bank: James Casey
		Portfolio One	Two World Financial Center
			225 Liberty Street, 24th Floor
			New York, NY 10281

Y	8.1526%	Smith Barney Scholars Choice	State Street Bank: James Casey
		Portfolio Four (Balanced)	Two World Financial Center
			225 Liberty Street, 24th Floor
			New York, NY 10281

Y	5.8187%	Smith Barney Scholars Choice	State Street Bank: James Casey
		Portfolio Two	Two World Financial Center
			225 Liberty Street, 24th Floor
			New York, NY 10281

Y	5.7907%	Smith Barney Scholars Choice	State Street Bank: James Casey
		Portfolio 3	Two World Financial Center
			225 Liberty Street, 24th Floor
			New York, NY 10281

Y	5.4312%	Smith Barney Scholars Choice	State Street Bank: James Casey
		Portfolio Five	Two World Financial Center
			225 Liberty Street, 24th Floor
			New York, NY 10281

  Investment Manager

       SBFM serves as investment manager to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”) with the Fund that was approved by the Board of Directors, including a majority of the Independent Directors, on August 1, 2005 and by the Fund’s shareholders on November 29, 2005. The Investment Management Agreement became effective on December 1, 2005 as a result of the sale of substantially all of Citigroup Inc.’s (“Citigroup”) asset management business to Legg Mason. The manager is an indirect wholly-owned subsidiary of Legg Mason. Prior to December 1, 2005, the manager was an indirect wholly-owned subsidiary of Citigroup.

       Under the Investment Management Agreement, subject to the supervision and direction of the Fund’s Board of Directors, the manager manages the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, makes investment decisions for the Fund and places orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence, and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.

       SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of September 30, 2005 of approximately $111.1 billion. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

       As compensation for investment advisory services, the Fund pays the manager a fee computed daily and paid monthly at the annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal years ended September 30, 2003, 2004 and 2005, the Fund incurred $2,253,468, $3,498,018 and $5,351,695, respectively, in investment management fees.

  20

       The Investment Management Agreement has an initial term of two years and will continue in effect for year to year thereafter provided such continuance is specifically approved at least annually (a) by the Fund’s Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Fund or the manager may terminate the Investment Management Agreement on 60 days’ written notice without penalty. The Investment Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

       The Fund bears expenses incurred in its operations including: taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, shareholders or employees of Legg Mason or the manager; SEC fees and state Blue Sky fees; charges of custodians; transfer and dividend disbursing agent’s fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and shareholder meetings; and meetings of the officers or Board of Directors of the Fund.

  Code of Ethics

       Pursuant to Rule 17j-1 under the 1940 Act, the Fund, the manager and distributors have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

       Copies of the codes of ethics of the Fund, the manager and the distributors are on file with the SEC.

  Proxy Voting Guidelines and Procedures

       Although individual Directors may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

       Attached as the Appendix A is a summary of the guidelines and procedures that the manager uses to determine how to vote proxies relating to portfolio securities, including the procedures that the manager uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the manager or any affiliated person of the Fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to the portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives.

       Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at http://www.citigroupam.com and (3) on the SEC’s website at http://www.sec.gov.

  Counsel and Independent Registered Public Accounting Firm

       Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Company.

       Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the Company’s Independent Directors.

       KPMG LLP, 345 Park Avenue, New York, New York 10154, serves as the independent registered public accounting firm to audit and report on the Fund’s financial statements and highlights for the fiscal year ending September 30, 2006.

  Custodian and Transfer Agent

       State Street Bank and Trust Company (“State Street” or the “Custodian”), located at 225 Franklin Street, Boston, MA 02110, currently serves as custodian for the Fund. State Street, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund; and makes disbursements on behalf of the Fund. The Custodian neither determines the Fund’s investment policies, nor decides which securities the Fund will buy or sell. For its services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives

  21

  securities transaction charges, including out-of-pocket expenses. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the Fund’s securities lending agent and receives a share of the income generated by such activities.

       PFPC Inc. (“PFPC” or the “transfer agent”), whose address is P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the transfer agent and shareholder services agent of the Fund. Prior to January 1, 2006, Citicorp Trust Bank, fsb (“CTB”) served as the Fund’s transfer agent. During the fiscal year ended September 30, 2005, the Fund paid CTB $423,755 in transfer agency fees.

  DISTRIBUTORS

       Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013, serve as the Fund’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”), which were approved by the Fund’s Board of Directors and by a majority of the Independent Directors, casting votes in person at a meeting called for such purpose, on November 21, 2005. The distribution agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI served as the Fund’s distributor. LMIS and CGMI may be deemed to be underwriters for purposes of the 1933 Act.

       The aggregate dollar amount of commissions and deferred sales charges on Class A, Class B and Class C shares received by CGMI and its affiliates were as follows:

  Initial Sales Charges

Class A Shares (paid to CGMI)

For the fiscal year ended September 30:

2005	$336,000
2004	$326,000
2003	$173,000

Class C Shares (paid to CGMI)

For the fiscal year ended September 30:

2005	$0
2004	$72,000
2003	$114,000

Deferred Sales Charges

Class A Shares (paid to CGMI)

For the fiscal year ended September 30:

2005	$1,000
2004	$0
2003	$1,000

Class B Shares (paid to CGMI)

For the fiscal year ended September 30:

2005	$175,000
2004	$222,000
2003	$266,000

Class C Shares (paid to CGMI)

For the fiscal year ended September 30:

2005	$9,000
2004	$13,000
2003	$9,000

  22

       When payment is made by the investor before settlement date, unless otherwise directed by the investor, the funds will be held as a free credit balance in the investor’s brokerage account and CGMI may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund (other than Smith Barney Exchange Reserve Fund) of the Smith Barney Mutual Funds.

  Distribution Arrangements

       The Fund has adopted an amended shareholder services and distribution plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class B and Class C shares. Under the Distribution Plan, the Fund pays service and distribution fees to each of LMIS and CGMI for the services they provide and expenses they bear with respect to the distribution of Class A, Class B and Class C shares and providing services to Class A, Class B and Class C shareholders. The co-distributors will provide the Fund’s Board with periodic reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made. The Fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.25% of the value of the Fund’s average daily net assets attributable to the Fund’s Class A, Class B and Class C shares. In addition, the Fund pays distribution fees with respect to the Class B and Class C shares at the annual rate of 0.75% of the Fund’s average daily net assets.

       Prior to December 1, 2005, the Fund paid service and distribution fees directly to CGMI under a separate Distribution Plan with respect to shares sold through CGMI.

       The following service and distribution fees were incurred by the Fund pursuant to a Distribution Plan during the periods indicated:

	Fiscal Year	Fiscal Year	Fiscal Year
	Ended 9/30/05	Ended 9/30/04	Ended 9/30/03

Class A	$641,041	$375,055	$203,245
Class B	$1,519,330	$1,437,314	$1,184,818
Class C	$1,655,572	$1,316,996	$972,903

       For the fiscal year ended September 30, 2005, CGMI incurred distribution expenses totaling $2,617,111, consisting of:

Financial
Advisor	Branch	Advertising	Printing
Compensation	Expenses	Expense	Expense

$1,479,395	$771,484	$355,065	$11,167

       Under its terms, the Distribution Plan continues for one year and thereafter for successive annual periods, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution Plan or in the Distribution Agreement. The Distribution Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Distribution Plan also must be approved by the Directors and Independent Directors in the manner described above. The Distribution Plan may be terminated with respect to a class of the Fund at any time, without penalty, by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

  23

  PURCHASE OF SHARES

       The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

            Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

			Dealers’
	Sales Charge as a %	Sales Charge as a %	Reallowance as %
Amount of Investment	of Transaction	of Amount Invested	of Offering Price

Less than $25,000	5.00%	5.26%	4.50%
$25,000–$49,999	4.25%	4.44%	3.83%
$50,000–$99,999	3.75%	3.90%	3.38%
$100,000–$249,999	3.25%	3.36%	2.93%
$250,000–$499,999	2.75%	2.83%	1.48%
$500,000–$999,999	2.00%	2.04%	1.80%
$1,000,000 or more*	0%	0%	0%

*
  A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the Fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the distribution and service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual distribution and ser- vice fee starting immediately after purchase. Please contact your Service Agent for more information.

       Members of a selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of a fund as defined in the Securities Act of 1933, as amended. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21 or a director or other fiduciary of a single trust estate or single fiduciary account.

       Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

       Class C Shares. Class C shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

       Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan’s record-keeper; or 401(k) plans of Citigroup and its affiliates).

  General

       Investors may purchase shares from a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify which Class is being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

       Investors in Class A, Class B and Class C shares may open an account in the Fund by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGMI, unitholders who invest distributions from a Unit Investment Trust (“UIT”) sponsored by CGMI, and directors/trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder’s account by the transfer agent. Share certificates are issued only upon a shareholder’s written request to the transfer agent. Share certificates for the Fund will no longer be issued. If you currently hold share certificates of the Fund, such certificates will continue to be honored.

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       Purchase orders received by the Fund or a Smith Barney Financial Advisor prior to the close of regular trading on the New York Stock Exchange (“NYSE”), on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund or the Fund’s agent prior to its close of business. For shares purchased through CGMI or a Service Agent purchasing through CGMI, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

       Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGMI or the transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder’s account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGMI or the transfer agent. The Systematic Investment Plan also authorizes CGMI to apply cash held in the shareholder’s Smith Barney brokerage account or redeem the shareholder’s shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Service Agent.

  Sales Charge Waivers and Reductions

       Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) board members and employees of Citigroup and its subsidiaries and any CAM affiliated funds including the Smith Barney Mutual Funds (including retired board members and employees); the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Advisor (for a period up to 90 days from the commencement of the Financial Advisor’s employment with CGMI), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Advisor’s prior employer, (ii) was sold to the client by the Smith Barney Financial Advisor and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares of the Fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries, or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by CGMI; (i) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGMI; (j) “k” choice purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with CitiStreet Retirement Programs; (k) purchases by separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) purchases by Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and (m) purchases by executive deferred compensation plans participating in the CGMI ExecChoice program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

       Class A load-waived shares will be available to retirement plans where such plan’s record keeper offers only load-waived shares and where the shares are held on the books of the Fund through an omnibus account.

       The Fund has imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase the Fund’s Class A shares load-waived. Each share class has varying service and distribution related fees as described elsewhere in this SAI.

       Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for plans that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would otherwise have been charged. The Fund is not responsible for, and has

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  no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

       Accumulation Privilege—lets you combine the current value of Class A shares of the Fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

    you; or

    your spouse and children under the age of 21; and

  that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

       Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

       If your current purchase order will be placed through a Smith Barney Financial Advisor, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

       Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

       Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of six Asset Level Goal amounts, as follows:

(1) $	25,000	(4) $	250,000

(2) $	50,000	(5) $	500,000

(3) $	100,000	(6) $	1,000,000

       Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Smith Barney and SB funds.

       When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

       Eligible Fund Purchases. Generally, any shares of a Smith Barney fund or Smith Barney shares of an SB fund that are subject to a sales charge may be credited towards your Asset Level Goal. Shares of Smith Barney money market funds (except for money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge) and Smith Barney S&P 500 Index Fund are not eligible. However, as of the date of this SAI, the following funds and share classes are also eligible, although not offered with a sales charge:

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       Shares of Smith Barney Exchange Reserve Fund

       Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares)

       Class C shares of Smith Barney Inflation Management Fund

       Class C shares of Smith Barney Intermediate Maturity California Municipals Fund

       Class C shares of Smith Barney Intermediate Maturity New York Municipals Fund

       Class C shares of Smith Barney Limited Term Portfolio

       Class C shares of Smith Barney Money Funds, Inc.—Cash and Government Portfolios

       Class C shares of Smith Barney Short Duration Municipal Income Fund

       Class C shares of Smith Barney Short-Term Investment Grade Bond Fund

       This list may change from time to time. Investors should check with their financial professional to see which funds may be eligible.

       Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. If any of the assets to be credited towards your Goal are held in an account other than in your name, you may be required to provide documentation with respect to these accounts. If you are purchasing through a Smith Barney Financial Advisor, or directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include these assets. If you are purchasing through a financial professional other than a Smith Barney Financial Advisor, you should check with that financial professional to see which accounts may be combined.

       Eligible Prior Purchases: You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

       Backdating Letter. You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

       Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must however contact your financial professional, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

       Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

       Cancellation of Letter. You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

       Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

        Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will

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  be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Financial Advisor, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

       Letter of Intent—Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within thirteen months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, as applicable, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund’s Class A shares, which may include a deferred sales charge of 1.00% . Please contact a Financial Advisor or the transfer agent for further information.

  Deferred Sales Charge Provisions

       Deferred Sales Charge Shares are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

       Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

       Class C shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

Year Since Purchase Payment Was Made	Deferred sales charge

First	5.00%
Second	4.00
Third.	3.00
Fourth	2.00
Fifth	1.00
Sixth and thereafter	0.00

       Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

       The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other fund. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be retained by LMIS.

       To provide an example, assume an investor purchased 100 Class B shares of the Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The

  28

  deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

  Waivers of Deferred Sales Charge

       The deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder’s shares at the time the withdrawal plan commences (see “Automatic Cash Withdrawal Plan”) (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 70 1/2. In addition, shareholders who purchased shares subject to a deferred sales charge prior to May 13, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

       Deferred sales charge waivers will be granted subject to confirmation (by CGMI in the case of shareholders who are also Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder’s status or holdings, as the case may be.

  Smith Barney Funds Retirement Program

       The Fund offers Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan’s recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan’s investments in any of the Smith Barney Mutual Funds.

       There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

       The class of shares you may purchase depends on the amount of your initial investment:

       Class A Shares. Class A shares may be purchased by plans investing at least $3 million.

       Class C Shares. Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than eight years after the plan joined the program. They are eligible for exchange in the following circumstances:

       If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan’s total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

       Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

       For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

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  Determination of Public Offering Price

       The Fund offers its shares to the public on a continuous basis. The public offering price for a Class A and Class Y share of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class B and Class C share is equal to the net asset value at the time of purchase. The public offering price for Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1 million is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A deferred sales charge, however, is imposed on certain redemptions of Class C shares, and on Class A shares when purchased in amounts exceeding $1 million. Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund.

Class A (net asset value of $24.02 plus 5.26% of net asset value per share)	$25.28

  REDEMPTION OF SHARES

       The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund’s shareholders.

       If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, directors or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

       If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGMI, or if the shareholder’s account is not with CGMI, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder’s benefit without specific instruction and CGMI will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check which may take up to 10 days.

  Distributions in Kind

       If the Board determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund’s net assets by a distribution in kind of Fund securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

  Automatic Cash Withdrawal Plan

       An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a shareholder’s shares at the time the Withdrawal Plan commences. To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments will reduce the shareholder’s investment and ultimately may exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

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       Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund. Withdrawal Plans should be set up with your Service Agent. Applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal. For additional information, shareholders should contact their Service Agent or the transfer agent.

  VALUATION OF SHARES

       The Prospectus states that the net asset value of the Fund’s Classes of shares will be determined on any date that the NYSE is open. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the Fund in valuing its assets.

       The Board of Directors has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s net asset value. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for the Fund to the manager.

       The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Fund’s Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the Fund invests in securities of small capitalization companies—some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable—the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The Fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated.

       Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

  EXCHANGE PRIVILEGE

       Except as noted below and in the Prospectus, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder’s state of residence, on the basis of relative net asset value per share at the time of exchange as follows:

       A. Class A and Class Y shares of the Fund may be exchanged without a sales charge for the respective shares of any of the Smith Barney Mutual Funds.

       B. Class B shares of any fund may be exchanged without a sales charge. Class B shares of the Fund exchanged for Class B shares of another Smith Barney Mutual Fund will be subject to the higher applicable deferred sales charge of the two funds and, for purposes of calculating deferred sales charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

       C. Class C shares of any fund may be exchanged without a sales charge. For purposes of deferred sales charge applicability, Class C shares of the Fund exchanged for Class C shares of another Smith Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

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       The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

       Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

       Additional Information Regarding Exchanges. The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund’s management in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor’s account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund’s policy on excessive trading applies to investors who invest in the Fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

       During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

  TAXES

       The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

  The Fund and Its Investments

       The Fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that drives 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income) and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government Securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

       Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

       As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “invest-

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  ment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

       The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

       If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

       The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

       The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

       The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

       Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between

  33

  certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

       Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

       Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

       If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

       Alternatively, the Fund may make a mark-to-mark election that will result in the Fund being trated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

       The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

  Taxation of U.S. Shareholders

       Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

       The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

       Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

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       Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

       We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

       If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

       Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

       Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

       Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions

  35

  or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

       Backup Withholding. The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

  Notices; Other Taxes

       Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

       Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

       If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

  Taxation of Non-U.S. Shareholders

       Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

       In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

       For taxable years beginning before January 1, 2008, properly-designated dividends are generally except from United States federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part; as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

       Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from “U.S. real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in “U.S. real property holding corporations.” The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real

  36

  property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (for taxable years beginning before January 1, 2008) a regulated investment company, RIC, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

       However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or registered investment company is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established U.S. securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the one-year period ending on the date of the distribution. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

       The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

  ADDITIONAL INFORMATION

       The Company was organized as a Maryland corporation pursuant to Articles of Incorporation dated September 29, 1981, as amended from time to time. The Company was incorporated on September 29, 1981 under the name Hutton Investment Series, Inc. The Company’s corporate name was changed on December 29, 1988, July 30, 1993 and October 28, 1994 to SLH Investment Portfolios Inc., Smith Barney Shearson Investment Funds Inc., and Smith Barney Investment Funds Inc., respectively. The Fund offers shares of common stock currently classified into four Classes, A, B, C and Y, with a par value of $.001 per share. Each Class represents an identical interest in the Fund’s investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Board does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

       The Company does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Company’s outstanding shares and the Company will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholders vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional share vote for any fractional share held of that Class. Generally, shares of the Company will be voted on a Company-wide basis on all matters except matters affecting only the interests of one fund or one Class of shares.

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       Annual and Semi-Annual Reports. The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund’s printing and mailing costs, the Fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

       Licensing Agreement. Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management.” Legg Mason and its affiliates, as well as the fund’s investment adviser, are not affiliated with Citigroup.

       All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

  Legal Matters

       Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its affiliates, including the manager and Salomon Brothers Asset Management Inc (“SBAM”) (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

       On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, SBFM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

       Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

       As of the date of this SAI, SBFM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

       The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

       Recent Developments. On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Funds”).

       The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the manager and other advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the material provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

  38

       The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

       The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified time frame, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

       At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

       On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

  ***

       Beginning in August 2005, five punative class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (together, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds (the “Funds”), rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’fees and litigation expenses.

       On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related actions was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

       As of the date of this SAI, CAM believes that resolution of the pending lawsuits will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

  ***

       The Fund has received information concerning SBFM and SBAM as follows:

       On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry-wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

       SBFM and SBAM are cooperating with the SEC. Although there can be no assurance, SBFM believes that these matters are not likely to have a material adverse effect on the Fund or its ability to perform its investment advisory and administrative services relating to the Fund.

  39

  FINANCIAL STATEMENTS

       The Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2005 is incorporated herein by reference in its entirety (filed on December 9, 2005; accession number 0000930413-05-008185).

  OTHER INFORMATION

       In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

       We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

       That’s why we offer three “styles” of fund management that can be tailored to suit each investor’s unique financial goals.

  Classic Series—our portfolio manager driven funds

       Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund’s investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

  Research Series—driven by exhaustive fundamental securities analysis

       Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

  Style Pure Series—our solution to funds that stray

       Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

  40

  APPENDIX A

  PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

  Concerning Citigroup Asset Management1 (CAM)
  Proxy Voting Policies and Procedures

       The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

       CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

       In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’(ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

       In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

1
  Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory enti- ties, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC, are not affiliated with Citigroup.

  A-1

       CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

       If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

  A-2

  January 30, 2006

  STATEMENT OF ADDITIONAL INFORMATION

  SMITH BARNEY SMALL CAP GROWTH FUND
  125 Broad Street
  New York, New York 10004
  1-800-451-2010

       This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus of Smith Barney Small Cap Growth Fund (the “Fund”), dated January 30, 2006, and should be read in conjunction with the Fund’s Prospectus. The Fund is a series of Smith Barney Investment Funds Inc. (the “Company”). Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders, which are incorporated herein by reference. A Prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Advisor, a PFS Investments Inc. (“PFS”) Registered Representative, a broker/dealer, financial intermediary or a financial institution (each called a “Service Agent”), or by writing or calling the Fund at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

CONTENTS
Investment Objective and Management Policies	2
Portfolio Manager Disclosure	12
Investment Restrictions	14
Directors and Officers of the Company	16
Purchase of Shares	21
PFS Accounts	28
Redemption of Shares	28
Distributors	30
Valuation of Shares	32
Exchange Privilege	33
Taxes	33
Additional Information	38
Financial Statements	41
Other Information	41
Appendix A—Proxy Voting Guidelines and Procedures Summary	A-1

  1

  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

       The Prospectus discusses the Fund’s investment objective and the policies it employs to achieve its objective. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies the Fund may utilize and certain risks attendant to such investments, policies and strategies. Smith Barney Fund Management LLC (“SBFM” or the “manager”) serves as investment manager to the Fund.

       The Fund attempts to achieve its investment objective by investing, under normal circumstances, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of high growth small capitalization companies or in other investments with similar economic characteristics. Small capitalization companies are companies with market capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index (the “Index”) for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered to be securities of small capitalization companies for purposes of the Fund’s 80% investment policy. The size of the companies in the Index changes with market conditions and the composition of the Index. This investment policy will not be applicable when the Fund pursues a temporary defensive strategy as described in the Prospectus. The Fund’s 80% investment policy may be changed by the Board of Directors of the Company on 60 days’ notice to shareholders.

  Index-Related Securities

       The Fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index (“Equity Equivalents”). Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market) and various iShares Funds (interests in a portfolio of securities that seeks to track the performance of any of an array of market indexes). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

       Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expenses associated with an investment in Equity Equivalents may be substantially lower than the expenses of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the Fund’s assets across a broad range of equity securities.

       To the extent the Fund invests in securities of other investment companies, including Equity Equivalents, Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the Fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if the Fund invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the Fund’s investments in such investment companies are subject to limitations under the Investment Company Act of 1940, as amended (“1940 Act”), and market availability.

       The prices of Equity Equivalents are derived from and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of Fund shares.

  Foreign Securities and American Depositary Receipts

       The Fund has the authority to invest up to 10% of its assets in foreign securities (including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)) and American Depositary Receipts (“ADRs”) or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued

  2

  by a foreign corporation. ADRs are receipts typically issued by an American bank or trust company which evidence a similar ownership arrangement.

       Generally, ADRs which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

       Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Many of the foreign securities held by the Fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the Securities and Exchange Commission (“SEC”). Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a domestic company and its securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity and negative government actions like currency controls or seizure of private business or property are more likely. The Fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and therefore many, if not all, of the foregoing considerations apply to such investments as well.

  Lending of Portfolio Securities

       Consistent with applicable regulatory requirements and for cash management purposes, the Fund may lend securities from its portfolio to brokers, dealers and other financial organizations. The Fund may not lend its portfolio securities to the manager or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

       In lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Fund may terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager, the consideration to be earned from such loans would justify the risk. From time to time, the Fund may return to the borrower and/or a third party, which is unaffiliated with the Fund, Legg Mason, Inc. (“Legg Mason”), of which SBFM is a wholly-owned subsidiary, or Citigroup Global Markets Inc. (“CGMI”), one of the Fund’s co-distributors, and which is acting as a “finder,” a part of the interest earned from the investment of collateral received for securities loaned. Generally, the borrower will be required to make payments to the Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

  Repurchase Agreements

       The Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities (“repurchase agreements”). The Fund would maintain custody of the underlying securities

  3

  prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Fund’s manager. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

       Pursuant to an exemptive order issued by the SEC, the Fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

  Reverse Repurchase Agreements

       The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a money market instrument by the Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of U.S. government securities or cash or cash equivalents to cover its obligations under reverse repurchase agreements with broker-dealers and other financial institutions. The Fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Under the 1940 Act, reverse repurchase agreements may be considered borrowing by the seller.

       Reverse repurchase agreements create opportunities for increased returns to the shareholders of the Fund but, at the same time, create special risk considerations. Although the principal or stated value of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the Fund will have to pay in respect thereof, the Fund’s net income or other gain will be greater than if this type of investment technique had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover this cost, the net income or other gain of the Fund will be less than if the reverse repurchase agreement had not been used.

       The Fund currently intends to invest not more than 33 1 / 3 % of its net assets in reverse repurchase agreements.

  When-Issued Securities and Delayed Delivery Transactions

       In order to secure what the manager considers to be an advantageous price or yield, the Fund may purchase U.S. government securities on a when-issued basis or purchase or sell U.S. government securities for delayed delivery. The Fund will enter into such purchase transactions for the purpose of acquiring portfolio securities and not for the purpose of leverage. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed delivery transaction, the Fund relies on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

       U.S. government securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, to a lesser extent, the public’s perception of the creditworthiness of the issuers. In general, U.S. government securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing U.S. government securities on a when-issued basis or delayed delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

  4

       The Fund will maintain in a segregated account cash or liquid securities equal to the amount of the Fund’s when-issued or delayed delivery commitments. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the Fund. Placing securities rather than cash in the account may have a leveraging effect on the Fund’s assets. That is, to the extent the Fund remains substantially fully invested in securities at the time that it has committed to purchase securities on a when-issued basis, there will be greater fluctuation in its net asset value than if it had set aside cash to satisfy its purchase commitments. On the settlement date, the Fund will meet its obligations from then available cash flow, the sale of securities held in the separate account, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a greater or lesser value than the Fund’s payment obligations).

  Money Market Instruments

       As stated in the Prospectus, the Fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments in which the Fund may invest include: U.S. government securities; certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

       Certificates of deposit (“CDs”) are short-term negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

       Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amounts of CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are generally required to, among other things, maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

       Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly-owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

       Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.

       In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, SBFM will carefully evaluate such investments on a case-by-case basis.

       Savings and loan associations whose CDs may be purchased by the Fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the U.S. government. As a result, such savings and loan associations are subject to regulation and examination.

  5

  Options, Futures and Currency Strategies

       The Fund may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the Fund. There can be no assurance that such efforts will succeed.

       To attempt to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the manager anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the manager believes that a particular currency may decline compared to the U.S. dollar or another currency, the Fund may enter into a forward contract to sell the currency the manager expects to decline in an amount approximating the value of some or all of the Fund’s securities denominated in that currency, or when the manager believes that one currency may decline against a currency in which some or all of the portfolio securities held by the Fund are denominated, it may enter into a forward contract to buy the currency expected to decline for a fixed amount (“position hedging”). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the manager believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the Fund are denominated (“cross hedging”). The Fund’s custodian places (i) cash, (ii) U.S. government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, or other high-quality debt securities denominated in certain currencies in a separate account of the Fund having a value equal to the aggregate account of the Fund’s commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts.

       For hedging purposes, the Fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or which the manager intends to include in its portfolio. The Fund also may use interest rate futures contracts and options thereon to hedge against changes in the general level in interest rates.

       The Fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A call option written by the Fund is “covered” if the Fund owns the security or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account with its custodian.

       Although the Fund might not employ the use of forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: dependence on the manager’s ability to predict movements in the prices of individual debt securities, fluctuations in the general fixed-income markets and movements in interest rates and currency markets, imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Fund invests; and lack of assurance that a liquid market will exist for any particular option, futures contract or option thereon at any particular time.

  Options on Securities

       As discussed more generally above, the Fund may engage in the writing of covered call options. The Fund may also purchase put options and enter into closing transactions.

       The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forgoes the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of

  6

  a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

       Options written by the Fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

       The Fund may write (a) in-the-money call options when SBFM expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when SBFM expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when SBFM expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

       So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“Clearing Corporation”) or similar clearing corporation and the securities exchange on which the option is written.

       An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Fund expects to write options only on national securities exchanges or in the over-the-counter market. The Fund may purchase put options issued by the Clearing Corporation or in the over-the-counter market.

       The Fund may realize a profit or loss upon entering into a closing transaction. In cases in which the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

       Although the Fund generally will purchase or write only those options for which SBFM believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

       Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of SBFM and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

       In the case of options written by the Fund that are deemed covered by virtue of the Fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in

  7

  accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk because the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

       Although SBFM will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing of call options and purchasing of put and call options, there can be no assurance that the Fund will succeed in its option-writing program.

  Stock Index Options

       As described generally above, the Fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indexes also are based on an industry or market segment such as the AMEX Oil and Gas Index or the AMEX Computer Technology Index.

       Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

       The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to SBFM’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

  Futures Contracts and Options on Futures Contracts

       As described generally above, the Fund may invest in stock index futures contracts and options on futures contracts that are traded on a domestic exchange or board of trade.

       The purpose of entering into a futures contract by the Fund is to protect the Fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the Fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the Fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the Fund’s not participating in a market advance. The Fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a “short” position) as it purchases individual stocks. The Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

       No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily

  8

  as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the Fund enters into a long position in a futures contract or an option on a futures contract, it must deposit into a segregated account with the Fund’s custodian an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the Fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

       The Commodity Futures Trading Commission (“CFTC”) eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the Fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The Fund, however, continues to have policies with respect to futures and options thereon as set forth herein. The current view of the staff of the SEC is that the Fund’s long and short positions in future contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the Fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

       There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the Fund is subject to the ability of SBFM to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

       Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the Fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

  Disclosure of Portfolio Holdings

       The Fund has adopted policies and procedures developed by Citigroup Asset Management (”CAM”), the business unit that includes the manager, with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about the Fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the Fund’s portfolio holdings is in the best interests of the Fund’s shareholders, and that any conflicts of interest between the interests of the Fund’s shareholders and those of SBFM, the Fund’s distributors or their affiliates be addressed in a manner that places the interests of Fund shareholders first. The policy provides that information regarding the Fund’s portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate Fund business purposes and in accordance with the policy.

       CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by the Fund that has not been fully reflected by the market.

       Under the policy, the Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the Fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

  9

       The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

         1. The Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

       2. The Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

       3. A list of securities (that may include Fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

       4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. The Fund’s sector weightings, performance attribution (e.g. analysis of the Fund’s outperformance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

       6. The Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Directors who are not “interested persons” of the Fund or the manager as defined in the 1940 Act (“Independent Directors”), and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

       Under the policy, if information about the Fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the Fund, CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed at least annually by the Company’s Board.

       The approval of the Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to the Board at its next regularly scheduled meeting.

       Currently, the Fund discloses its complete portfolio holdings approximately 25 days after calendar quarter end on its website www.citigroupam.com.

  10

       Set forth below is a list, as of October 1, 2005, of those parties with whom CAM, on behalf of the Fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient (holdings)	Frequency	Delay before dissemination

State Street Bank & Trust Co., (Fund Custodian
and Accounting Agent)	Daily	None
Institutional Shareholders Services,
(Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None

Portfolio holdings information for the Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient (holdings)	Frequency	Delay before dissemination

Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment
Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly	Sent the 1-3 business day following
the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following
the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	Sent 6-8 business days following
month end
Fitch	Monthly	Sent 6-8 business days following
month end
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 days after Quarter End
Watson Wyatt	Quarterly	25 days after Quarter End
Moody’s	Weekly Tuesday Night	1 business day
S&P	Weekly Tuesday Night	1 business day

  11

  PORTFOLIO MANAGER DISCLOSURE

       The following tables set forth certain additional information with respect to the Fund’s portfolio manager. Unless noted otherwise, all information is provided as of December 31, 2005.

     Other Accounts Managed by Portfolio Manager

       The table below identifies the number of accounts (other than the Fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. No accounts had fees based on performance.

	Registered Investment	Other Pooled
Portfolio Manager(s)	Companies	Investment Vehicles	Other Accounts

Timothy Woods	None	None	18 other accounts with
$2 million in total assets
under management

  Portfolio Manager Compensation

       CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

       CAM has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the Fund’s portfolio manager. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of Fund shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

       The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-CAM investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). CAM may also measure the team’s pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

       Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the firm, and 50% may be received in the form of Legg Mason restricted stock shares.

     Potential Conflicts of Interest

       Potential conflicts of interest may arise when the Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.

       The manager and the Fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

  12

       These potential conflicts include:

       Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

       Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

       Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

       Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

       Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

       Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or record-keeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager or its affiliates.

     Portfolio Manager Securities Ownership

       The table below identifies ownership of Fund securities by the portfolio manager.

Dollar Range of
Portfolio Manager	Ownership of Securities

Timothy Woods	$10,001 – 50,000

  13

  INVESTMENT RESTRICTIONS

       The Fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 7 below cannot be changed without approval by the holders of a majority of the outstanding shares of the Fund, defined as the lesser of (a) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of a Fund’s outstanding shares. The remaining restrictions may be changed by the Company’s Board of Directors at any time. In accordance with these restrictions, the Fund will not:

       1. Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

       2. Issue “senior securities” as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

       3. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

       4. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1 / 3 % of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

       5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

       6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (“1933 Act”), in disposing of portfolio securities.

       7. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from: (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies); or (d) investing in real estate investment trust securities.

       8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

       9. Invest in oil, gas or other mineral exploration or development programs.

       10. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

       11. Invest for the purpose of exercising control over or management of the issuer.

       12. Invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities (for purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general guarantors and originators of underlying assets).

       If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

  14

  Portfolio Turnover

       The Fund’s portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 150%. The rate of turnover will not be a limiting factor, however, when the Fund deems it desirable to sell or purchase securities. For the fiscal years ended September 30, 2004 and 2005, the Fund had turnover rates of 118% and 70%, respectively.

  Portfolio Transactions

       Decisions to buy and sell securities for the Fund are made by the manager, subject to the overall review of the Company’s Board of Directors. Although investment decisions for the Fund are made independently from those of the other accounts managed by the manager, investments of the type the Fund may make also may be made by those other accounts. When the Fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

       Allocation of transactions on behalf of the Fund, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to the Fund’s shareholders. The primary considerations of the manager in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by the Fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to the manager in serving both the Fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the Fund.

        The Fund has paid the following in brokerage commissions for portfolio transactions:

				% of Total
				Dollar Amount of
			% of Total Brokerage	Transactions Involving
	Total Brokerage	Commissions Paid to	Commissions Paid to	Commissions Paid to
Fiscal Year Ending September 30:	Commissions	CGMI and Affiliates	CGMI and Affiliates	CGMI and Affiliates

2003	$1,648,097	$5,200	0.32%	0.38%
2004	$1,901,115	$13,260	0.70%	1.12%
2005	$1,095,406	$6,836	0.62%	0.76%

       At September 30, 2005, the Fund held no securities issued by its regular broker-dealers.

       The total brokerage commissions paid by the Fund for each fiscal year will vary primarily because of increases or decreases in the Fund’s volume of securities transactions on which brokerage commissions are charged.

       In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, SBFM seeks the best overall terms available. In assessing the best overall terms available for any transaction, SBFM will consider the factors SBFM deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and the execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the investment management agreement between the Company and SBFM relating to the Fund authorizes SBFM, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the Fund, the other funds and/or other accounts over which SBFM or its affiliates exercise investment discretion. For the fiscal year ended September 30, 2005, the Fund directed brokerage transactions totaling $45,334,865 to brokers because of research services provided. The amount of brokerage commissions paid on such transactions for the Fund totalled $126,257. The manager’s fee under the investment management agreement relating to the Fund between the Company and SBFM is not reduced by reason of its receiving such brokerage and research services. The Company’s Board of Directors periodically will review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund.

       Even though investment decisions for the Fund are made independently from those of the other accounts managed by the manager, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained for or disposed of by the Fund.

  15

       Effective December 1, 2005, CGMI is no longer an affiliated person of the Fund under the 1940 Act. As a result, the Fund is permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal). Similarly, the Fund is permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the SEC. The manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the Fund will be governed by the Fund’s policy of seeking the best overall terms available.

  DIRECTORS AND OFFICERS OF THE COMPANY

       The business and affairs of the Fund are managed under the direction of the Company’s Board of Directors. The names of the Directors and officers of the Company, together with information as to their principal business occupations during the past five years, are set forth below. The executive officers of the Fund are employees of organizations that provide services to the Fund.

		Term of		Number of
		Office*		Portfolios
		and		in the Fund	Other
	Position(s)	Length		Complex	Directorships
	Held with	of Time	Principal Occupation(s)	Overseen	Held by
Name, Address, and Birth Year	Fund	Served	During Past 5 Years	by Director	Director

NON-INTERESTED DIRECTORS:

Paul R. Ades	Director	Since	Law Firm of Paul R. Ades,	15	None
Paul R. Ades, PLLC		1994	PLLC(from April 2000 to
181 West Main Street			Present)
Suite C
Babylon, NY 11702
Birth year: 1940

Dwight B. Crane	Director	Since	Professor, Harvard Business	46	None
Harvard Business School		1981	School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Birth year: 1937

Frank G. Hubbard	Director	Since	President of Avatar	15	None
c/o Smith Barney		1993	International Inc. (business
Mutual Funds			development) (since 1998)
125 Broad Street
New York, NY 10004
Birth year: 1937

Jerome H. Miller	Director	Since	Retired	15	None
c/o Smith Barney		1998
Mutual Funds
125 Broad Street
New York, NY 10004
Birth year: 1938

Ken Miller	Director	Since	President of Young Stuff	15	None
Young Stuff Apparel		1994	Apparel Group, Inc. (since
Group, Inc.			1963)
930 Fifth Avenue
Suite 610
New York, NY 10021
Birth year: 1942

  16

		Term of		Number of
		Office*		Portfolios
		and		in the Fund	Other
	Position(s)	Length		Complex	Directorships
	Held with	of Time	Principal Occupation(s)	Overseen	Held by
Name, Address, and Birth Year	Fund	Served	During Past 5 Years	by Director	Director

INTERESTED DIRECTOR:

R. Jay Gerken**	Chairman,	Since	Managing Director of CAM;	171	None
CAM	President	2002	Chairman, President and
399 Park Avenue	and Chief		Chief Executive Officer
4th Floor	Executive		of SBFM and Citi Fund
New York, NY 10022	Officer		Management, Inc. (“CFM”);
Birth year: 1951			President and Chief Executive
Officer of certain mutual funds
associated with Legg Mason;
formerly portfolio manager of
Smith Barney Allocation
Series Inc. (from 1996 to 2001)

OFFICERS:

Andrew B. Shoup	Senior Vice	Since	Director of CAM;	N/A	N/A
CAM	President	2003	Chief Administrative
125 Broad Street	and Chief		Officer of mutual funds
10th Floor	Administrative		associated with Legg Mason;
New York, NY 10004	Officer		Head of International Funds
Birth year: 1956			Administration of CAM
(from 2001 to 2003); Director
of Global Funds Administration
of CAM (from 2000 to 2001)

Timothy Woods, CFA	Vice	Since	Managing Director of CAM	N/A	N/A
CAM	President	1999	and Investment Officer of
100 First Stamford Place	and		SBFM
7th Floor	Investment
Stamford, CT 06902	Officer
Birth year: 1960

Robert I. Frenkel	Secretary	Since	Managing Director and	N/A	N/A
CAM	and	2003	General Counsel of Global
300 First Stamford Place	Chief		Mutual Funds for CAM
4th Floor	Legal		(since 1994); Secretary of
Stamford, CT 06902	Officer		CFM; Secretary and Chief
Birth year: 1954			Legal Officer of certain
mutual funds associated with
Legg Mason

  17

		Term of		Number of
		Office*		Portfolios
		and		in the Fund	Other
	Position(s)	Length		Complex	Directorships
	Held with	of Time	Principal Occupation(s)	Overseen	Held by
Name, Address, and Birth Year	Fund	Served	During Past 5 Years	by Director	Director

Kaprel Ozsolak	Chief	Since	Vice President of CAM;	N/A	N/A
CAM	Financial	2004	Chief Financial Officer and
125 Broad Street,	Officer and		Treasurer of certain mutual
9th Floor	Treasurer		funds associated with
New York, NY 10004			Legg Mason; Controller of
Birth year: 1965			certain mutual funds
associated with Legg Mason

Steven Frank	Controller	Since	Vice President of CAM;	N/A	N/A
CAM		2005	Controller of certain
125 Broad Street,			mutual funds associated with
New York, NY 10004			Legg Mason
Birth year: 1967

Andrew Beagley	Chief Anti	Chief Anti-	Director, CAM (since 2000);	N/A	N/A
CAM	Money	Money	Director of Compliance,
399 Park Avenue	Laundering	Laundering	North America, CAM (since
New York, NY 10022	Compliance	Compliance	2000)
Birth year: 1962	Officer	Officer
	and	since
	Chief	2002
	Compliance	and
	Officer	Chief
Compliance
Officer
since
2004

*	Each Director and officer serves until his or her respective successor has been duly elected and qualified.

**	Mr. Gerken is an “Interested Director” of the Company, as defined in the 1940 Act, because he is an officer of SBFM and certain of its affiliates.

       For the calendar year ended December 31, 2005, the Directors beneficially owned equity securities of the Fund within the dollar ranges presented in the table below:

Aggregate Dollar Range
	Dollar Range	of Equity Securities In
	of Equity	Registered Investment
	Securities in	Companies Overseen by
Name of Independent Director	the Fund	Director

Paul R. Ades	N/A	over $100,000
Dwight B. Crane	N/A	over $100,000
Frank G. Hubbard	N/A	$1 – $10,000
Jerome H. Miller.	N/A	$50,001 – $100,000
Ken Miller.	N/A	$10,001 – $50,000

Name of Interested Director

R. Jay Gerken	N/A	over $100,000

       As of December 31, 2005, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of the manager or distributors of the Fund or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager or distributors of the Fund.

       The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the Company, namely Messrs. Ades, Crane, Hubbard, K. Miller and J. Miller.

       In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. The

  18

  Audit Committee oversees the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors of the Company for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to SBFM and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met twice.

       The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Fund’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company’s Secretary. The Nominating Committee did not meet during the Fund’s most recent fiscal year.

       No officer, director or employee of Legg Mason or any parent or subsidiary receives any compensation from the Company for serving as an officer or Director of the Company. The funds served by the Independent Directors pay each Independent Director an aggregate fee apportioned among the funds based on fund asset size of $43,000 per annum plus $5,200 per one-day and $7,800 per two-day meeting attended, plus $500 per telephone meeting attended, and reimburse travel and out-of-pocket expenses. For the calendar year ended December 31, 2005, such expenses totaled $6,906.

       For the fiscal year ended September 30, 2005, the Directors were paid the compensation listed below for service as a Director of the Company and as trustee or director of other Smith Barney Mutual Funds.

			Total
	Aggregate	Total Pension or	Compensation
	Compensation	Retirement	from Fund	Number of
	from Company	Benefits	Complex Paid	Funds for
	for Fiscal	Accrued as Part	to Directors in	Which Director
	Year Ended	of Fund	Fiscal Year	Serves Within
Name of Independent Director	09/30/05	Expenses	Ended 9/30/05	Fund Complex

Paul R. Ades	$5,398	$0	87,000	15
Dwight B. Crane	$4,947	$0	251,975	46
Frank G. Hubbard	$5,543	$0	90,200	15
Jerome Miller	$4,917	$0	80,200	15
Ken Miller.	$4,906	$0	79,800	15
Interested Director
R. Jay Gerken(1)	$0	0	0	171

(1) Mr. Gerken is not compensated for his services as Director because of his affiliation with the manager.

       During the year in which they attain age 80, Directors are required to change to Emeritus status. Directors Emeritus are entitled to serve in Emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus received $77,625 from the Fund Complex for the fiscal year ended September 30, 2005.

       As of January 11, 2006, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of the Fund.

       As of January 11, 2006, to the knowledge of the Fund, the following shareholders or groups (as the term is used in Section 13(d) of the 1934 Act) beneficially owned 5% or more of the outstanding shares of the Fund of the following classes:

Class	Percent	Name	Address

A	89.2217%	PFPC Brokerage Services	FBO Primerica Financial Services
			211 South Gulph Road
			King of Prussia, PA 19406
B	78.9840%	PFPC Brokerage Services	FBO Primerica Financial Services
			211 South Gulph Road
			King of Prussia, PA 19406
1	99.9975%	PFPC Brokerage Services	FBO Primerica Financial Services
			211 South Gulph Road
			King of Prussia, PA 19406

  19

  Investment Manager—SBFM

       SBFM serves as investment manager to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”) with the Fund that was approved by the Board of Directors, including a majority of the Independent Directors, on August 1, 2005 and by the Fund’s shareholders on December 19, 2005. An interim investment management agreement became effective on December 1, 2005 as a result of the sale of substantially all of Citigroup Inc.’s (“Citigroup”) asset management business to Legg Mason. The manager is an indirect wholly-owned subsidiary of Legg Mason. Prior to December 1, 2005, the manager was an indirect wholly-owned subsidiary of Citigroup.

       Under the Investment Management Agreement, subject to the supervision and direction of the Company’s Board of Directors, the manager manages the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, makes investment decisions for the Fund and places orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence, and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.

       SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of September 30, 2005 of approximately $111.1 billion. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

       As compensation for investment management services, the Fund pays the manager a fee computed daily and paid monthly at the annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal years ended September 30, 2003, 2004 and 2005, the Fund incurred $2,158,351, $2,690,904, and $2,284,009, respectively, in investment management fees.

       The Investment Management Agreement has an initial term of two years and will continue in effect for year to year thereafter provided such continuance is specifically approved at least annually (a) by the Company’s Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Fund or the manager may terminate the Investment Management Agreement on 60 days’ written notice without penalty. The Investment Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

       The Fund bears expenses incurred in its operations including: taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, shareholders or employees of Legg Mason or the manager; SEC fees and state Blue Sky fees; charges of custodians; transfer and dividend disbursing agent’s fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and shareholder meetings; and meetings of the officers or Board of Directors of the Fund.

  Code of Ethics

       Pursuant to Rule 17j-1 of the 1940 Act, the manager and the distributors have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

  Copies of the codes of ethics of the manager and the distributors are on file with the SEC.

  Proxy Voting Guidelines and Procedures

       Although individual Directors may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

  20

       Attached as Appendix A is a summary of the guidelines and procedures that the manager uses to determine how to vote proxies relating to portfolio securities, including the procedures that the manager uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the manager or any affiliated person of the Fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives.

       Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at http://www.citigroupam.com and (3) on the SEC’s website at http://www.sec.gov.

  Counsel and Independent Registered Public Accounting Firm

       Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Fund.

       Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the Company’s Independent Directors.

       KPMG LLP, 345 Park Avenue, NewYork, NewYork 10154, serves as independent registered public accounting firm to audit and report on the Fund’s financial statements for the fiscal year ending September 30, 2006.

  Custodian and Transfer Agent

       State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, (“State Street” or the “Custodian”), serves as the custodian of the Company on behalf of the Fund. State Street, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund; and makes disbursements on behalf of the Fund. The Custodian neither determines the Fund’s investment policies, nor decides which securities the Fund will buy or sell. For its services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the Fund’s securities lending agent and receives a share of the income generated by such activities.

       PFPC Inc., (“PFPC” or the “transfer agent”) whose address is P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the transfer agent and shareholder services agent of the Fund. Prior to January 1, 2006, Citicorp Trust Bank, fsb (“CTB”) served as the Fund’s transfer agent. During the fiscal year ended September 30, 2005, the Fund paid CTB $312,750 in transfer agency fees.

  PURCHASE OF SHARES

  General

       Investors may purchase shares from a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C, Class Y, or Class 1 shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

       Investors in Class A, Class B and Class C shares may open an account in the Fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of Internal Revenue Code of 1986, as amended (the “Code”), the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes in the Fund is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment require-

  21

  ment for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGMI, unitholders who invest distributions from a Unit Investment Trust (“UIT”) sponsored by CGMI, and directors/trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder’s account by the transfer agent. Share certificates for the Fund will no longer be issued. If you currently hold share certificates of the Fund, such certificates will continue to be honored.

       Purchase orders received by the Fund or a Smith Barney Financial Advisor prior to the close of regular trading on the New York Stock Exchange (“NYSE”), on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund or the Fund’s agent prior to its close of business. For shares purchased through CGMI or a Service Agent purchasing through CGMI, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

       Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGMI or the transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder’s account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGMI or the transfer agent. The Systematic Investment Plan also authorizes CGMI to apply cash held in the shareholder’s Smith Barney brokerage account or redeem the shareholder’s shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Service Agent.

  Sales Charge Alternatives

       The Fund offers five classes (“Classes”) of shares: Class A, Class B, Class C, Class Y and Class 1. Class A shares are sold to investors with an initial sales charge and Class B shares are sold without an initial sales charge but with higher ongoing expenses and a contingent deferred sales charge (“deferred sales charge”) payable upon certain redemptions. Class C shares are sold without an initial sales charge, but with higher ongoing expenses and a deferred sales charge. Class Y shares are sold without an initial sales charge and are available only to investors investing a minimum of $15,000,000. Class 1 shares are sold to investors with an initial sales charge, but are only available to eligible Class 1 shareholders. These alternatives are designed to provide investors with the flexibility of selecting an investment best suited to his or her needs based on the amount of purchase, the length of time the investor expects to hold the shares and other circumstances.

       The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

       Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

	Sales Charge		Sales Charge		Dealers’ Reallowance
	as a % of		as a % of		as % of
Amount of Investment	Offering Price		Amount Invested		Offering Price

Less than $25,000	5.00%		5.26%		4.50%
$25,000–$49,999	4.25		4.44		3.83
$50,000–$99,999	3.75		3.90		3.38
$100,000–$249,999	3.25		3.36		2.93
$250,000–$499,999	2.75		2.83		1.48
$500,000–$999,999	2.00		2.04		1.80
$1,000,000 or more*	-0	-	-0	-	-0	-

*	A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the Fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the distribution and service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual distribution and ser- vice fee starting immediately after purchase. Please contact your Service Agent for more information.

       Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the

  22

  Fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

       Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

       Class C Shares. Class C shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

       Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan’s record-keeper; or 401(k) plans of Citigroup and its affiliates).

       Class 1 Shares. Class 1 shares are offered only through PFS Accounts, and only to eligible Class 1 purchasers, at the next determined net asset value plus a sales charge, as set forth below.

	As % of	As % of
	Offering	Net Amount
Amount of Investment	Price	Invested

Less than $10,000	8.50%	9.29%
$10,000 but less than $25,000	7.75%	8.40%
$25,000 but less than $50,000	6.00%	6.38%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $400,000	2.50%	2.56%
$400,000 but less than $600,000	2.00%	2.04%
$600,000 but less than $5,000,000	1.00%	1.01%
$5,000,000 or more	0.25%	0.25%

       Class 1 shares may be purchased at net asset value by the Primerica Plan for eligible Class 1 purchasers participating in the Primerica Plan, subject to the provisions of ERISA. Shares so purchased are purchased for investment purposes and may not be resold except by redemption or repurchase by or on behalf of the Primerica Plan. Shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales related expenses. The Company may terminate, or amend the terms of, offering shares of the Company at net asset value to such persons at any time.

  Sales Charge Waivers and Reductions

       Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) board members and employees of Citigroup and its subsidiaries and any CAM-affiliated funds including the Smith Barney Mutual Funds (including retired board members and employees); the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of NASD Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Advisor (for a period up to 90 days from the commencement of the Financial Advisor’s employment with CGMI), on the condition that the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Advisor’s prior employer, (ii) was sold to the client by the Financial Advisor and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries, or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by CGMI; (i) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGMI; (j) “k” choice purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with CitiStreet Retirement Programs; (k) purchases by separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) purchases by Intergraph Corporate Stock Bonus Plan participants reinvesting distribution pro-

  23

  ceeds from the sale of the Smith Barney Appreciation Fund; and (m) purchases by executive deferred compensation plans participating in the CGMI ExecChoice program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

       Class A load-waived shares will be available to retirement plans where such plan’s record keeper offers only load-waived shares and where the shares are held on the books of the Fund through an omnibus account.

       The Fund has imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase the Fund’s Class A shares load-waived. Each share class has varying service and distribution related fees as described elsewhere in this SAI.

       Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for plans that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would otherwise have been charged. The Fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

       Accumulation Privilege—lets you combine the current value of Class A shares of the Fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

    you; or

    your spouse and children under the age of 21; and

       that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

       Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined.

       However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

       If your current purchase order will be placed through a Smith Barney Financial Advisor, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

       Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

       Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of six Asset Level Goal amounts, as follows:

(1) $	25,000	(4) $	250,000
(2) $	50,000	(5) $	500,000
(3) $	100,000	(6) $	1,000,000

       Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Smith Barney and SB funds.

       When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined,

  24

  of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

       Eligible Fund Purchases. Generally, any shares of a Smith Barney fund or Smith Barney shares of an SB fund that are subject to a sales charge may be credited towards your Asset Level Goal. Shares of Smith Barney money market funds (except for money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge) and Smith Barney S&P 500 Index Fund are not eligible. However, the following funds and share classes are also eligible, although not offered with a sales charge:

  Shares of Smith Barney Exchange Reserve Fund

       Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares)

  Class C shares of Smith Barney Inflation Management Fund

        Class C shares of Smith Barney Intermediate Maturity California Municipals Fund

       Class C shares of Smith Barney Intermediate Maturity New York Municipals Fund

  Class C shares of Smith Barney Limited Term Portfolio

       Class C shares of Smith Barney Money Funds, Inc.—Cash and Government Portfolios

       Class C shares of Smith Barney Short Duration Municipal Income Fund

        Class C shares of Smith Barney Short-Term Investment Grade Bond Fund

       This list may change from time to time. Investors should check with their financial professional to see which funds may be eligible.

       Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. If any of the assets to be credited towards your Goal are held in an account other than in your name, you may be required to provide documentation with respect to these accounts. If you are purchasing through a Smith Barney Financial Advisor, or directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include these assets. If you are purchasing through a financial professional other than a Smith Barney Financial Advisor, you should check with that financial professional to see which accounts may be combined.

       Eligible Prior Purchases: You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

       Backdating Letter. You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

       Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must however contact your financial professional, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

       Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

  25

       Cancellation of Letter. You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

       Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

       Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Financial Advisor, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

       Letter of Intent—Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund’s Class A shares, which may include a deferred sales charge of 1.00% . Please contact a Smith Barney Financial Advisor or the transfer agent for further information.

Class A (net asset value of $24.02 plus 5.26% of net asset value per share	$25.28

Class A (net asset value of $10.74 plus 5.26% of net asset value per share	$11.31

  Deferred Sales Charge Provisions

       “Deferred Sales Charge Shares” are (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

       Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

       Class C shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders:

Year Since Purchase Payment Was Made	Deferred Sales Charge
First	5.00%
Second	4.00
Third.	3.00
Fourth	2.00
Fifth	1.00
Sixth and thereafter	0.00

       Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the

  26

  total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

       In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be retained by LMIS except with respect to Class B shares sold by a PFS Registered Representative, for which the deferred sales charge will be retained by PFS.

       To provide an example, assume an investor purchased 100 Class B shares of the Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

  Waivers of Deferred Sales Charge

       The deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder’s shares at the time the withdrawal plan commences (see “Automatic Cash Withdrawal Plan”) (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder’s shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 70 1 / 2 . In addition, shareholders who purchased shares subject to a deferred sales charge prior to May 13, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1 / 2 by demonstrating such eligibility at the time of redemption; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

       Deferred sales charge waivers will be granted subject to confirmation (by CGMI in the case of shareholders who are also Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder’s status or holdings, as the case may be.

  Smith Barney Funds Retirement Program

       The Fund offers Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan’s recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan’s investments in any of the Smith Barney Mutual Funds.

       There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

       The class of shares you may purchase depends on the amount of your initial investment:

       Class A Shares. Class A shares may be purchased by plans investing at least $3 million.

       Class C Shares. Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than eight years after the plan joined the program. They are eligible for exchange in the following circumstances:

       If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan’s total Class C holdings in all non-money market Smith Barney mutual funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date

  27

  and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

       Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

       For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

  PFS ACCOUNTS

       Initial purchase of shares of the Fund must be made through a PFS Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services, P.O. Box 9662, Providence, Rhode Island 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments must be sent directly to Primerica Shareholder Services. In processing applications and investments, Primerica Shareholder Services acts as agent for the investor and for the PFS in its role as co-distributor, in accordance with the terms of the Prospectus.

       Shares purchased will be held in the shareholder’s account by PFPC. A shareholder that has insufficient funds to complete any purchase will be charged a fee of up to $30 per returned purchase by PFPC.

       Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts). Subsequent investments of at least $50 may be made for each Class. For the Fund’s Systematic Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGMI, directors or trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or Primerica Shareholder Services prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day.

       Initial purchases of Fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Registered Representative must contact Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

       Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. The minimum telephone subsequent investment is $50 and can be up to a maximum of $50,000. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services and PFPC to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s regular subsequent investment procedure described above.

       An Account Transcript is available at a shareholder’s request, which identifies every financial transaction in an account since it has opened. Additional copies of tax forms are available at the shareholder’s request.

       Additional information regarding Primerica Shareholder Services may be obtained by contacting the Customer Services Department at (800) 544-5445.

  REDEMPTION OF SHARES

       Detailed information on how to redeem shares of the Fund is included in the Prospectus. The right of redemption of shares of the Fund may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for

  28

  customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the Fund’s shareholders.

  Distributions in Kind

       If the Board of Directors of the Company determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund’s net assets by a distribution in kind of portfolio securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the Fund’s Prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

  PFS Accounts

       Shareholders may redeem for cash some or all of their shares of the Fund at any time by sending a written request in proper form directly to PFPC, c/o Primerica Shareholder Services, at P.O. Box 9662, Providence, RI 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

       The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder’s redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

       Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a Section 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time to obtain the proper forms.

       A shareholder may utilize Primerica Shareholder Services Telephone Redemption service to redeem his or her account as long as he or she has authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his or her account, he or she should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. Section 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s regular redemption procedure described above.

       Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). PFPC will process and mail a shareholder’s redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder’s account or by one-day air express for a $15 fee that will be deducted from the shareholder’s account. The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each service agent.

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  Automatic Cash Withdrawal Plan

       An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a shareholder’s shares at the time the Withdrawal Plan commences. To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments will reduce the shareholder’s investment and ultimately may exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund.

       Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund. Withdrawal Plans should be set up with your Service Agent. Applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal. For additional information, shareholders should contact their Service Agent or the transfer agent.

  DISTRIBUTORS

       Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202; CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013; and PFS, located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001, serve as the Fund’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”), which were approved by the Fund’s Board of Directors and by a majority of the Independent Directors, casting votes in person at a meeting called for such purpose, on November 21, 2005. The distribution agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI and PFS Distributors, Inc. (“PFS Distributors”), the predecessor in interest to PFS, served as the Fund’s distributors.

       LMIS, CGMI and PFS may be deemed to be underwriters for purposes of the 1933 Act. From time to time, LMIS, CGMI or PFS or their affiliates may also pay for certain non-cash sales incentives provided to PFS Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described below, PFS may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to PFS Registered Representatives that sell shares of the Fund.

       The aggregate dollar amount of commissions and deferred sales charges on Class A, Class B, Class C and Class 1 shares received by CGMI and PFS during the fiscal years ended September 30, 2003, 2004 and 2005 were as follows:

Initial Sales Charges

Class A Shares (paid to CGMI)

For the fiscal year ended September 30:

2005	$14,409
2004	$56,688
2003	$88,590

Class A Shares (paid to PFS)

2005	$445,231
2004	$544,312
2003	$491,410

Class C Shares (paid to CGMI)

For the fiscal year ended September 30:

2005	$0
2004	$18,000
2003	$18,000

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Class 1 Shares (paid to CGMI)

For the fiscal years ended September 30:

2005	$53
2004	$169
2003	$4,787

Class 1 Shares (paid to PFS)

For the fiscal years ended September 30:

2005	$16,295
2004	$22,831
2003	$21,213

Deferred Sales Charges

Class A Shares (paid to CGMI)

For the fiscal year ended September 30:

2005	$111
2004	$1,000
2003	$0

Class B Shares (paid to CGMI)

For the fiscal year ended September 30:

2005	$41,943
2004	$51,537
2003	$72,168

Class B Shares (paid to PFS)

For the fiscal year ended September 30:

2005	$165,778
2004	$181,463
2003	$187,832

Class C Shares (paid to CGMI)

For the fiscal year ended September 30:

2005	$687
2004	$1,000
2003	$0

       When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor’s brokerage account and the distributors may benefit from the temporary use of the funds. The Company’s Board of Directors has been advised of the benefits to the distributors resulting from these settlement procedures and took such benefits into consideration when approving the Investment Management and Distribution Agreements.

  Distribution Arrangements

       The Fund has adopted an amended shareholder services and distribution plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class B and Class C shares. The only Classes of shares offered for sale through PFS are Class A, Class B and Class 1 shares. Under the Distribution Plan, the Fund pays service and distribution fees to each of LMIS, CGMI and PFS for the services they provide and expenses they bear with respect to the distribution of Class A, Class B and Class C shares and for providing services to Class A, Class B and Class C shareholders. The co-distributors will provide the Fund’s Board with periodic reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made. The Fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.25% of the value of the Fund’s average daily net assets attributable to the Fund’s Class A, Class B and Class C shares. In addition, the Fund pays distribution fees with respect to the Class B and Class C shares at the annual rate of 0.75% of the Fund’s average daily net assets.

       Prior to December 1, 2005, the Fund paid service and distribution fees directly to CGMI and PFS Distributors under separate Distribution Plans with respect to shares sold through CGMI and PFS Distributors.

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       The following service and distribution fees were incurred by the Fund pursuant to the Distribution Plans in effect during the periods indicated:

	Fiscal Year	Fiscal Year	Fiscal Year
	Ended 9/30/03	Ended 9/30/04	Ended 9/30/05

Class A	$278,637	$364,770	$347,249
Class B	$888,356	$1,035,329	$979,660
Class C	$188,223	$230,429	$178,147

       PFS will pay for the printing of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will pay for supplementary sales literature and other promotional costs. Such expenses incurred by PFS are distribution expenses within the meaning of the Plan and may be paid from amounts received by PFS from the Fund under the Plan.

       For the fiscal year ended September 30, 2005, CGMI and PFS incurred distribution expenses totaling $1,141,278, consisting of:

Financial
Advisor	Branch	Advertising	Printing
Compensation	Expenses	Expense	Expense

$872,843	$209,647	$52,552	$6,236

       Under its terms, the Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors who have no indirect financial interest in the operation of the Distribution Plan. The Distribution Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Distribution Plans also must be approved by the Directors and Independent Directors in the manner described above. The Distribution Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act).

  VALUATION OF SHARES

       The net asset value per share of the Fund’s Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ.

       The Board of Directors has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s net asset value. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Fund to the manager.

       The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the Fund invests in securities of small capitalization companies—some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable—the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The Fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated.

       Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could

  32

  obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

  EXCHANGE PRIVILEGE

       Except as noted below and in the Prospectus, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder’s state of residence, on the basis of relative net asset value per share at the time of exchange as follows:

A. Class A and Class Y shares of the Fund may be exchanged without a sales charge for the respective shares of any of the Smith Barney Mutual Funds.

       B. Class B shares of any fund may be exchanged without a sales charge. Class B shares of the Fund exchanged for Class B shares of another Smith Barney Mutual Fund will be subject to the higher applicable deferred sales charge of the two funds and, for purposes of calculating deferred sales charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

       C. Class C shares of any fund may be exchanged without a sales charge. For purposes of deferred sales charge applicability, Class C shares of the Fund exchanged for Class C shares of another Smith Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

       The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

       Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the Fund being acquired. The distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

       Additional Information Regarding Exchanges. The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund’s management in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor’s account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund’s policy on excessive trading applies to investors who invest in the Fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

       During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

  TAXES

       The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

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  The Fund and Its Investments

       The Fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

       Fund investment in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

       As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that the Fund satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

       The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

       If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

       The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records

  34

  when it acquires any foreign currency forward contract option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

       The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

       The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

       Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

       Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

       Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

       If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

       Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

       The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

  35

  Taxation of U.S. Shareholders

       Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

       The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

       Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

       Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

       We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

       If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

  36

       Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

       Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

       Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

       Backup Withholding. The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

  Notices; Other Taxes

       Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

       Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

       If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

  37

  Taxation of Non-U.S. Shareholders

       Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

       In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

       For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s“qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

       Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from “U.S. real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in “U.S. real property holding corporations.” The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by real estate investment trust or (for taxable years beginning before January 1, 2008) a regulated investment company, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

       However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the real estate investment trust or regulated investment company is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a real estate investment trust which is regularly traded on an established US securities market and the real estate investment trust shareholder owned less than 5% of such class of stock at all times during the 1-year period ending on the date of distribution. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

       A non U.S. shareholder will need to provide appropriate documentation, including a valid U.S. Form W-8BEN or other appropriate form, to avoid imposition of backup withholding.

       The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

  ADDITIONAL INFORMATION

       The Company was organized as a Maryland corporation pursuant to Articles of Incorporation dated September 29, 1981, as amended from time to time. The Company was incorporated under the name Hutton Investment Series, Inc. The Company’s corporate name was changed on December 29, 1988, July 30, 1993 and October 28, 1994 to SLH Investment Portfolios Inc., Smith Barney Shearson Investment Funds Inc., and Smith Barney Investment Funds Inc., respectively. The Fund offers shares of common

  38

  stock currently classified into five Classes, A, B, C, Y and 1, with a par value of $.001 per share. Each Class represents an identical interest in the Fund’s investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

       The Company does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Company’s outstanding shares and the Company will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholders vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional share vote for any fractional share held of that Class. Generally, shares of the Company will be voted on a Company-wide basis on all matters except matters affecting only the interests of one fund or one Class of shares.

       Annual and Semi-Annual Reports. The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund’s printing and mailing costs, the Fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

       Licensing Agreement. Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management.” Legg Mason and its affiliates, as well as the fund’s investment adviser, are not affiliated with Citigroup.

       All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

  Legal Matters

       Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its affiliates, including the manager and Salomon Brothers Asset Management Inc (“SBAM”) (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

       On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, SBFM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

       Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

       As of the date of this SAI, SBFM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

       The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

  39

       Recent Developments. On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Funds”).

       The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the manager and other advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the material provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

       The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

       The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent. SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

       At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

       On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

  *   *   *

       Beginning in August 2005, five punative class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (together, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds (the “Funds”), rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’fees and litigation expenses.

       On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related actions was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

       As of the date of this SAI, CAM believes that resolution of the pending lawsuits will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

  *   *   *

       The Fund has received information concerning SBFM and SBAM as follows:

       On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry-wide inspection by the SEC and is based upon alleged defi-

  40

  ciencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

       SBFM and SBAM are cooperating with the SEC. Although there can be no assurance, SBFM believes that these matters are not likely to have a material adverse effect on the Fund or its ability to perform its respective investment management services relating to the Fund.

  FINANCIAL STATEMENTS

       The Fund’s Annual Report for the fiscal year ended September 30, 2005 is incorporated herein by reference in its entirety (filed on December 8, 2005; accession number 0000930413-05-008160).

  OTHER INFORMATION

       We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

       That’s why we offer three “styles” of fund management that can be tailored to suit each investor’s unique financial goals.

       Classic Series—our portfolio manager driven funds

       Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund’s investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

       Research Series—driven by exhaustive fundamental securities analysis

       Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

       Style Pure Series—our solution to funds that stray

       Our Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary market conditions, Style Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

  41

  APPENDIX A

  PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

  Concerning Citigroup Asset Management1 (CAM)
  Proxy Voting Policies and Procedures

       The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

       CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

       In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’(ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

       In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent

1
  Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory enti- ties, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC, are not affiliated with Citigroup.

  A-1

  business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

       CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

       If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

  A-2

  SMITH BARNEY SMALL CAP GROWTH FUND

Statement of Additional Information

  January 30, 2006

  SMITH BARNEY
  SMALL CAP GROWTH FUND
  125 Broad Street
  New York, New York 10004

  [Graphic Appears Here]

  January 30, 2006

  SMITH BARNEY REAL RETURN STRATEGY FUND
  125 Broad Street
  New York, New York 10004
  1-800-451-2010

  STATEMENT OF ADDITIONAL INFORMATION

       The Smith Barney Real Return Strategy Fund (the “Fund”) seeks capital appreciation and income as its investment objectives. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies related to the energy, metals and mining and real estate industries and in inflation protected securities, and derivatives related to these securities. There can be no assurance that the Fund will achieve its investment objectives.

       This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the current Prospectus of the Fund, dated January 30, 2006, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus. It is intended to provide more detailed information about the Fund as well as matters already discussed in the Prospectus. The Prospectus may be obtained free of charge by contacting a Smith Barney Financial Advisor, a broker/dealer, financial intermediary or a financial institution (each called a “Service Agent”), or by writing or calling the Fund at the address or telephone number above. The Fund is a separate investment series of Smith Barney Investment Funds Inc. (the “Company”).

  TABLE OF CONTENTS

Investment Objectives and Management Policies	2

Risk Factors	17

Portfolio Manager Disclosure	21

Investment Restrictions	24

Directors and Executive Officers of the Company	25

Purchase of Shares	33

Redemption of Shares	39

Exchange Privilege	41

Valuation of Shares	42

Dividends and Distributions	42

Taxes	43

Additional Information	47

Financial Statements	50

Other Information	50

Appendix A — Proxy Voting Guidelines Procedures Summary	A-1

Appendix B — Description of Ratings	B-1

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  INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

       The prospectus describes the Fund’s investment objectives and policies. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies the Fund may utilize and certain risks associated with these investments, policies and strategies. Smith Barney Fund Management LLC (“SBFM” or the “manager”) serves as investment manager to the Fund, allocates the Fund’s assets among the four segments, manages the Fund’s Inflation Protected Securities segment and supervises the sub-advisers that manage the Fund’s Energy Securities, Metals and Mining Securities and Real Estate Securities segments.

       The Fund is an open-end, non-diversified, management investment company whose investment objectives are capital appreciation and income. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies related to the energy, metals and mining and real estate industries and in inflation protected securities, and derivatives related to these securities. The Fund has adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change in its 80% investment policy. The Fund will focus its investments on industry sectors and asset classes that generally have outperformed the broader domestic equity markets during periods of higher inflation.

       The Fund allocates its assets as follows:

	Target	Ranges

Energy Securities	30%	25	–35%
Real Estate Securities	25%	20	–30%
Inflation Protected Securities	25%	20	–30%
Metals and Mining Securities	20%	15	–25%

       The manager periodically adjusts the allocation of the Fund’s assets among the four segments within the targeted ranges depending upon the manager’s performance outlook for the markets and the particular sectors of such markets. The manager considers a broad range of market and economic trends and quantitative factors. The performance of the Fund’s segments also influences their weightings in the Fund. The manager will rebalance the allocation of assets among the segments to the extent that the percentage of the Fund’s assets in any one segment diverges by at least 5% from the target allocation. As a result, when securities in one segment have outperformed the securities in the other segments, the manager will rebalance the Fund to increase the assets allocated to the segments that underperformed, and decrease the assets allocated to the segment that outperformed, the other segments. The Fund’s Board of Directors may change the allocation targets and ranges if it believes a change is in the best interest of the Fund and its shareholders.

       Under unusual economic or market conditions as determined by the manager, for defensive purposes the Fund may depart from its principal investment strategies and temporarily invest all or any portion of its assets in all types of money market and short-term debt securities (including U.S. money market securities) or cash. To the extent the Fund’s assets are invested for temporary defensive purposes, they will not be invested in a manner designed to achieve the Fund’s investment objectives.

  Investment Practices

       Equity Securities

       Common Stock. The Fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

       Preferred Stocks and Convertible Securities. The Fund may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stock entitle the holder to acquire the issuer’s stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

       Warrants. The Fund may purchase warrants. Warrants acquired by the Fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. The Fund’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

       REITs. The Fund may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the “Code”).

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       Illiquid and Restricted Securities. The Fund may invest up to 15% of its net assets in securities (excluding those subject to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”)), with contractual or other restrictions on resale and other instruments that are not readily marketable. Some restricted securities can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. The Board of Directors may determine, based upon a continuing review of the trading markets for a specific restricted security, that such restricted securities are liquid and therefore not subject to the Fund’s restriction on illiquid investments. The Board of Directors has adopted guidelines and delegated to the manager the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Rule 144A restricted securities will develop, the Board will carefully monitor the Fund’s investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Investments in restricted securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

       American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”). The Fund may purchase ADRs, EDRs and GDRs or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unspon-sored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unspon-sored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

       Index-Related Securities. The Fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index (“Equity Equivalents”). Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

       Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the Fund’s assets across a broad range of equity securities.

       To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if the Fund invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the Fund’s investments in such investment companies are subject to limitations under the Investment Company Act of 1940, as amended (“1940 Act”) and market availability.

       The prices of Equity Equivalents are derived from and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the Fund’s shares.

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  Fixed Income Securities

       Inflation Protected Securities. Inflation protected securities (IPS) are fixed income securities whose principal value or coupon (stated interest rate) is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or coupon of IPS will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) but not for other IPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

       The value of inflation protected securities is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected securities. There can be no assurance, however, that the value of inflation protected securities will be directly correlated to changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

       The Fund may also invest in inflation protected securities with other structures or characteristics as such securities become available in the market. It is currently expected that other types of inflation protected securities would have characteristics similar to those described above.

       U.S. TIPS. U.S. TIPS are inflation protected securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers (“CPI”), calculated with a three-month lag). U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond, this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. The CPI calculated by the U.S. Department of Treasury for the first day of each calendar month is the CPI for the third preceding calendar month. For example, the CPI used for April 1 in any year is the CPI for January of that year, which is reported in February. The factor used to calculate the principal amount of a U.S. TIPS each day is determined by a linear interpolation between the CPI for the first day of the month and the CPI on the first day of the next month.

       The U.S. Treasury currently issues U.S. TIPS in five-, ten- and twenty-year maturities. U.S. TIPS have previously been issued with maturities of five, ten and thirty years. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed and will fluctuate. If the Fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds U.S. TIPS, the Fund may earn less on the security than on a conventional bond.

       Interest Only Securities. Interest only securities (“IOs”) are a form of stripped mortgage security. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

       Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal (the “PO” or principal only class)). The yield to maturity on IOs and POs that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

       Structured Notes and Related Instruments. The Fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled

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  in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

       Corporate Debt Obligations. The Fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

       U.S. Government Securities. The U.S. Government securities in which the Fund may invest include bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported only by the credit of the instrumentality.

       Mortgage-Backed and Asset-Backed Securities. The Fund may invest in mortgage-backed and asset-backed securities. Mortgage-related securities may be issued by private companies or by agencies of the U.S. Government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain debt instruments may pay principal only at maturity or may represent the right to receive payments of principal or payments of interest on underlying pools of mortgages, assets or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. PO and IO instruments are subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

       Sovereign Debt Obligations. The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

       Loans and Other Direct Debt Instruments. The Fund may purchase interests in amounts owed by a corporate, governmental, or other borrower to another party. These interests may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.

       Floating and Variable Rate Income Securities. The Fund may invest in floating and variable rate income securities. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London Inter-Bank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in

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  the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. Such securities include variable rate master demand notes (see “Commercial Paper” below).

       Zero Coupon, Discount and Payment-in-kind Securities. The Fund may invest in “zero coupon” and other deep discount securities of governmental or private issuers. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment in kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

       Premium Securities. The Fund may invest in income securities bearing coupon rates higher than prevailing market rates. Such “premium” securities are typically purchased at prices greater than the principal amounts payable on maturity. The purchase of such securities provides the Fund a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. If securities purchased by the Fund at a premium are called or sold prior to maturity, the Fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will recognize a capital loss if it holds such securities to maturity.

       Yankee Bonds. The Fund may invest in U.S. dollar denominated bonds sold in the United States by non-U.S. issuers (“Yankee bonds”). As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate but are less actively traded.

       Loan Participations and Assignments. The Fund may invest in loan participations (“Participations”). By purchasing a Participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the Fund’s having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set off between the lender and the borrower. The Fund will acquire Participations only if the lender interpositioned between the Fund and the borrower is determined by the manager to be creditworthy.

       The Fund also may invest in assignments of portions of loans from third parties (“Assignments”). When it purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender. The Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited, and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the cred-itworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to those securities or purposes of valuing the Fund’s portfolio and calculating its net asset value.

       Short-Term Investments. In certain circumstances the Fund may invest, without limitation, in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. To the extent the Fund is investing in short-term investments as a temporary defensive posture, the Fund’s investment objectives may not be achieved.

       Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the Fund, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. The Fund, therefore, may not invest in a master demand note if as a result more than 15% of the value of the Fund’s net assets would be invested in such notes and other illiquid securities.

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       Commercial Bank Obligations. Obligations of foreign branches of U.S. banks and of foreign banks in which the Fund may invest may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in foreign securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of U.S. $1 billion (or the equivalent thereof), this U.S. $1 billion figure is not a fundamental investment policy or restriction of the Fund. For calculation purposes with respect to the U.S. $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and foreign branches.

  Derivative Contracts

       Options, Futures and Currencies. The Fund may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the Fund, and for non-hedging purposes. These techniques are described in detail below.

       Writing Covered Call Options. The Fund may write (sell) covered call options. Covered call options will generally be written on securities and currencies which are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund. A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. The writing of covered call options is less risky than writing uncovered or “naked” options, which the Fund will not do.

       Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objectives. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option’s expiration. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account with the Fund’s custodian.

       The premium the Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the implied price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, the manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value, which will be calculated as described in “Valuation of Shares.” The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

       Closing transactions will be effected in order to realize a profit or to limit losses on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

       The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

       Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the

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  time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

       The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

       Purchasing Put Options. The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

       The Fund may purchase a put option on an underlying security or currency (a “protective put”) owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security’s market price or currency’s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security or currency is eventually sold.

       The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

       The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund’s statement of assets and liabilities. This asset will be adjusted daily to the option’s current market value, as calculated by the Fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

       Purchasing Call Options. The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

       The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund’s current return.

       Stock Index Options. The Fund may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging its portfolio holdings. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or a narrower market index such as the Standard & Poor’s 100. Indexes may also be based on an industry or market segment such as the Amex Oil Index or the Amex Computer Technology Index.

       Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options currently are quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or

  8

  is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the options expire unexercised.

       The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. The value of an index option depends upon movements in the level of the index rather than the price of a particular stock. Whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the manager’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

       The Fund will engage in stock index options transactions only when determined by the manager to be consistent with the Fund’s efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When the Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian in an amount equal to the market value of the option and will maintain the account while the option is open.

       Stock Index, Interest Rate and Currency Futures Contracts. The Fund may enter into stock index, interest rate or currency futures contracts as a hedge against changes in the value of its portfolio securities due to anticipated changes in interest rates, currency exchange rates and/or market conditions in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the Fund, as a substitute for buying or selling currencies or securities, as a cash flow management technique or for non-hedging purposes to enhance the fund’s return. The Fund’s hedging may include holding futures as an offset against anticipated changes in interest or currency exchange rates. The Fund may also enter into futures contracts based on financial indices including any index of debt securities or equity securities.

       A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract (“current contract value”) and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times that the futures contract is outstanding.

       Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund’s exposure to interest rate, currency exchange rate and market value fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost through using futures contracts.

       Although futures contracts typically require future delivery of and payment for financial instruments or currencies, futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date.

       As an example of an offsetting transaction, the contractual obligations arising from the sale of one futures contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the futures contract is required (i.e., on a specific date in September, the “delivery month”) by the purchase of another futures contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

       Persons who trade in futures contracts may be broadly classified as “hedgers” and “speculators.” Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired

  9

  by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates, currency exchange rates or market conditions.

       The Fund may enter into futures transactions for traditional hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase, as a substitute for buying or selling securities or currencies or as a cash flow management technique. The Fund may also enter into futures transactions for non-hedging purposes to increase return.

       “Margin” with respect to futures contracts is the amount of funds that must be deposited by the Fund with a broker in order to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit made when the futures contract is entered into (“initial margin”) is intended to assure the Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margin, which may be 5% or less of the value of the futures contract being traded.

       If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit (“variation margin”). If, however, the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the Fund. In computing daily net asset values, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

       The Fund is not a commodity pool. The Fund is operated by persons who have claimed an exemption from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, who are not subject to a registration and regulation under the Commodity Exchange Act. As a result, the Fund is not restricted in its ability to enter into futures contracts and options thereon under regulations of the Commodity Futures Trading Commission (“CFTC”). The staff of the Securities and Exchange Commission (the “SEC”) takes the position that the Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the Fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

       Options on Futures Contracts. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

       As an alternative to purchasing call and put options on futures, the Fund may purchase call and put options on the underlying securities or currencies themselves (see “Purchasing Put Options” and “Purchasing Call Options” above). Such options would be used in a manner identical to the use of options on futures contracts.

       The Fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on futures contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

       Forward Currency Contracts, Options on Currency and Currency Swaps. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular foreign currency forward, for example, when it holds securities denominated in that currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might sell the U.S. dollar forward when it holds securities denominated in U.S. dollars but antic-

  10

  ipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Fund might purchase a currency forward to “lock in” the price of securities denominated in that currency which it anticipates purchasing.

       The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund’s ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund’s assets that are the subject of such cross-hedges are denominated.

       Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. The Fund, however, may enter into forward contracts with deposit requirements or commissions.

       A put option gives the Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Fund anticipates purchasing securities.

       The Fund’s ability to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

       A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter (“OTC”) markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options which it has purchased in order to realize any profit. The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Fund may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

       The Fund may also enter into currency swaps. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers.

       Interest Rate Swaps, Caps and Floors. Among the hedging transactions into which the Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

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       The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the manager and the Fund believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to the Fund’s borrowing restrictions. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

       Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund’s performance. Swap agreements are subject to risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the manager determines it is consistent with the Fund’s investment objectives and policies.

       The Fund may enter into credit default swap contracts. The Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counter-party to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.

       New options and futures contracts and various combinations thereof continue to be developed and the Fund may invest in any such options and contracts as may be developed to the extent consistent with its investment objectives and regulatory requirements applicable to investment companies.

       Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). The Fund enters into repurchase agreements only upon receipt of fully adequate collateral and only with commercial banks (whether U.S. or foreign) and registered broker-dealers. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized primarily by the securities subject to repurchase. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities. Pursuant to policies established by the Board of Directors, the manager monitors the creditworthiness of all issuers with which the Fund enters into repurchase agreements.

       For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds advised or sub-advised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for a fund than would be available to a fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

       Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of Fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, are considered to be borrowings by the Fund and are subject to the borrowing limitations set forth under “Investment Restrictions.” Since the proceeds of reverse repurchase agreements are invested, this would introduce the

  12

  speculative factor known as “leverage.” The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The Fund’s custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments.

       Forward Roll Transactions. In order to enhance current income, the Fund may enter into forward roll transactions with respect to mortgage-related securities issued by the Government National Mortgage Association, FNMA and FHLMC. In a forward roll transaction, the Fund sells a mortgage security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price of those securities. At the time the Fund enters into forward roll transactions, it will place in a segregated account with the Fund’s custodian cash or other liquid securities having a value equal to or greater than the Fund’s purchase commitments and marked to market daily pursuant to guidelines established by the Board of Directors. The Fund will subsequently monitor the account to insure that such equivalent value is maintained.

       Borrowing. The Fund may borrow up to 33 1 / 3 % of the value of its total assets from banks for temporary or emergency purposes, such as to meet the Fund’s redemptions.

       Securities Lending. Consistent with applicable regulatory requirements and for cash management purposes, the Fund may lend securities from its portfolio to brokers, dealers and other financial organizations. The Fund may not lend portfolio securities to the manager or its affiliates unless they have applied for and received specific authority from the SEC. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

       In lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (a) the Fund must receive at least 102% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager, the consideration to be earned from such loans would justify the risk. From time to time, the Fund may return to the borrower and/or a third party, which is unaffiliated with the Fund, Legg Mason, Inc. (“Legg Mason”), of which SBFM is a wholly-owned subsidiary, or Citigroup Global Markets Inc. (“CGMI”), one of the Fund’s co-distributors, and which is acting as a “finder,” a part of the interest earned from the investment of collateral received for securities loaned.

       Generally, the borrower will be required to make payments to the Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes”).

       When-Issued and Delayed Delivery Securities. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and

  13

  delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund’s custodian will maintain, in a segregated account of the Fund, cash, debt securities of any grade or equity securities, having a value equal to or greater than the Fund’s purchase commitments, provided such securities have been determined by the manager to be liquid and unencumbered, and are market to market daily, pursuant to guidelines established by the Directors. The Custodian will likewise segregate securities sold on a delayed basis. The payment obligations and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

       Short Sales. The Fund may sell securities “short against the box.” While a short sale is the sale of a security the Fund does not own, it is “against the box” if at all times when the short position is open, the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

       Equity Swaps. The Fund may enter into equity swap agreements. Under a typical equity swap agreement, a counterparty such as a bank or broker-dealer agrees to pay the Fund a return equal to the dividend payments and increase in value, if any, of an index or group of stocks, and the Fund agrees in return to pay a fixed or floating rate of interest, plus any declines in value of the index. Swap agreements can also have features providing for maximum or minimum exposure to a designated index. In order to track the return of its designated index effectively, the Fund would generally have to own other assets returning approximately the same amount as the interest rate payable by the Fund under the swap agreement. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. The “notional amount” of the swap transaction is only a fictitious basis on which to calculate the obligations that the parties to a swap transaction have agreed to exchange.

       Credit Quality. The Fund’s Inflation Protected Securities segment usually will attempt to maintain an average credit quality rated between A2 and Aaa by Moody’s Investors Service, Inc. (“Moody’s”) or between A and AAA by the Standard & Poor’s Ratings Group (“S&P”). The manager determines this segment’s average credit quality by calculating on a daily basis the weighted average of the credit ratings of the segment’s investments. Securities are rated by different agencies and if a security receives different ratings from these agencies, the Fund will treat the securities as being rated in the higher rating category. Credit rating criteria are applied at the time the Fund purchases a fixed income security. The Fund may not be able to maintain the average credit quality for the segment.

       The Fund has no policy with respect to minimum acceptable credit ratings for its fixed income investments other than the average credit quality policy of the Inflation Protected Securities segment. The Fund may invest in securities rated below investment grade and as low as the lowest rating category assigned by S&P or Moody’s or, if unrated, determined by the manager to be of comparable quality. Such securities are commonly known as “junk bonds” and are considered to be speculative. See Appendix B for a description of Moody’s and S&P’s ratings.

       Duration Management. The average portfolio duration of the Fund’s Inflation Protected Securities segment will normally be within one to eight years, based on the manager’s forecast for interest rates. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates.

       Disclosure of Portfolio Holdings. The Fund has adopted policies and procedures developed by Citigroup Asset Management (“CAM”), the business unit that includes the manager, with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about the Fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the Fund’s portfolio holdings is in the best interests of the Fund’s shareholders, and that any conflicts of interest between the interests of the Fund’s shareholders and those of SBFM, the Fund’s distributors or their affiliates be addressed in a manner that places the interests of Fund shareholders first. The policy provides that information regarding the Fund’s portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate Fund business purposes and in accordance with the policy.

       CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by the Fund that has not been fully reflected by the market.

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       Under the policy, the Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the Fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

       The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

       1. The Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

       2. The Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

       3. The list of securities (that may include Fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

       4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

       5. The Fund’s sector weightings, performance attribution (e.g., analysis of the fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

       6. The Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Directors who are not “interested persons” of the Fund or the manager as defined in the 1940 Act (“Independent Directors”), and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

       Under the policy, if information about the Fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the Fund, CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed at least annually by the Company’s Board.

       The approval of the Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to the Company’s Board at its next regularly scheduled meeting.

       Currently, the Fund discloses its complete portfolio holdings approximately 25 days after calendar quarter end on its website www.citigroupam.com.

       Set forth below is a list, as of October 1, 2005, of those parties with whom CAM, on behalf of the Fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

  15

Recipient	Frequency	Delay before dissemination

State Street Bank & Trust Co.,	Daily	None
(Fund Custodian and Accounting
Agent
Institutional Shareholders Services,	As necessary	None
(Proxy Voting Services)
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None

Portfolio holdings information for the Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination

Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly	Sent the 1-3 business day following
the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following
the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	Sent 6-8 business days following
month end
Fitch	Monthly	Sent 6-8 business days following
month end
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
Moody’s	Weekly Tuesday Night	1 business day
S&P	Weekly Tuesday Night	1 business day

  16

  RISK FACTORS

       General. Investors should realize that risk of loss is inherent in the ownership of any securities and that the Fund’s net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

       Non-Diversification. Funds that are “non-diversified” are permitted to invest a greater proportion of their assets in the securities of a smaller number of issuers, and thus may be subject to greater credit and liquidity risks with respect to their individual portfolios than a fund that is more broadly diversified.

       Industry Concentration. Under normal circumstances the Fund will have between 20% to 30% of its total assets invested in companies in each of the following segments: Energy Securities, Metals and Mining Securities and Real Estate Securities. In addition, at any given time the Fund may have 25% or more of its assets invested in one or more specific industries (defined by reference to the four-digit SIC code) within the Energy Securities, Metals and Mining Securities and Real Estate Securities segments. As a result, the Fund is subject to greater risks than if its assets were not concentrated in three groups of industries. The specific risks of investments presented by each of the segments are detailed below.

       Manager Allocation Risks. The Fund’s performance is dependent, among other factors, upon the manager’s judgment in recommending to the Board of the Company, of which the Fund is a series, the target allocations and ranges for the four segments and in reallocating assets among the segments. There can be no assurance that the manager will be successful in determining the allocation of assets that will best achieve the Fund’s investment objectives.

       Fixed Income Securities. Investments in fixed income securities may subject the Fund to risks, including the following:

       Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument.

       Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a fund to sustain losses on such investments. A default could impact both interest and principal payments.

       Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the Fund will suffer from the inability to invest in higher yield securities.

       Inflation Protected Securities Risks. The value of inflation protected securities generally fluctuates in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected securities.

       If the Fund purchases inflation protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. Additionally, if the Fund purchases inflation protected securities in the secondary market whose price has been adjusted upward due to real interest rates decreasing, the Fund may experience a loss if real interest rates subsequently increase. If inflation is lower than expected during the period the Fund holds an inflation protected security, the Fund may earn less on the security than on a conventional bond. Other than U.S. TIPS, the principal value of inflation protected securities are not guaranteed. However, if the Fund sells U.S. TIPS in the secondary market prior to maturity, the Fund may experience a loss.

       In addition, any increase in principal value caused by an increase in the index the inflation protected securities are tied to is taxable in the year the increase occurs, even though the Fund will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Code. See “Taxes.”

       If real interest rates rise (i.e., if interest rates rise for reasons other than inflation (for example, due to changes in currency exchange rates)), the value of the inflation protected securities in the Fund’s portfolio will decline. Moreover, because the principal amount of inflation protected securities would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. Inflation protected securities are tied to indices that are calculated based on the rates of inflation for prior periods. There can be no assurance that such indices will accurately measure the real rate of inflation.

  17

       The market for inflation protected securities may be less developed or liquid, and more volatile, than certain other securities markets. There are a limited number of inflation protected securities that are currently available for the Fund to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.

       To the extent that the Fund invests in inflation protected securities, income distributions are likely to fluctuate. While income distributions due to interest rate changes are expected to be low, income fluctuations resulting from changes in inflation are expected to be high.

       Below Investment Grade Fixed Income Securities. Securities which are rated BBB by S&P or Baa by Moody’s are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody’s or BBB by S&P are considered to have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditwor-thiness and relative liquidity of the secondary trading market. Because high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

       Real Estate Securities Risks. The Fund cannot invest in real estate directly. However, the Fund invests in equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. The Fund is therefore subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

       REITs are pooled investment vehicles whose assets consist primarily of interest in real estate and real estate loans. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interest in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over many if not most operational aspects of the property. REITS are not taxed on income distributed to shareholders, provided they comply with several requirements of the Code.

       Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

       Metals and Mining-Related Securities Risks. Investments in equity securities of companies that are involved in mining or processing metals and minerals involves additional risks and considerations not associated with other types of investments. The metals or minerals industries could be affected by sharp price volatility caused by global economic, financial and political factors. Resource availability, government regulation, and economic cycles could also adversely affect these industries.

       The Fund may invest in companies involved in mining or processing precious and base metals and minerals. Precious and rare metals or minerals include those which are valued primarily for their use in nonindustrial or noncommercial applications. Base and common metals or minerals include those which are valued primarily for their use in ordinary industrial or commercial activities.

       The Fund is subject to the risk of sharp price volatility of shares of companies principally engaged in activities related to metals or minerals. Investments related to metals or minerals are considered speculative, and prices may fluctuate significantly over short periods because of a variety of worldwide economic, financial, and political factors. These factors include: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; commodity prices; fluctuations in industrial and commercial supply and demand; government regulation of the metals and materials industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals and minerals.

  18

       There is the possibility that unusual international monetary or political conditions may make the Fund’s portfolio securities less liquid, or that the value of the Fund’s securities might be more volatile, than would be the case with other investments. Because the prices of precious or strategic metals may be affected by unpredictable international monetary policies and economic conditions, there may be greater likelihood of a more dramatic fluctuation of the market prices of the Fund’s investments than of other investments.

       Energy-Related Securities Risks. The Fund invests in the equity securities of companies engaged in the following energy-related areas: the production, transmission, marketing, control, and measurement of energy or energy fuels; the making of component products for such activities; energy research or experimentation; and operations related to energy conservation and pollution control. These areas may involve alternative sources of energy, such as geothermal, nuclear, and solar power, as well as more traditional sources of energy, such as oil, natural gas, and coal. As new sources of energy are developed and current methods of exploiting and developing energy are advanced, companies in these new areas will also be considered for the Fund. The Fund faces the risk that the earnings, dividends, and stock prices of energy companies will be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including changes in international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); relationships among OPEC members and between OPEC and oil-importing nations; energy conservation; the regulatory environment; government tax policies; and the economic growth and stability of the key energy-consuming countries.

       Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the Fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

       There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the shareholders. Capital gains are also subject to taxation in some foreign countries.

       Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the Fund’s investments are denominated relative to the U.S. dollar will affect the Fund’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund’s securities are quoted would reduce the Fund’s net asset value per share.

       Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of funds for a period of time.

       The Fund may invest in closed-end investment companies that concentrate their investments in the securities of a particular country. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

  19

       In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or the companies with the most actively traded securities. Also, the 1940 Act restricts the Fund’s investments in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain foreign banks and other financial institutions.

       Smaller capital markets, while often growing in trading volume, have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Generally, there is less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the United States.

       Derivative Instruments. In accordance with its investment policies, the Fund may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the portfolio managers’ expectations will be wrong. Transactions in derivative instruments often enable the Fund to take investment positions that more precisely reflect the portfolio managers’ expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

       Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage, currency and credit default swaps. The following are the principal risks associated with derivative instruments.

       Market risk: The instrument will decline in value or an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

       Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

       Credit risk: The issuer of the instrument may default on its obligation to pay interest and principal.

       Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Fund are not readily marketable and are subject to the Fund’s restrictions on illiquid investments.

       Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

       Each derivative instrument purchased for the Fund is reviewed and analyzed by the Fund’s portfolio managers to assess the risk and reward of each such instrument in relation to the Fund’s portfolio investment strategies. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Fund and its shareholders.

       Special Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in currency, interest rate or securities markets, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

       At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative mar-

  20

  ket demand for futures and for securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate or market levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

       Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The Fund, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where the Fund enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other fund assets.

       Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund segregates and commits to back the futures contract with an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

       Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

       Issuer Risk. The value of securities issued by corporations may decline for a number of reasons which directly relate to the issuer such as management performance, financial leverage or reduced demand for the issuer’s goods and services.

       Asset-Backed, Mortgage-Backed or Mortgage-Related Securities Risk. To the extent the Fund invests significantly in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities. Mortgage derivatives held by the Fund may have especially volatile prices and may have a disproportionate effect on the Fund’s share price. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage-related securities are subject to prepayment risk-the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities.

       Inflation Risk. Inflation risk is the risk that the value of certain fixed income assets or income from investments will be worth less in the future as inflation decreases the value of money, although this risk is decreased to the extent a substantial portion of the Fund is invested in U.S. TIPS or other inflation protected securities. As inflation increases, the real value of the Fund’s shares and distributions can decline.

  PORTFOLIO MANAGER DISCLOSURE

       The following tables set forth certain additional information with respect to the Fund’s portfolio managers. Unless noted otherwise, all information is provided as of December 31, 2005.

  Other Accounts Managed by Portfolio Managers

       The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. No accounts had fees based on performance.

  21

	Registered Investment	Other Pooled Investment
Portfolio Managers	Companies	Vehicles	Other Accounts
William Hamlyn	2 registered investment	3 other pooled	6 other accounts with
	companies with $0.3	investment vehicles	$0.7 billion in total assets
	billion in total assets	with $0.1 billion in	under management
	under management	assets under management

Roger Garrett	2 registered investment	6 other pooled investment	13 other accounts with
	companies with $0.4 billion	vehicles with $0.2 billion	$1.5 billion in total
	in total assets	in assets under management	assets under management
under management

Steven Bleiberg	8 registered investment	29 other pooled investment	None
	companies with $2.4 billion	vehicles with $4.7 billion
	in total assets under	in assets under management
management

David Torchia	27 registered investment	17 other pooled investment	80 other accounts with
	companies with $10.7 billion	vehicles with $2.0 billion in	$12.1 billion in total assets
	in total assets under	assets under management	under management
management

Frederick Marki	1 registered investment	None	4 other accounts with $1.3
	company with $39.2 million		billion in total assets under
	in total assets under		management
management

John Lau	3 registered investment	None	9 other accounts with $1.0
	companies with $2.4 billion		billion in total assets
	in total assets under		under management
management

Lillyn Teh	9 registered investment	None	16 other accounts with
	companies with $3.6 billion		$2.0 billion in total assets
	in total assets under		under management
management

Daniel Willey	9 registered investment	None	16 other accounts with
	companies with $3.6 billion		$2.0 billion in total assets
	in total assets under		under management
management

  Portfolio Manager Compensation

       CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

       CAM has recently implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the Fund’s portfolio managers. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of Fund shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

       The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-CAM investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). CAM may also measure the team’s pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also

  22

  be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

       Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the firm, and 50% may be received in the form of Legg Mason restricted stock shares.

       Potential Conflicts of Interest

       Potential conflicts of interest may arise when the Fund’s portfolio managers have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the preceding table.

       The manager, sub-advisers and the Fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and sub-advisers and the individuals that they employ. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

       These potential conflicts include:

       Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

       Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

       Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

       Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

       Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

       Related Business Opportunities. The manager, sub-adviser or their affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or account that provide greater overall returns to the manager, sub-adviser or their affiliates.

  23

  Portfolio Manager Securities Ownership

       The table below identifies ownership of Fund securities by each portfolio manager.

Dollar Range of
Portfolio Manager(s)	Ownership of Securities
Steven Bleiberg	None
Roger Garrett	None
William Hamlyn	None
John Lau	None
Frederick Marki	None
Lillyn Teh	None
David Torchia	None
Daniel Willey	None

  INVESTMENT RESTRICTIONS

       The investment restrictions below and the Fund’s investment objective have been adopted by the Company’s Board of Directors as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a majority of the outstanding voting securities of the fund. “Majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of outstanding shares.

       Under the investment restrictions adopted by the Company with respect to the Fund, the Fund will not:

       1. Invest 25% or more of its total assets in securities, the issuers of which conduct their business activities in the same industry; except that the Fund may invest more than 25% of its total assets in securities of issuers in any industry within the following three industry sectors: (a) energy and energy-related businesses; (b) mining or processing metals and minerals; and (c) the real estate business or the business of investing in real estate. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

       2. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein (including mortgage backed securities); (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objectives and policies); or (d) investing in real estate investment trust securities.

       3. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1 / 3 % of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

       4. Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

       5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

       6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

       If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

       For purposes of investment restriction number 1, the Fund will define “industry” by reference to the four-digit Standard Industrial Classification (“SIC”) codes. The Fund reserves the right to invest 25% or more of its total assets at any given time in one or more specific industries within the Energy Securities, Metals and Mining Securities and Real Estate Securities segments, depending upon the manager’s allocation among the four segments and the segment managers’ investment strategies, and in particular the weighting of specific industries within the benchmarks followed by each segment.

  24

  DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

       The business and affairs of the Fund are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and executive officers of the Company, together with information as to their principal business occupations during the past five years, are set forth below. The executive officers of the Company are employees of organizations that provide services to the Fund.

		Term of		Number of
		Office*		Portfolios
		and		in the Fund
	Position(s)	Length of	Principal	Complex	Other
	Held with	Time	Occupation(s) During	Overseen by	Directorships
Name, Address and Birth Year	Company	Served	Past Five Years	Director	Held by Director

INDEPENDENT DIRECTORS:

Paul R. Ades	Director	Since	Law Firm of Paul	15	None
Paul R. Ades, PLLC		1994	R. Ades, PLLC
181 West Main Street,			(April 2000 to present)
Suite C
Babylon, NY 11702
Birth year: 1940

Dwight B. Crane	Director	Since	Professor, Harvard	46	None
Harvard Business School		1981	Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Birth year: 1937

Frank G. Hubbard	Director	Since	President of Avatar	15	None
c/o Smith Barney		1993	International Inc.
Mutual Funds			(business development)
125 Broad Street			(since 1998)
New York, NY 10004
Birth year: 1937

Jerome H. Miller	Director	Since	Retired	15	None
c/o Smith Barney		1998
Mutual Funds
125 Broad Street
New York, NY 10004
Birth year: 1938

Ken Miller	Director	Since	President of Young	15	None
Young Stuff Apparel		1994	Stuff Apparel Group
Group Inc.			Inc. (since 1963)
930 Fifth Avenue
New York, NY 10021
Birth year: 1942

INTERESTED DIRECTOR:

R. Jay Gerken**	Chairman,	Since	Managing Director of	171	None
CAM	President and	2002	CAM; President and
399 Park Avenue	Chief		Chief Executive Officer of
4th Floor	Executive		SBFM and Citi Fund
New York, NY 10022	Officer		Management Inc.
Birth year: 1951			(“CFM”); formerly
			portfolio manager,
			Smith Barney Allocation
			Series, Inc. (1996-2001)

  25

		Term of		Number of
		Office*		Portfolios
		and		in the Fund
	Position(s)	Length of	Principal	Complex	Other
	Held with	Time	Occupation(s) During	Overseen by	Directorships
Name, Address and Birth Year	Company	Served	Past Five Years	Director	Held by Director

EXECUTIVE OFFICERS:

Andrew B. Shoup	Senior Vice	Since	Director of CAM;	N/A	N/A
CAM	President and	2003	Senior Vice President
125 Broad Street	Chief		and Chief Administrative
11th Floor	Administrative		Officer of certain mutual
New York, NY 10004	Officer		funds associated with
Birth year: 1956			Legg Mason; Head of
International Funds
Administration of CAM
(from 2001 to 2003);
Director of Global
Funds Administration
of CAM (from 2000 to
2001)

Kaprel Ozsolak	Chief	Since	Vice President of CAM;	N/A	N/A
CAM	Financial	2004	Treasurer, Chief
125 Broad Street	Officer		Financial Officer and Controller
9th Floor	and Treasurer		of certain mutual funds
New York, NY 10004			associated with
Birth year: 1965			Legg Mason

Steven Frank	Controller	Since	Vice President of CAM;	N/A	N/A
CAM		2005	Controller of certain
125 Broad Street,			mutual funds associated with
New York, NY 10004			Legg Mason
Birth year: 1967

Steven Bleiberg	Vice President	Since	Managing Director and	N/A	N/A
CAM	and	2004	Head of Global Investment
399 Park Avenue	Investment		Strategy at CAM since 2003;
4th Floor	Officer		Chairman of the Global
New York, NY 10022			Equity Strategy Group
Birth year: 1959			from 1999-2003 at Credit
Suisse Asset Management

Daniel Willey	Vice President	Since	Director, President and CEO	N/A	N/A
TIMCO Asset	and	2004	of TIMCO since 1994;
Management, Inc.	Investment		Portfolio Manager and
(“TIMCO”)	Officer		Head Equity Trader at TIMCO
100 First Stamford Place
Stamford, CT 06902
Birth year: 1955

Roger Garrett	Vice President	Since	Director and Senior Portfolio	N/A	N/A
Citigroup Asset	and Investment	2005	Manager at CAM Ltd. and
Management Limited	Officer		part of its Global Equities
(“CAM Ltd.”)			Team; from 1994-2004,
33 Canada Square			Senior Portfolio Manager
Citigroup Centre			for the Emerging Markets
Canary Wharf			Equity Team
London, UK
Birth year: 1959

*	Each Director and officer serves until his or her respective successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because he is an officer of SBFM and certain of its affiliates.

  26

		Term of		Number of
		Office*		Portfolios
		and		in the Fund
	Position(s)	Length of	Principal	Complex	Other
	Held with	Time	Occupation(s) During	Overseen by	Directorships
Name, Address and Birth Year	Company	Served	Past Five Years	Director	Held by Director

William Hamlyn	Vice President	Since	Portfolio Manager in Global	N/A	N/A
CAM Ltd.	and Investment	2005	Equities at CAM Ltd. and
33 Canada Square	Officer		associated with CAM since
Citigroup Centre			2003; from 1995-2003,
Canary Wharf			Portfolio Manager at AXA
London, UK			Investment Managers
Birth year: 1971

John W. Lau	Vice President	Since	Director of TIMCO since	N/A	N/A
TIMCO	and Investment	2005	1995; Chartered
100 First Stamford Place	Officer		Financial Analyst
Stamford, CT 06902
Birth year: 1965

Frederick Marki	Vice President	Since	Investment Officer, SBFM;	N/A	N/A
CAM	and	2004	Director, CAM
399 Park Avenue	Investment
4th Floor	Officer
New York, NY 10022
Birth year: 1961

Lillyn Teh	Vice President	Since	Director and Head of	N/A	N/A
TIMCO	and Investment	2005	Quantitative Research at
100 First Stamford Place	Officer		TIMCO and joined
Stamford, CT 06902			CAM in 1997
Birth year: 1965

David Torchia	Vice	Since	Investment Officer,	N/A	N/A
CAM	President	2004	SBFM; Managing
399 Park Avenue	and		Director, CAM
4th Floor	Investment
New York, NY 10022	Officer
Birth year: 1959

Andrew Beagley	Chief Anti-	Chief	Director, CAM (since	N/A	N/A
CAM	Money	Anti-Money	2000); Director of
399 Park Avenue	Laundering	Laundering	Compliance, North
4th Floor	Compliance	Compliance	America, CAM
New York, NY 10022	Officer and	Officer	(since 2000)
Birth year: 1962	Chief	since 2002
	Compliance	and Chief
	Officer	Compliance
Officer
since 2004

Robert I. Frenkel	Chief Legal	Since	Managing Director and	N/A	N/A
CAM	Officer and	2003	General Counsel of
300 First Stamford Place	Secretary		Global Mutual Funds
4th Floor			for CAM (since 1994);
Stamford, CT 06902			Secretary of CFM; Secretary
Birth year: 1954			and Chief Legal Officer of
certain mutual funds
associated with Legg Mason

  * Each Director and officer serves until his or her respective successor has been duly elected and qualified.

  27

       For the calendar year ended December 31, 2005, the Directors beneficially owned equity securities of the Fund within the dollar ranges presented in the table below:

	Dollar Range	Aggregate Dollar Range of Equity
	of Equity	Securities In Registered
	Securities in	Investment Companies Overseen by
Non-Interested Directors:	the Fund	Director

Paul R. Ades.	N/A	over $100,000
Dwight B. Crane	N/A	over $100,000
Frank G. Hubbard	N/A	$10,001–$50,000
Jerome H. Miller	N/A	$10,001–$50,000
Ken Miller	N/A	over $100,000
Interested Director:

R. Jay Gerken.	N/A	over $100,000

       As of December 31, 2005, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of the manager, sub-advisers or principal underwriters of the Fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the adviser, sub-advisers or principal underwriters of the Fund.

       The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the Company, namely Messrs. Ades, Crane, Hubbard, K. Miller and J. Miller.

       In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. The Audit Committee oversees the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors of the Company for their ratification, the selection, appointment, retention or termination of the Company’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Company’s independent registered public accounting firm to SBFM and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met twice.

       The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Fund’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company’s Secretary. The Nominating Committee did not meet during the Fund’s most recent fiscal year.

       No officer, director or employee of Legg Mason or any of its subsidiaries receives any compensation from the Company for serving as an officer or Director of the Company. The funds served by the Independent Directors pay each Independent Director an aggregate fee apportioned among the funds based on fund asset size of $43,000 per annum plus $5,200 per one-day and $7,800 per two-day meeting attended, plus $500 per telephone meeting attended, and reimburses travel and out-of-pocket expenses. For the calendar year ended December 31, 2005, such expenses totaled $6,906.

       For the fiscal year ended September 30, 2005, the Directors were paid the compensation listed below for service as a Director of the Company and as trustee or director of other Smith Barney Mutual Funds.

			Total
	Aggregate		Compensation
	Compensation	Total Pension or	from Fund	Number of
	from the Fund	Retirement	Complex Paid	Portfolios in
	for the Fiscal	Benefits Paid	to Directors in	Fund Complex
	Year Ended	as Part of	Fiscal Year	Served by
Independent Directors:	9/30/05	Fund Expenses	Ended 9/30/05	Director

Paul R. Ades	$1,462	0	$87,000	15
Dwight B. Crane	$1,380	0	$251,975	46
Frank G. Hubbard	$1,997	0	$90,200	15
Jerome H. Miller.	$1,361	0	$80,200	15
Ken Miller.	$1,361	0	$79,800	15
Interested Director:

R. Jay Gerken(1)	$0	$0	$0	171

  (1) Mr. Gerken is not compensated for his service as Director because of his affiliation with the manager.

  28

       During the year in which they attain age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus received $77,625 from the Fund Complex for the fiscal year ended September 30, 2005.

       As of January 11, 2006, the Directors and officers of the Company as a group owned less than 1% of the outstanding common stock of the Fund.

       As of January 11, 2006, to the knowledge of the Fund, the following shareholders or groups (as the term is used in Section 13(d) of the 1934 Act) beneficially owned 5% or more of the outstanding shares of the following classes of the Fund:

Class	Percent	Name	Address
A	64.2437%	Smith Barney Investment Funds Inc.	SB Real Return Strategy Fund/PSR
			Only
			300 First Stamford Place, 3rd floor
			Stamford, CT 06802

  Investment Manager and Sub-advisers

       SBFM serves as investment manager to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”) with the Fund that was approved by the Board of Directors, including a majority of the Independent Directors, on August 1, 2005 and by the Fund’s shareholders on November 29, 2005. CAM Ltd. and TIMCO, affiliates of the manager, each serve as sub-adviser to segments of the Fund’s portfolio pursuant to separate Sub-Advisory Agreements with the manager that were approved by the Board of Directors, including a majority of the Independent Directors, on August 1, 2005, and by the Fund’s shareholders on November 29, 2005. The Investment Management Agreement and the Sub-Advisory Agreements became effective on December 1, 2005 as a result of the sale of substantially all of Citigroup Inc.’s (“Citigroup”) asset management business to Legg Mason. The manager is an indirect wholly-owned subsidiary of Legg Mason. Prior to December 1, 2005, the manager and the sub-advisers were indirect wholly-owned subsidiaries of Citigroup.

       Under the Investment Management Agreement, subject to the supervision and direction of the Company’s Board of Directors, the manager allocates the Fund’s assets among the four segments in accordance with the Fund’s stated objectives and policies, makes investment decisions and places orders to purchase and sell securities for the Fund’s Inflation Protected Securities segment, employs professional portfolio managers and securities analysts who provide research services to the Fund and supervises the activities of the Fund’s sub-advisers. The manager also performs administrative and management services necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agent, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence, and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.

       As compensation for investment management services, the Fund pays the manager a fee computed daily and paid monthly at the annual rate of 0.65% of the Fund’s average daily net assets. For the fiscal period ended September 30, 2005, the Fund after waivers paid $0 in investment management fees to SBFM.

       The Fund bears expenses incurred in its operations including: taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, shareholders or employees of Legg Mason or the manager; SEC fees and state Blue Sky fees; charges of custodians; transfer and dividend disbursing agent’s fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and shareholder meetings; and meetings of the officers or Board of Directors of the Fund.

       SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of September 30, 2005 of approximately $111.1 billion. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

       The Investment Management Agreement for the Fund has an initial term of two years and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Company’s Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Fund or the manager

  29

  may terminate the Investment Management Agreement on 60 days’ written notice without penalty. The Investment Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

       CAM Ltd. is located at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, United Kingdom, and serves as sub-adviser to the Fund pursuant to a Sub-Advisory Agreement. CAM Ltd. manages the Fund’s Energy Securities segment under the supervision of the manager. CAM Ltd. receives a fee from the manager, not the Fund, for its services, computed daily and paid monthly, at the annual rate of 0.45% of the Fund’s average daily net assets allocated to the Energy Securities segment. For the fiscal period ended September 30, 2005, the manager (not the Fund) paid CAM Ltd. $0 for its services as a sub-adviser to the Fund.

       TIMCO is located at 100 First Stamford Place, Stamford, CT 06902 and serves as sub-adviser to the Fund pursuant to a Sub-Advisory Agreement. TIMCO manages the Fund’s Real Estate Securities and Metals and Mining Securities segments under the supervision of the manager. TIMCO receives a fee from the manager, not the Fund, for its services, computed daily and paid monthly, at the annual rate of 0.45% of the Fund’s average daily net assets allocated to the Real Estate Securities and Metals and Mining Securities segments. For the fiscal period ended September 30, 2005, the manager (not the Fund) paid TIMCO $0 for its services as a sub-adviser to the Fund.

  Code of Ethics

       Pursuant to Rule 17j-1 of the 1940 Act, the Company, the manager, the sub-advisers and principal underwriters have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

       Copies of the codes of ethics of the Company, its manager, sub-advisers and principal underwriters are on file with the SEC.

  Proxy Voting Guidelines and Procedures

       Although individual Directors may not agree with particular policies or votes by the Fund’s manager, the Board of Directors has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision-making process.

       Attached as Appendix A are summaries of the guidelines that the manager uses to determine how to vote proxies relating to portfolio securities, including the procedures that the manager uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the manager or any affiliated person of the Fund or the manager on the other. These summaries of the guidelines give a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives. Appendix A also includes CAM Ltd.’s proxy voting policy, which it follows with respect to portfolio securities held in the Energy Securities segment. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s web-site at www.citigroupam.com and (3) on the SEC’s website at http://www.sec.gov. A description of the policies and procedures that the Fund uses to determine how to vote proxies is also available from those sources.

  Counsel and Independent Registered Public Accounting Firm

       Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Company.

       The Independent Directors have selected Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, to serve as their legal counsel.

       KPMG LLP, 345 Park Avenue, New York, New York 10154, has been selected as the Fund’s independent registered public accounting firm to audit and report on the financial statements and highlights of the Fund for its fiscal year ending September 30, 2006.

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  Custodian and Transfer Agent

       State Street Bank and Trust Company (“State Street” or the “Custodian”), located at 225 Franklin Street, Boston, Massachusetts 02110, currently serves as custodian for the Fund. State Street, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund; and makes disbursements on behalf of the Fund. The Custodian neither determines the Fund’s investment policies, nor decides which securities the Fund will buy or sell. For its services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the Fund’s securities lending agent and receives a share of the income generated by such activities.

       PFPC Inc. (“PFPC” or the “transfer agent”), whose address is P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the transfer agent and shareholder services agent of the Fund. Prior to January 1, 2006, Citicorp Trust Bank, fsb (“CTB”) served as the Fund’s transfer agent. During the fiscal year ended September 30, 2005, the Fund paid CTB $4,327 in transfer agency fees.

  Distributors

       Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202 and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013, serve as the Fund’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”), which were approved by the Fund’s Board of Directors and by a majority of the Independent Directors, casting votes in person at a meeting called for such purpose, on November 21, 2005. The distribution agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI served as the Fund’s distributor. LMIS and CGMI may be deemed to be underwriters for purposes of the 1933 Act.

       The aggregate dollar amount of commissions and deferred sales charges on Class A, Class B and Class C shares received by CGMI and its affiliates during the fiscal period ended September 30, 2005 were as follows:

  Initial Sales Charges

Class A Shares (paid to CGMI)

For the fiscal year ended September 30:

2005	$154,118

Deferred Sales Charges

Class A Shares (paid to CGMI)

For the fiscal year ended September 30:

2005	$0

Class B Shares (paid to CGMI)

For the fiscal year ended September 30:

2005	$3,247

Class C Shares (paid to CGMI)

For the fiscal year ended September 30:

2005	$509

       When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor’s Smith Barney brokerage account and CGMI may benefit from temporary use of the funds.

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  Distribution Arrangements

       The Fund has adopted an amended shareholder services and distribution plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class B and Class C shares. Under the Distribution Plan, the Fund pays service and distribution fees to each of LMIS and CGMI for the services they provide and expenses they bear with respect to the distribution of Class A, Class B and Class C shares and for providing services to Class A, Class B and Class C shareholders. The co-distributors will provide the Board with periodic reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made. The Fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.25% of the value of the Fund’s average daily net assets attributable to the Fund’s Class A, Class B and Class C shares. In addition, the Fund pays distribution fees with respect to the Class B and Class C shares at the annual rate of 0.75% of the Fund’s average daily net assets.

       Prior to December 1, 2005, the Fund paid service and distribution fees directly to CGMI under a Distribution Plan with respect to shares sold through CGMI.

       The following service and distribution fees were incurred by the Fund pursuant to the Distribution Plan during the period indicated:

Fiscal Period
Ended 9/30/05

Class A	$27,542
Class B	$19,488
Class C	$14,224

       For the fiscal year ended September 30, 2005, CGMI incurred distribution expenses totaling $64,110, consisting of:

Financial
Advisor	Branch	Advertising	Printing
Compensation	Expenses	Expense	Expense

$28,418	$22,930	$9,981	$2,781

       Under its terms, the Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution Plan or the distribution agreements. The Distribution Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Distribution Plan also must be approved by the Directors, including all of the Independent Directors, in the manner described above. The Distribution Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or, with respect to the Fund, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

  Portfolio Transactions

       The manager, CAM Ltd. and TIMCO arrange for the purchase and sale of the securities in the segments they manage and select brokers and dealers (including CGMI) which, in their best judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. Brokers and dealers may be selected that provide the manager, CAM Ltd. and TIMCO with research services and the Fund may pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if the commissions are viewed as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including CGMI, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the manager, CAM Ltd. and TIMCO to supplement their own research and analysis.

       Decisions to buy and sell securities for the Fund’s segments are made by the manager, CAM Ltd. and TIMCO subject to the overall supervision and review of the Company’s Board of Directors. Portfolio securities transactions for the Fund’s segments are effected by or under the supervision of the manager, CAM Ltd. and TIMCO.

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       Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

       In executing portfolio transactions and selecting brokers or dealers, it is the Fund’s policy to seek the best overall terms available. The manager, CAM Ltd. and TIMCO, in seeking the most favorable price and execution, considers all factors they deem relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The manager, CAM Ltd. and TIMCO receive research, statistical and quotation services from several broker-dealers with which they place the Fund’s portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the manager, CAM Ltd. and TIMCO exercise investment discretion. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. For the fiscal year ended September 30, 2005, the Fund did not direct brokerage transactions to brokers because of research services provided. The manager’s fee under the Investment Management Agreement is not reduced by reason of its receiving brokerage and research services. The Company’s Board of Directors, in its discretion, may authorize the manager, CAM Ltd. and TIMCO to cause the Fund to pay a broker that provides brokerage and research services to the manager, CAM Ltd. or TIMCO a commission in excess of that which another qualified broker would have charged for effecting the same transaction. CGM will not participate in commissions from brokerage given by the Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom.

       Even though investment decisions for the Fund are made independently from those of the other accounts managed by the manager, CAM Ltd. and TIMCO, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by the manager, CAM Ltd. or TIMCO are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager, CAM Ltd. or TIMCO to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.

  The Fund has paid the following in brokerage commissions for portfolio transactions:

% of Total
Dollar Amount
			% of Total	of Transactions
			Brokerage	Involving
	Total	Commissions	Commissions	Commissions
	Brokerage	Paid to CGMI	Paid to CGMI	Paid to CGMI
Fiscal Year Ending September 30:	Commissions	and Affiliates	and Affiliates	and Affiliates

2005	$17,782	$0	0%	0%

       For the fiscal period ended September 30, 2005, the Fund held the following securities issued by its regular broker-dealers.

Fund Name	D=Debt E=Equity	Market Value
Lehman Brothers, Inc.	D	$59,628

       Effective December 1, 2005, CGMI is no longer an affiliated person of the Fund under the 1940 Act. As a result, the Fund is permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal). Similarly, the Fund is permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the SEC. The manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the Fund will be governed by the Fund’s policy of seeking the best overall terms available.

  Portfolio Turnover

       The Fund’s portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 100%. The rate of turnover will not be a limiting factor, however, when the Fund deems it desirable to sell or purchase securities. For the fiscal period ended September 30, 2005, the Fund’s turnover rate was 52%.

  PURCHASE OF SHARES

  General

       Investors may purchase shares from a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund,

  33

  investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

       Investors in Class A, Class B and Class C shares may open an account in the Fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes in the Fund is $25. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGMI, unitholders who invest distributions from a Unit Investment Trust (“UIT”) sponsored by CGMI, and directors/trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder’s account by the transfer agent.

       Purchase orders received by the Fund or a Smith Barney Financial Advisor prior to the close of regular trading on the New York Stock Exchange (“NYSE”), on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund or the Fund’s agent prior to its close of business. For shares purchased through a Service Agent purchasing through CGMI, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

       Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGMI or the transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder’s account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGMI or the transfer agent. The Systematic Investment Plan also authorizes CGMI to apply cash held in the shareholder’s Smith Barney brokerage account or redeem the shareholder’s shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Service Agent.

  Sales Charge Alternatives

       The following Classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

       Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

			Sales Charge		Broker/Dealer
	Sales Charge as a %		as a % of		Compensation as %
Amount of Investment	of Transaction		Amount Invested		of Offering Price

Less than $25,000.	5.00%		5.26%		4.50%
$25,000–$49,999	4.25		4.44		3.83
$50,000–$99,999	3.75		3.90		3.38
$100,000–$249,999	3.25		3.36		2.93
$250,000–$499,999	2.75		2.83		2.48
$500,000–$999,000	2.00		2.04		1.80
$1,000,000 or more*	-0	-	-0	-	-0	-

*
  A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the Fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the distribution and service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

       Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by any “person,” which includes an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

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       Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

       Class C Shares. Class C shares are sold with no initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

       Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc. qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan’s record-keeper; or 401(k) plans of Citigroup and its affiliates).

  Sales Charge Waivers and Reductions

       Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) board members and employees (including retired board members and employees) of Citigroup and its subsidiaries and any CAM-affiliated funds including the Smith Barney Mutual Funds; the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Advisor (for a period up to 90 days from the commencement of the Financial Advisor’s employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Advisor’s prior employer, (ii) was sold to the client by the Financial Advisor and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from, or proceeds from a sale of, a UIT sponsored by CGMI; (i) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGMI; (j) “k” choice purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with CitiStreet Retirement Programs; (k) purchases by separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) purchases by Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; (m) purchases by executive deferred compensation plans participating in the CGMI ExecChoice program; and (n) purchases by retirement plans where such plan’s record keeper offers only load-waived shares and where the shares are held on the books of the Fund through an omnibus account. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

       Accumulation Privilege lets you combine the current value of Class A shares of the Fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

    you; or

    your spouse and children under the age of 21;

  and that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

       Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc. — Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

       If your current purchase order will be placed through a Smith Barney Financial Advisor, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

  35

       Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

       Letter of Intent helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of six Asset Level Goal amounts, as follows:

(1) $	25,000	(4) $	250,000
(2) $	50,000	(5) $	500,000
(3) $	100,000	(6) $	1,000,000

       Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Smith Barney and SB funds.

       When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

       Eligible Fund Purchases. Generally, any shares of a Smith Barney fund or Smith Barney shares of an SB fund that are subject to a sales charge may be credited towards your Asset Level Goal. Shares of Smith Barney money market funds (except for money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge) and Smith Barney S&P 500 Index Fund are not eligible. However, as of the date of this SAI, the following funds and share classes are also eligible, although not offered with a sales charge:

       Shares of Smith Barney Exchange Reserve Fund

       Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares)

       Class C shares of Smith Barney Inflation Management Fund

       Class C shares of Smith Barney Intermediate Maturity California Municipals Fund

       Class C shares of Smith Barney Intermediate Maturity New York Municipals Fund

       Class C shares of Smith Barney Limited Term Portfolio

       Class C shares of Smith Barney Money Funds, Inc.-Cash and Government Portfolios

       Class C shares of Smith Barney Short Duration Municipal Income Fund

        Class C shares of Smith Barney Short-Term Investment Grade Bond Fund

       This list may change from time to time. Investors should check with their financial professional to see which funds may be eligible.

       Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. If any of the assets to be credited towards your Goal are held in an account other than in your name, you may be required to provide documentation with respect to these accounts. If you are purchasing through a Smith Barney Financial Advisor, or directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include these assets. If you are purchasing through a financial professional other than a Smith Barney Financial Advisor, you should check with that financial professional to see which accounts may be combined.

       Eligible Prior Purchases: You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

  36

       Backdating Letter. You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

       Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must however contact your financial professional, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

       Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

       Cancellation of Letter. You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

       Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

       Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Financial Advisor, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

       Letter of Intent—Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund’s Class A shares, which may include a Deferred Sales Charge of 1.00% . Please contact a Smith Barney Financial Advisor or the transfer agent for further information.

Class A (net asset value of $24.02 plus 5.26% of net asset value per share)	$25.28

Class A (net asset value of $13.31 plus 5.26% of net asset value per share)	$14.01

  Deferred Sales Charge Provisions

       “Deferred Sales Charges Shares” are (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

       Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

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       Class C shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

Year Since Purchase Payment Was Made	Deferred Sales Charge
First	5.00%
Second	4.00
Third.	3.00
Fourth	2.00
Fifth	1.00
Sixth and thereafter	0.00

       Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

       In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For U.S. federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be retained by LMIS.

       To provide an example, assume an investor purchased 100 Class B shares of the Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

  Waivers of Deferred Sales Charge

       The deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) redemptions of shares within 12 months following the death or disability of the shareholder; (c) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 70 1/2. In addition, shareholders who purchased shares subject to a Deferred Sales Charge prior to May 23, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

       Deferred sales charge waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder’s status or holdings, as the case may be.

       Smith Barney Funds Retirement Program. The Fund has imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase the Fund’s Class A shares. Each share class has varying service and distribution related fees as described elsewhere in this SAI.

       Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for plans that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class

  38

  with higher service and distribution related fees than would otherwise have been charged. The Fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

       The Fund offers Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan’s recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan’s investments in any of the Smith Barney Mutual Funds.

       There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

       The class of shares you may purchase depends on the amount of your initial investment:

       Class A Shares. Class A shares may be purchased by plans investing at least $3 million.

       Class C Shares. Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than eight years after the plan joined the program. They are eligible for exchange in the following circumstances:

       If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan’s total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

       Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

       For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

  REDEMPTION OF SHARES

       The right of redemption of shares of the Fund may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the Fund’s shareholders.

       If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGMI, or if the shareholder’s account is not with CGMI, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder’s benefit without specific instruction and CGMI will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to 10 days.

       If the Board of Directors of the Fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund’s net assets by a distribution in kind of portfolio securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share

  39

  price” in the Prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

       Shares held by CGMI as custodian must be redeemed by submitting a written request to a Smith Barney Financial Advisor. Shares other than those held by CGMI as custodian may be redeemed through an investor’s Service Agent or by submitting a written request for redemption to:

  Smith Barney Investment Funds Inc.
  Smith Barney Real Return Strategy Fund
  Class A, B, C or Y (please specify)
  c/o PFPC Inc.
  P.O. Box 9699
  Providence, RI 02940-9699

       A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder’s account number and (c) be signed by each registered owner exactly as the shares are registered. Any signature appearing on a written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, directors or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

       Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact Shareholder Services at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form that will be provided by the sub-transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant’s signature guarantee when making his/her initial investment in the Fund.)

       Redemptions. Redemption requests of up to $50,000 of any class or classes of shares of the Fund may be made by eligible shareholders by calling Shareholder Services at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open. Redemptions of shares for which certificates have been issued are not permitted under this program.

       A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder’s account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder’s assets, will be required to provide a signature guarantee and certain other documentation.

       Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. Eastern time on any day on which the NYSE is open.

       Additional Information Regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

  Automatic Cash Withdrawal Plan

       An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment.

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  Any applicable deferred sales charge will be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a shareholder’s shares at the time the Withdrawal Plan commences. To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund.

       Applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

  EXCHANGE PRIVILEGE

       Except as noted below and in the Prospectus, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder’s state of residence, on the basis of relative net asset value per share at the time of exchange. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made. The deferred sales charge (if any) will continue to be measured from the date of a shareholder’s original purchase of shares subject to a deferred sales charge. If the fund exchanged into has a higher deferred sales charge, the shareholder will be subject to that charge. If a shareholder exchanges at any time into a fund with a lower charge, the sales charge will not be reduced. Please note specific exchange requirements as follows:

       A. Class A and Class Y shares of the Fund may be exchanged without a sales charge for shares of the respective shares of any of the Smith Barney Mutual Funds.

       B. Class B shares of the Fund may be exchanged without a sales charge. Class B shares of the Fund exchanged for Class B shares of another Smith Barney Mutual Fund will be subject to the higher applicable deferred sales charge of the two funds and, for purposes of calculating deferred sales charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

       C. Class C shares of the Fund may be exchanged without a sales charge. For purposes of deferred sales charge applicability, Class C shares of the Fund exchanged for Class C shares of another Smith Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

       The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

       Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

       Additional Information Regarding Exchanges. The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund’s management in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor’s account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund’s policy on excessive trading applies to investors who invest in the Fund directly or through Service Agents, but does not apply to any systematic investment plans described in the Prospectus.

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       During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components-redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase’s being delayed.

  VALUATION OF SHARES

       The net asset value per share of the Fund’s Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the Fund in valuing its assets.

       The Board of Directors has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s net asset value. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Fund to the manager.

       The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The Fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the Fund invests in securities of small capitalization companies and of issuers located in emerging markets — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The Fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Fund prices its shares. The Fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

       Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

       Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of investments held by such Fund.

  DIVIDENDS AND DISTRIBUTIONS

       The Fund’s policy is to pay dividends from its net investment income, if any, quarterly and to distribute net realized capital gains, if any, annually. The Fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains realized in order to avoid a federal excise tax liability.

       If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or deferred sales charge. A shareholder may change the

  42

  option at any time by notifying his or her Service Agent. A shareholder whose account is held directly at the transfer agent should notify the transfer agent in writing, requesting a change to this reinvestment option.

       The per share dividends on Class B and Class C shares of the Fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of the Fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Y shares.

  TAXES

       The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

  The Fund and Its Investments

       The Fund intends to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in “qualified publicly traded partnerships” (ie., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

       Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

       As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

       The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

       If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

  43

       The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) and swap contracts, including credit default swaps, to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract, swap contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

       The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

       As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

       The Fund may invest in credit default swaps. The Internal Revenue Service (the “IRS”) has requested comments regarding the appropriate tax treatment of credit default swaps, but currently their tax treatment with regard to accrual, character and their status as qualifying income is uncertain.

       The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

       A negative inflation adjustment on an inflation protected security may reduce the amount of interest otherwise includible with respect to the debt instrument. In such case, where the negative inflation adjustment exceeds income includible by the Fund for the taxable year, the adjustment will be treated as an ordinary loss to the extent the Fund has recognized ordinary gain in previous years with respect to such debt instrument.

       Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

       Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

       Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

       If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise

  44

  tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

       Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

       The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

  Taxation of U.S. Shareholders

       Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

       The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

       Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

       Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions,

  45

  payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

       We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

       If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

       Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

       Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

       Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

       Backup Withholding. The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

       Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

  46

  Other Taxes

       Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

       If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

  Non-U.S. Shareholders

       Dividends by a Fund paid to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

       In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of the Fund.

       For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

       Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from “U.S. real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in “U.S. real property holding corporations.” The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (for taxable years beginning before January 1, 2008) a regulated investment company, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

       However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or regulated investment company is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the 1-year period ending on the date of the distribution. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

       The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

  ADDITIONAL INFORMATION

       The Company was incorporated on September 29, 1981 under the laws of the state of Maryland under the name Hutton Investment Series Inc. The Company’s corporate name was changed on December 29, 1988, July 30, 1993 and October 28, 1994, to SLH Investment Portfolios Inc., Smith Barney Shearson Investment Funds Inc., and Smith Barney Investment Funds Inc., respectively.

       The Company offers shares of 11 separate series with a par value of $.001 per share. The Fund offers shares currently classified into four Classes—A, B, C and Y. Each Class of the Fund represents an identical interest in the Fund’s investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges, if any, for each class; (c) the distribution and/or service fees borne by each Class (except Class Y) pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Company’s Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

       As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors then in office will call a shareholders’ meeting for the election of Directors. The Directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not

  47

  less than 10% of the outstanding shares of the Fund. At such a meeting, a Director may be removed after the holders of record of not less than a majority of the outstanding shares of the Fund have declared that the Director be removed by votes cast in person or by proxy. Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors.

       As used in the Prospectus and this SAI, a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company (or the affected series or Class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Company (or the affected series or Class) are represented at the meeting in person or by proxy. A series or Class shall be deemed to be affected by a matter unless it is clear that the interests of each series or Class in the matter are identical or that the matter does not affect any interest of the series or Class. The approval of the Investment Management Agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a “vote of a majority of the outstanding voting securities” of the Fund; however, the ratification of the independent registered public accounting firm, the election of Directors, and the approval of a distribution agreement that is submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Company shares voting without regard to series or Class.

       Annual and Semi-Annual Reports. The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund’s printing and mailing costs, the Fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Fund also consolidates the mailing of its Prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

       Licensing Agreement. Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management.” Legg Mason and its affiliates, as well as the fund’s investment adviser, are not affiliated with Citigroup.

       All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

  Legal Matters

       Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its affiliates, including the manager and Salomon Brothers Asset Management Inc (“SBAM”) (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

       On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, SBFM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

       Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

       As of the date of this SAI, SBFM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

       The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

  48

       Recent Developments. On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Funds”).

       The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the manager and other advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the material provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

       The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

       The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent. SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

       At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

       On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

  *      *      *

       Beginning in August 2005, five putative class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and the manager (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds (the “Funds”), rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

       On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

       As of the date of this SAI, SBFM believes that resolution of the pending lawsuits will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

  *      *      *

       The Fund has received information concerning SBFM and SBAM as follows:

       On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940

  49

  Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

       SBFM and SBAM are cooperating with the SEC. Although there can be no assurance, SBFM believes that these matters are not likely to have a material adverse effect on the Fund or SBFM’s ability to perform its investment advisory services relating to the Fund.

  FINANCIAL STATEMENTS

       The Fund’s Annual Report for the fiscal year ended September 30, 2005, is incorporated herein by reference in its entirety (filed on December 9, 2005; accession number 0001193125-05-239696).

  OTHER INFORMATION

       In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

       We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

       That’s why we offer three “styles” of fund management that can be tailored to suit each investor’s unique financial goals.

  Classic Series—portfolio manager driven funds

  The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund’s investment objectives and guidelines. Classic Series Funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

  Research Series—driven by exhaustive fundamental securities analysis

  Built on a foundation of substantial buy-side research, the Research funds focus on well-defined industries, sectors and trends.

  Style Pure Series—a solution to funds that stray

  The Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary conditions, Style Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

  50

  APPENDIX A

  PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

  Concerning Citigroup Asset Management1 (CAM)
  Proxy Voting Policies and Procedures

       The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

       CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

       In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’(ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

       In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

1
  Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory enti- ties, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC, are not affiliated with Citigroup.

       CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

       If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

  CITIGROUP ASSET MANAGEMENT (CAM)
  LONDON, ENGLAND
  Citigroup Centre, Canada Square, Canary Wharf,
  London E14 5LB
  PROXY VOTING POLICY
  REVISED JULY 2003

  Accounts for which CAM Votes Proxies

       Citigroup Asset Management London (CAM) votes proxies for each institutional client that has (i) specifically mandated it to vote securities included under a fully discretionary investment management agreement, (ii) United States Registered Investment Company (mutual fund) for which CAM acts as adviser or sub-adviser; and for (iii) each ERISA account where the agreement is either silent as to voting or positively requires the investment manager to vote unless the client specifically reserves the responsibility to vote proxies to the plan trustee or other named fiduciary.

  General Guidelines

       In voting proxies, CAM is guided by general fiduciary principles. CAM is to act prudently in the best interests of the beneficial owners of the accounts it manages, and for the exclusive purpose of maintaining or increasing shareholder value. CAM considers relevant factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to benefit, protect or maximize shareholder value in the particular circumstances.

       CAM does take certain independent advisory services on proxy voting issues. As a result of independent investment or business views, provided by distinct business units, there may be occasions when different business units or portfolios managers within the same business unit vote differently on the same issue.

       CAM has to place reliance on the clients’ custodians as legal owner of securities to notify CAM when a vote is required on a security. Some custodians have delegated this to a third party proxy voting service. CAM is not able to vote proxies direct but will notify the clients’ custodians or the third party vendors of proxy voting decisions to be executed on CAM’s client portfolios.

  How CAM Votes

       Generally, CAM divides proxies into non-controversial, controversial, or extraordinary matters. It is CAM’s general policy on non-controversial matters, absent a particular reason, to vote with management’s recommendations. Non-controversial matters are deemed to include, but are not limited to, voting on non-contested directors, company auditors, audited accounts, company fiscal year and annual meeting date proposals.

       For controversial or extraordinary matters, CAM votes on a case-by-case basis. Controversial or extraordinary matters are deemed to include, but are not limited to, voting on proposals of mergers and/or acquisitions, restructuring/recapitalization, and proposals requesting more detailed disclosure of employee compensation, especially if the company does not have a majority outside board, poison pills proposals, take over measures, and dilution of shareholder value.

       For proxies which include social, environmental, or political issues, CAM will normally support management absent a particular reason, provided that this course also supports or benefits shareholders value. If supporting management does not also support or benefit shareholder value, then CAM will vote against management or abstain. CAM does not restrict the type of product or business that companies pursue (such as defense related) nor does CAM seek to impose restrictions by exercising voting rights with whom and where they do business (US Government, South Africa) unless there is a specific prohibition or restriction in the Investment Guidelines laid down by the client or a prohibition by operation of law or regulations or unless the items appear unusual or significant.

       The decision maker in CAM on perceived controversial issues will be the Portfolio Manager and/or Analyst. Above all, a vote will be directed in the manner that is believed to best support or benefit shareholder value.

  Conflicts of Interest

       In furtherance of CAM’s goal to vote proxies in the best interests of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients.

  1) Procedures for Identifying Conflicts of Interest

       CAM relies on the following to seek to identify conflicts of interest with respect to proxy voting:

       A. CAM employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM Compliance.

       B. As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect of such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. Special circumstances, such as contact between CAM and non-CAM personnel, may cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer. As noted above, CAM employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as an attempt by a Citigroup business unit or Citigroup officer or employee to influence proxy voting by CAM) to the attention of CAM Compliance. Also, CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. CAM compliance maintains and makes available to proxy voting personnel an up to date list of issuers with which a Citigroup entity has had a significant, publicized relationship within the past twelve months. Such list is compiled by monitoring major news publications and without any communication between CAM and other Citigroup business units. For prudential reasons, CAM treats such significant, publicized relationships as creating a potential conflict of interest for CAM in voting proxies.

       C. Based on information furnished by CAM employees or maintained by CAM Compliance pursuant to procedures described above, CAM Compliance shall maintain an up to date list of issuers with respect to which CAM has a potential conflict of interest in voting proxies on behalf of client accounts. CAM shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described below. An exception applies with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue. Such issues generally are not brought for the specific resolution of the conflict because CAM’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy.

  2) Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

       A. CAM shall maintain a Proxy Forum to review and address conflicts of interest brought to its attention. The Proxy Forum shall be comprised of such CAM personnel as are designated from time to time by CAM’s European Management Committee, CAM’s General Counsel and CAM’s Chief Compliance Officer.

       B. All conflicts of interest identified pursuant to the procedures outlined above must be brought to the attention of the Proxy Forum by CAM Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated

  CAM position on such issue generally is not brought to the attention of the Proxy Forum for a conflict of interests review because CAM’s position is that any conflict of interest issues are resolved by voting in accordance with pre-determined policy.

       C. The Proxy Forum shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances.

       D. If it is determined by the Proxy Forum that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

       E. If it is determined by the Proxy Forum that a conflict of interest is material, the Proxy Forum shall determine an appropriate method to resolve such a conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

       i. disclosing the conflict to clients and obtaining their consent before voting;

       ii. suggesting to clients that they engage another party to vote the proxy on their behalf;

       iii. engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein, including, in case of issues that CAM votes on a case by case basis, application of the factors set forth herein that CAM considers in voting on such issues, and following such third party’s recommendations;

       iv. in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such an employee from the decision-making process with respect to such proxy vote; or

       v. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

  Record Keeping and Oversight

       CAM shall maintain the following records relating to proxy voting:

    a copy of these policies and procedures;

    a copy of each proxy form (as voted);

    a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

    documentation relating to the identification and resolution of conflicts of interest;

    any documents created by CAM that were material to a proxy voting decision or that memoralized the basis for that decision; and

    a copy of each written client request for information on how CAM voted proxies on behalf of the client, and a copy of any written response by CAM to any (written or oral) client request for information on how CAM voted proxies on behalf of the requesting client.

       Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the CAM adviser.

  APPENDIX B

  DESCRIPTION OF RATINGS

  Commercial Paper Ratings

       Commercial paper rated A-1 by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

       The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (“Moody’s”). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

  Corporate Bond Ratings

       The following summarizes the ratings used by S&P for corporate bonds:

       AAA—This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

       AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

       A—Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

       BBB—This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

       BB, B, CCC, CC, C—Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

       BB—Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

       B—Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

       CCC—Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

       CC—This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

       C—This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

       Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

  B-1

       To provide more detailed indications of credit quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

       D—Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

       The following summarizes the ratings used by Moody’s for corporate bonds:

       Aaa—Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa—Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa—Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B—Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated “Aa” through “B”. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

       Caa—Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

       Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       C—Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  B-2

  PART C –

  OTHER INFORMATION

  Item 23. Exhibits

  All references are to the Registrant’s registration statement on Form N-1A (the “Registration Statement”) as filed with the SEC on October 2, 1981 (File Nos. 2-74288 and 811-03275).

  (a)(1) Articles of Restatement dated September 17, 1993 to Registrant’s Articles of Incorporation dated September 28, 1981, Articles of Amendment dated October 14, 1994, Articles Supplementary, Articles of Amendment dated October 14, 1994, Articles Supplementary, Articles of Amendments and Certificates of Correction dated November 7, 1994, are incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement filed on November 7, 1994. Articles of Amendment No. 46 filed October 23, 1997 are incorporated by reference to Post-Effective Amendment dated October 23, 1997 (“Post-Effective Amendment No. 46”). Articles of Amendment dated February 27, 1998 are incorporated by reference to Post-Effective Amendment No. 48 dated April 29, 1998. Articles of Amendment dated June 1, 1998 are incorporated by reference to Post-Effective Amendment No. 49 filed on July 16, 1998 (“Post-Effective Amendment No. 49”). Articles of Amendment dated April 29, 2004 are incorporated by reference to Post-Effective Amendment No. 94 filed on April 29, 2004 (“Post-Effective Amendment No. 94). Articles Supplementary dated July 15, 2004 are incorporated by reference to Post-Effective Amendment No. 96 filed on July 16, 2004 (“Post-Effective Amendment No. 96”). Articles Supplementary dated August 23, 2004 are incorporated by reference to Post-Effective Amendment No. 97 filed on August 24, 2004. Articles Supplementary dated January 27, 2005 are incorporated by reference to Post-Effective Amendment No. 104 filed on February 24, 2005.

  (b)(1) Registrant’s By-Laws, as amended on September 30, 1992 are incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement filed on Form N-1A (File No. 2-74288) as filed with the Securities and Exchange Commission on April 30, 1993.

  (b)(2) Amended and Restated By-Laws are incorporated by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement filed on April 30, 2003.

  (c) Registrant’s form of stock certificate for Smith Barney Hansberger Global Value Fund (“Global Value Fund”) and Smith Barney Hansberger Global Value Small Cap Fund (“Small Cap Fund”) is incorporated by reference to Post Effective Amendment 46.

  (d)(1) Investment Advisory Agreement dated July 30, 1993, between the Registrant on behalf of Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund and Smith Barney Special Equities Fund and Greenwich Street Advisors is incorporated by reference to the Registration Statement filed on Form N-14 on September 2, 1993, File No. 33-50153.

  (d)(2) Investment Advisory Agreement on behalf of Smith Barney Growth Opportunity Fund and Smith Barney Managed Growth Fund is incorporated by reference to Post-Effective Amendment No. 40 filed on June 27, 1995. (“Post Effective Amendment No. 40”).

  (d)(3) Investment Management Agreement on behalf of Global Value Fund and Global Small Cap Fund between Registrant and Smith Barney Mutual Funds Management Inc. is incorporated by reference to Post-Effective Amendment No. 46.

  (d)(4) Sub-Advisory Agreement on behalf of Global Value Fund and Global Small Cap Fund between MMC and Hansberger Global Investors Inc. is incorporated by reference to Post-Effective Amendment No. 46.

  (d)(5) Investment Management Agreements on behalf of Smith Barney Small Cap Growth Fund and Smith Barney Small Cap Value Fund between Registrant and Mutual Management Corp. is incorporated by reference to Post-Effective Amendment No. 49.

  (d)(6) Management Agreement dated December 1, 2005 between the Registrant, on behalf of Smith Barney Small Cap Growth Fund, and SBFM is filed herewith.

  (d)(7) Management Agreement dated December 1, 2005 between the Registrant, on behalf of Smith Barney Small Cap Value Fund, and SBFM is filed herewith.

  (d)(8) Investment Management Agreements on behalf of Smith Barney Premier Selections Fund, Smith Barney Premier Selections All Cap Growth Fund and Smith Barney Premier Selections Global Growth Fund are incorporated by reference to Post-Effective Amendment No. 94.

  (d)(9) Investment Management Agreement between the Registrant on behalf of Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund and Smith Barney Fund Management LLC (“SBFM”) is incorporated by reference to Post-Effective Amendment No. 96.

  (d)(10) Amendment to the Sub-Advisory Agreement between the Registrant on behalf of Global Value Fund, SBFM and Hansberger Global Investors, dated April 23, 2003, incorporated by reference to Post-Effective Amendment No. 98 filed on August 27, 2004.

  (d)(11) Form of Investment Management Agreement between the Registrant on behalf of Smith Barney Real Return Strategy Fund and SBFM incorporated by reference to Post-Effective Amendment No. 99 filed on November 5, 2004.

  (d)(12) Management Agreement dated December 1, 2005 between the Registrant, on behalf of Smith Barney Real Return Strategy Fund, and SBFM is filed herewith.

  (d)(13) Form of Sub-Advisory Agreement between the Registrant, on behalf of Smith Barney Real Return Strategy Fund, SBFM and Citigroup Asset Management Limited incorporated by reference to Post-Effective Amendment No. 99 filed on November 5, 2004.

  (d)(14) Form of Sub-Advisory Agreement between the Registrant, on behalf of Smith Barney Real Return Strategy Fund, SBFM and Travelers Investment Management Company incorporated by reference to Post-Effective Amendment No. 99 filed on November 5, 2004.

  (d)(15) Sub-Advisory Agreement dated December 1, 2005 between the Registrant, on behalf of Smith Barney Real Return Strategy Fund, SBFM and Citigroup Asset Management Limited is filed herewith.

  (d)(16) Sub-Advisory Agreement dated December 1, 2005 between the Registrant, on behalf of Smith Barney Real Return Strategy Fund, SBFM and TIMCO Asset Management, Inc. is filed herewith.

  (d)(17) Investment Management Agreement between the Registrant, on behalf of Smith Barney Multiple Discipline Funds—All Cap and International Fund, and SBFM incorporated by reference to Post-Effective Amendment No. 106 filed on March 30, 2005.

  (d)(18) Sub-Advisory Agreement between SBFM and Causeway Capital Management LLC with respect to Smith Barney Multiple Discipline Funds—All Cap and International Fund incorporated by reference to Post-Effective Amendment No. 106 filed on March 30, 2005.

  (e)(1) Distribution Agreement dated July 30, 1993, between the Registrant and Smith Barney Shearson Inc. is incorporated by reference to the registration statement filed on Form N-14 on September 2, 1993. File 33-50153.

  (e)(2) Form of Distribution Agreement between the Registrant and PFS Distributors on behalf of Smith Barney Investment Funds Inc. is incorporated by reference to Post-Effective Amendment No. 40 filed on June 27, 1995.

  (e)(3) Form of Distribution Agreement between the Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 49.

  (e)(4) Selling Group Agreement is incorporated by reference to Post-Effective Amendment No. 56 filed on February 26, 1999.

  (e)(5) Form of Distribution Agreement with Salomon Smith Barney Inc. is incorporated by reference to Post- Effective Amendment No. 77 filed on December 5, 2000 (“Post- Effective Amendment No. 77”).

  (e)(6) Form of Distribution Agreement between the Registrant and PFS Distributors is incorporated by reference to Post-Effective Amendment No. 81 filed on April 26, 2001 (“Post-Effective Amendment No. 81”).

  (e)(7) Amendment to the Distribution Agreement and Assumption and of Duties and Responsibilities by PFSI dated December 1, 2005 between the Registrant and PFS Distributors is filed herewith.

  (e)(8) Amendment to the Distribution Agreement dated December 1, 2005 between the Registrant and Citigroup Global Markets Inc. is filed herewith.

  (e)(9) Distribution Agreement dated December 1, 2005 between the Registrant and Legg Mason Investor Series, LLC is filed herewith.

  (f) Not Applicable.

  (g)(1) Custodian Agreement with PNC Bank, National Association is incorporated by reference to Post – Effective Amendment No. 44 filed on April 29, 1997.

  (g)(2) Custodian Agreement with Chase Manhattan Bank is incorporated by reference to Post–Effective Amendment No. 46.

  (g)(3) Custodian Agreement with State Street Bank and Trust Company (“State Street”) is incorporated by reference to Post–Effective Amendment No. 86.

  (g)(4) Form of Custodian Agreement dated January 1, 2006 with State Street is filed herewith.

  (h)(1) Transfer Agency and Registrar Agreement dated August 5, 1993 with First Data Investor Services Group, Inc. (formerly The Shareholder Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 31 as filed on December 22, 1993 (“Post- Effective Amendment No. 31”).

  (h)(2) Sub-Transfer Agency Agreement between the Registrant and PFS Shareholders Services on behalf of Smith Barney Investment Funds Inc. is incorporated by reference to Post-Effective Amendment No. 40.

  (h)(3) Form of Transfer Agency Agreement dated October 1, 1999 between the Registrant and Citi Fiduciary Trust Company (f/k/a Smith Barney Private Trust Company) is incorporated by reference to Post-Effective Amendment No. 77.

  (h)(4) Form of Sub-Transfer Agency Agreement dated October 1, 1999 between City Fiduciary Trust Company (f/k/a Smith Barney Private Trust Company) and PFPC Global Fund Services (f/k/a First Data Investor Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 77.

  (h)(5) Form of Sub-Transfer Agency Agreement between Citi Fiduciary Trust Company (f/k/a Smith Barney Private Trust Company) and PFS Shareholder Services is incorporated by reference to Post-Effective Amendment No. 81.

  (h)(6) Licensing Agreement dated as of December 1, 2005 between the Registrant and Citigroup Inc is filed herewith.

  (i) Opinion of Robert A. Vegilante, Deputy General Counsel of Smith Barney Mutual Funds Management Inc., filed with Registrant’s Rule 24f-2 Notice (accession no. 000091155-97-00104) incorporated by reference.

  (j)(1) Auditor’s Consent is filed herewith.

  (j)(2) Power of Attorney --is incorporated by reference to Post-Effective Amendment No. 89 filed on January 28, 2003.

  (k) Not Applicable.

  (l) Not Applicable.

  (m)(1) Amended Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Special Equities Fund and Smith Barney European Fund and Smith Barney, Inc. (“Smith Barney”) are incorporated by reference to Post-Effective Amendment No. 37 filed on November 3, 1994 (Post-Effective Amendment No. 37”).

  (m)(2) Form of Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Growth Opportunity Fund and Smith Barney Managed Growth Fund is incorporated by reference to Post-Effective Amendment No. 40.

  (m)(3) Form of Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant on behalf of the Global Value Fund and Small Cap Fund is incorporated by reference to Post-Effective Amendment No. 46.

  (m)(4) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of each of its series is incorporated by reference to Post-Effective Amendment No. 49.

  (m)(5) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of Registrant is incorporated by reference to Post-Effective Amendment No. 77.

  (m) (6) Amended and Restated Shareholder Services and Distribution Plan pursuant to 12b-1 between the Registrant and Citigroup Global Markets Inc. is incorporated by reference to Post-Effective Amendment No. 94.

  (m)(7) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of its series Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund and Citigroup Global Markets Inc. incorporated by reference to Post-Effective Amendment No. 96.

  (m)(8) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 for the Registrant on behalf of its series Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund and PFS Distributors Inc. incorporated by reference to Post-Effective Amendment No. 96.

  (m)(9) Form of Shareholder Services and Distribution Plan pursuant to Rule 12b-1 for the Registrant on behalf of its series Smith Barney Real Return Strategy Fund and Citigroup Global Markets Inc. incorporated by reference to Post-Effective Amendment No. 101 filed on November 26, 2004.

  (m)(10) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of its series Smith Barney Multiple Discipline Funds—All Cap and International Fund and Citigroup Global Markets Inc. incorporated by reference to Post-Effective Amendment No. 106 filed on March 30, 2005.

  (m)(11) Amended Shareholder Services and Distribution Plan dated December 1, 2005 pursuant to Rule 12b-1 between the Registrant and Legg Mason is filed herewith.

  (n) Not Applicable.

  (o)(1) Form of Plan pursuant to Rule 18f-3 is incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement.

  (o)(2) Amended and Restated 18f-3(d) Multiple Class Plan dated as of December 1, 2005 is filed herewith.

  (p)(1) Revised Code of Ethics is incorporated by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement.

  (p)(2) Code of Ethics of Salomon Smith Barney is incorporated by reference to Post-Effective No. 89 to the Registrant’s Registration Statement on Form N-1A (File No. 2-74288) as filed with the Securities and Exchange Commission on January 28, 2003 (“Post-Effective Amendment No. 89”).

  (p)(3) Code of Ethics of PFS Distributors, Inc. is incorporated by reference to Post-Effective No. 89.

  (p)(4) Code of Ethics of Citigroup Asset Management Limited is incorporated by reference to Post-Effective Amendment No. 99 filed on November 5, 2004.

  (p)(5) Code of Ethics of Causeway Capital Management LLC is incorporated by reference to Post-Effective Amendment No. 104 filed on February 24, 2005.

  (p)(6) Code of Ethics of Citigroup Asset Management—North America and Certain Registered Investment Companies (As amended April 1, 2005) is incorporated by reference to Post-Effective Amendment No. 107 filed on April 29, 2005.

  (p)(7) Code of Ethics of Legg Mason Investor Services, LLC dated December 1, 2005 is filed herewith.

  (p)(8) Code of Ethics of Citigroup Asset Management - North America and Certain Registered Investment Companies as amended September 13, 2005 is filed herewith.

  Item 24.

  None.

  Item 25. Indemnification

  The response to this item is incorporated by reference to Pre-Effective Amendment No. 1 to the registration statement filed on Form N-14 on October 8, 1993 (File No. 33-50153).

  Item 26. Business and Other Connections of Investment Adviser

  Investment Adviser — Smith Barney Fund Management LLC (“SBFM”).

  SBFM was incorporated in December 1968 under the laws of the State of Delaware. On September 21, 1999, SBFM was converted into a Delaware Limited Liability Company. SBFM is an indirect wholly owned subsidiary of Legg Mason, Inc. (“Legg Mason”). SBFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”).

  The list required by this Item 26 of officers and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by SBFM pursuant to the Advisers Act (SEC File No. 801-8314).

  Item 27. Principal Underwriters

  (a)(1) Legg Mason Investor Services, LLC (“LMIS”), the Registrant’s co-distributor, is the distributor for each series of the registrants listed: Smith Barney Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Investment Series, Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc, Salomon Brothers Variable Series Funds Inc, Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds Inc., Smith Barney Core Plus Bond Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Sector Series Inc., Smith Barney World Funds, Inc., Travelers Series Fund Inc., Legg Mason Cash Reserve Trust, Inc., Legg Mason Charles Street Trust, Inc., Legg Mason Global Trust, Inc., Legg Mason Growth Trust, Inc., Legg Mason Income Trust, Inc., Legg Mason Investment Trust, Inc., Legg Mason Investors Trust, Inc., Legg Mason Light Street Trust, Inc., Legg Mason Special Investment Trust, Inc., Legg Mason Tax Exempt Trust, Inc., Legg Mason Tax-Free Income Fund, Legg Mason Value Trust, Inc. and Western Asset Funds, Inc.

  (a)(2) Citigroup Global Markets Inc. (“CGMI”) (formerly Salomon Smith Barney Inc.), the Registrant’s co-distributor, is the distributor for each series of the registrants listed: Smith Barney Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund

  Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc, Salomon Brothers Variable Series Funds Inc, Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Inflation Management Fund Inc., Salomon Brothers Variable Rate Strategic Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

  (a)(3) PFS Investments Inc. (formerly, PFS Distributors, Inc.) (“PFS”), Registrant’s co-distributor, is the distributor for certain series of the registrants listed: Smith Barney Trust II, Smith Barney Allocation Series Inc., Smith Barney Investment Series, Smith Barney Investment Trust, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Investment Funds Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Money Funds Inc. and Smith Barney Sector Series Inc.

  LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, Tax Free Reserves Portfolio, U.S. Treasury Reserves Portfolio and Liquid Reserves Portfolio.

  (b)(1) The names and addresses of directors, officers and partners of LMIS are as follows:

                      Timothy C. Scheve – Managing Director

                      Mark R. Fetting – Managing Director

                      D. Stuart Bowers – Vice President

                      W. Talbot Daley – Vice President

                      Thomas J. Hirschmann – Vice President

                      Joseph M. Furey – General Counsel and Chief Compliance Officer

                      Ronald Holinsky – Counsel

                      Robert E. Patterson – Counsel

                      Theresa M. Silberzahn – Chief Financial Officer

                      Elisabeth F. Craig – AML Compliance Officer and Director of Continuing Education

  The address of each director and officer of LMIS is 100 Light Street, Baltimore, Maryland 21202

  (b)(2) The information required by this Item 27 with respect to each director, officer and partner of CGMI is incorporated by reference to Schedule A of Form BD filed by CGMI pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

  (b)(3) (b)(2) The information required by this Item 27 with respect to each director, officer and partner of PFS is incorporated by reference to Schedule A of Form BD filed by PFS pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

  (c) Not applicable.

  Item 28. Location of Accounts and Records

(1)	Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

(2)	Smith Barney Investment Funds Inc.
125 Broad Street
New York, New York 10004

(3)	Smith Barney Fund Management LLC
399 Park Avenue
New York, New York 10022

(4)	State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

(5)	Citicorp Trust Bank, fsb
125 Broad Street
New York, New York 10004

(6)	PFPC Inc.
P.O. Box 9699
Providence RI 02940-9699

(7)	PFS Investments Inc.
3100 Breckinridge Blvd.
Building 20
Duluth, GA 30099-0062

(8)	Legg Mason Investor Services, LLC
100 Light Street
Baltimore, MD 21202

  Item 29. Management Services

  Not Applicable.

  Item 30. Undertakings

  Not applicable.

  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, SMITH BARNEY INVESTMENT FUNDS, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 30th day of January, 2006.

SMITH BARNEY INVESTMENT FUNDS INC.
By:	/s/ R. Jay Gerken*

R. Jay. Gerken Chairman of the Board (Chief Executive Officer)

       Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ R. Jay Gerken	Chairman of the Board (Chief Executive Officer)	January 30, 2006

R. Jay Gerken

/s/Kaprel Oszolak	Treasurer (Chief Financial Officer)	January 30, 2006

Kaprel Oszolak

/s/ Paul R. Ades *	Director	January 30, 2006

Paul R. Ades

/s/ Dwight B. Crane*	Director	January 30, 2006

Dwight B. Crane

/s/ Frank Hubbard *	Director	January 30, 2006

Frank Hubbard

/s/ Jerome Miller *	Director	January 30, 2006

Jerome Miller

/s/ Ken Miller *	Director	January 30, 2006

Ken Miller

*	Signed by R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney dated January 28, 2003.

/s/ R. Jay Gerken

R. Jay Gerken

  INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(d)(6)	Management Agreement dated December 1, 2005 between the Registrant, on behalf of Smith Barney Small Cap Growth Fund, and SBFM.

(d)(7)	Management Agreement dated December 1, 2005 between the Registrant, on behalf of Smith Barney Small Cap Value Fund, and SBFM.

(d)(12)	Management Agreement dated December 1, 2005 between the Registrant, on behalf of Smith Barney Real Return Strategy Fund, and SBFM.

(d)(15)	Sub-Advisory Agreement dated December 1, 2005 between the Registrant, on behalf of Smith Barney Real Return Strategy Fund, SBFM and Citigroup Asset Management Limited.

(d)(16)	Sub-Advisory Agreement dated December 1, 2005 between the Registrant, on behalf of Smith Barney Real Return Strategy Fund, SBFM and TIMCO Asset Management, Inc.

(e)(7)	Amendment to the Distribution Agreement and Assumption and of Duties and Responsibilities by PFSI dated December 1, 2005 between the Registrant and PFS Distributors.

(e)(8)	Amendment to the Distribution Agreement dated December 1, 2005 between the Registrant and Citigroup Global Markets Inc.

(e)(9)	Distribution Agreement dated December 1, 2005 between the Registrant and Legg Mason Investor Series, LLC.

(g)(4)	Form of Custodian Agreement dated January 1, 2006 with State Street Bank and Trust Company.

(h)(6)	Licensing Agreement dated as of December 1, 2005 between the Registrant and Citigroup Inc.

(j)(1)	Auditor’s Consent.

(m)(11)	Amended Shareholder Services and Distribution Plan dated December 1, 2005 pursuant to Rule 12b-1 between the Registrant and Legg Mason.

(o)(2)	Amended and Restated 18f-3(d) Multiple Class Plan dated as of December 1, 2005.

(p)(7)	Code of Ethics of Legg Mason Investor Services, LLC dated December 1, 2005.

(p)(8)	Code of Ethics of Citigroup Asset Management - North America and Certain Registered Investment Companies as amended September 13, 2005.